                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                               JOHN HANCOCK TRUST
                              601 Congress Street
                          Boston, Massachusetts 02210

                                                                January 26, 2005

Dear Variable Annuity and Variable Life Contract Owners:

     Management has proposed a number of important changes variously affecting all of the separate investment portfolios (the "Portfolios") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust). To consider and vote on the proposals described in the enclosed Notice of Special Meeting of Shareholders, a Special Meeting of Shareholders of the Trust will be held at 601 Congress Street, Boston, Massachusetts 02210, on MARCH 1, 2005 AT 10:00 A.M., EASTERN TIME. We encourage you to read the attached materials in their entirety.

     The following is an overview of the proposals for which you are being asked to provide voting instructions.

     PROPOSALS AFFECTING ALL OR MOST PORTFOLIOS. Shareholders of all or most Portfolios as indicated below are being asked to approve:

     - The election of eight Trustees (including two new Trustee nominees) as members of the Board of Trustees (All Portfolios);

     - An Amended Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC ("JHIMS") (formerly, Manufacturers Securities Services, LLC) increasing the advisory fee for each Portfolio generally by 0.10% of average daily net assets. The advisory fee increase for each Portfolio will be accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee for that Portfolio and therefore for most Portfolios will not increase the aggregate fees and expenses paid by shareholders (All Portfolios except the Equity Index Trust, Lifestyle Trusts and American Trusts);

     - Two amendments to the Trust's Agreement and Declaration of Trust to authorize the Board of Trustees, without shareholder approval, to (i) approve mergers of Portfolios and (ii) designate a class of shares of a Portfolio (e.g., the Series I, Series II or Series III shares of a Portfolio) as a separate Portfolio (All Portfolios); and

     - The reclassification of the investment objective of each Portfolio from a "fundamental" to a "non-fundamental" policy of the Trust which may be changed by the Board of Trustees without shareholder approval (All Portfolios).

     PROPOSALS AFFECTING SELECTED PORTFOLIOS. Shareholders of the Portfolios indicated below are being asked to approve:

     - Amended Advisory and Subadvisory Agreements with respect to the Lifestyle Trusts decreasing and restructuring advisory and subadvisory fees (Lifestyle Trusts Only);

     - A Rule 12b-1 Distribution Plan ("12b-1 Plan") for the Series I and Series II shares, and an amended 12b-1 Plan for the Series III shares, of each of the five Lifestyle Trusts (Lifestyle Trusts Only);

     - An Amended Subadvisory Agreement between JHIMS and MFC Global Investment Management (U.S.A.) Limited decreasing the subadvisory fee for the Quantitative Value Trust (Quantitative Value Trust Only); and

     - The reclassification of the Financial Services Trust from a "diversified" to a "non-diversified" Portfolio (Financial Services Trust Only).

                                     * * *


     Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York) are invested in subaccounts of separate accounts established by JHLICO (U.S.A.) and JHLICO New York, and each subaccount invests in shares of one of the Portfolios. You have the right to instruct JHLICO (U.S.A.) or JHLICO New York, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions for any Portfolio is determined as of the record date by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of such Portfolio are held by the value per share of that Portfolio of the Trust. Fractional votes are counted. JHLICO (U.S.A.) and JHLICO New York will vote all shares of the Trust issued to such companies, and the Trust will vote all shares held by its five "Lifestyle Trusts," which are Portfolios that invest in other Trust Portfolios, in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940.


     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust, and a Voting Instructions Form for each Trust Portfolio in which your contract values were invested as of December 31, 2004. The number of shares that represents your voting interest (determined as explained above) appears in each Voting Instructions Form. The Proxy Statement provides back-ground information and describes in detail each of the matters to be voted on at the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR THEIR APPROVAL.

     IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM(S) IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR THEIR RECEIPT BY FEBRUARY 28, 2005.

     If you have any questions regarding the Meeting, please call one of the following numbers:

For JHLICO (U.S.A.)
  variable annuity contracts:          (800) 344-1029
For JHLICO (U.S.A.)
  variable life contracts:             (800) 827-4546
For JHLICO New York
  variable annuity contracts:          (800) 551-2078
For JHLICO New York
  variable life contracts:             (888) 267-7784

                                        Sincerely,

                                        /s/ Andrew Corselli
                                        Andrew Corselli
                                        Secretary
                                        John Hancock Trust

                               JOHN HANCOCK TRUST
                              601 Congress Street
                          Boston, Massachusetts 02210

                                                                January 26, 2005

Dear Shareholder:

     Management has proposed a number of important changes variously affecting all of the separate investment portfolios (the "Portfolios") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust). To consider and vote on the proposals described in the enclosed Notice of Special Meeting of Shareholders, a Special Meeting of Shareholders of the Trust will be held at 601 Congress Street, Boston, Massachusetts 02210, on MARCH 1, 2005 AT 10:00 A.M., EASTERN TIME.

     As the trustee of a qualified pension or retirement plan ("qualified plan") holding Series III shares of Portfolios of the Trust, you are being asked to vote with respect to the proposals summarized below. We encourage you to read the attached materials in their entirety.

     PROPOSALS AFFECTING ALL OR MOST PORTFOLIOS. Shareholders of all or most Portfolios as indicated below are being asked to approve:

     - The election of eight Trustees (including two new Trustee nominees) as members of the Board of Trustees (All Portfolios);

     - An Amended Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC ("JHIMS") (formerly, Manufacturers Securities Services, LLC) increasing the advisory fee for each Portfolio generally by 0.10% of average daily net assets. The advisory fee increase for each Portfolio will be accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee for that Portfolio and therefore for most Portfolios will not increase the aggregate fees and expenses paid by shareholders (All Portfolios except the Equity Index Trust, Lifestyle Trusts and American Trusts);

     - Two amendments to the Trust's Agreement and Declaration of Trust to authorize the Board of Trustees, without shareholder approval, to (i) approve mergers of Portfolios and (ii) designate a class of shares of a Portfolio (e.g., the Series I, Series II or Series III shares of a Portfolio) as a separate Portfolio (All Portfolios); and

     - The reclassification of the investment objective of each Portfolio from a "fundamental" to a "non-fundamental" policy of the Trust which may be changed by the Board of Trustees without shareholder approval (All Portfolios).

     PROPOSALS AFFECTING SELECTED PORTFOLIOS. Shareholders of the Portfolios indicated below are being asked to approve:

     - Amended Advisory and Subadvisory Agreements with respect to the Lifestyle Trusts decreasing and restructuring advisory and subadvisory fees (Lifestyle Trusts Only);

     - A Rule 12b-1 Distribution Plan ("12b-1 Plan") for the Series I and Series II shares, and an amended 12b-1 Plan for the Series III shares, of each of the five Lifestyle Trusts (Lifestyle Trusts Only);

     - An Amended Subadvisory Agreement between JHIMS and MFC Global Investment Management (U.S.A.) Limited decreasing the subadvisory fee for the Quantitative Value Trust (Quantitative Value Trust Only); and

     - The reclassification of the Financial Services Trust from a "diversified" to a "non-diversified" Portfolio (Financial Services Trust Only).

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust, and a Proxy Card for each Portfolio in which you held shares as the trustee of a qualified plan on December 31, 2004, the record date for the meeting. The Proxy Statement provides background information and describes in detail the matters to be voted on at the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR THEIR APPROVAL.

     IN ORDER FOR SHARES TO BE VOTED AT THE MEETING, WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR PROXY CARD IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY FEBRUARY 28, 2005.

     If you have any questions regarding the Meeting, please call John Hancock Distributors, LLC (formerly, Manulife Financial Securities, LLC), which provides certain administrative services for the qualified plans, at (800) 344-1029.

                                        Sincerely,

                                        /s/ Andrew Corselli
                                        Andrew Corselli
                                        Secretary
                                        John Hancock Trust

                               JOHN HANCOCK TRUST
                              601 Congress Street
                          Boston, Massachusetts 02210

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF JOHN HANCOCK TRUST:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of John Hancock Trust (the "Trust") (formerly, prior to January 1, 2005, Manufacturers Investment Trust will be held at 601 Congress Street, Boston, Massachusetts 02210, on MARCH 1, 2005 AT 10:00 A.M., EASTERN TIME. A Proxy Statement which provides information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:


Proposal 1   Election of eight Trustees to serve as members of the
             Board of Trustees of the Trust. (All shareholders of the
             Trust will vote on Proposal 1).

Proposal 2   Approval of an Amended Advisory Agreement between the
             Trust and John Hancock Investment Management Services,
             LLC ("JHIMS" or the "Adviser") increasing advisory fee
             rates. (Shareholders of each Portfolio except the Equity
             Index Trust, Lifestyle Trusts(1) and American Trusts(2)
             will vote separately on Proposal 2.)


Proposal 3   Approval of an Amended Advisory Agreement with respect to
             the Lifestyle Trusts decreasing advisory fees.
             (Shareholders of each Lifestyle Trust will vote
             separately on Proposal 3).

Proposal 4   Approval of an Amended Subadvisory Agreement with respect
             to the Lifestyle Trusts decreasing subadvisory fees.
             (Shareholders of each Lifestyle Trust will vote
             separately on Proposal 4).

Proposal 5   Approval of a Rule 12b-1 Distribution Plan ("12b-1 Plan")
             for the Series I and Series II shares, and an amended
             12b-1 Plan for the Series III shares, of each of the
             Lifestyle Trusts. (Shareholders of each series of shares
             of each Lifestyle Trust will vote separately on Proposal
             5).

---------------

    (1) The "Lifestyle Trusts" are: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust.

    (2) The American Trusts are: the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust and American Growth-Income Trust.

Proposal 6   Approval of an Amended Subadvisory Agreement for the
             Quantitative Value Trust decreasing subadvisory fees.
             (Only shareholders of the Quantitative Value Trust will
             vote on Proposal 6).

Proposal 7   Approval of Amendment to the Trust's Declaration of Trust
             to authorize the Board of Trustees to approve Portfolio
             mergers without shareholder approval. (All shareholders
             of the Trust will vote on Proposal 7).

Proposal 8   Approval of Amendment to the Trust's Declaration of Trust
             to authorize the Board of Trustees to designate a class
             of shares of a Portfolio as a separate Portfolio. (All
             shareholders of the Trust will vote on Proposal 8).


Proposal 9   Approval of reclassifying the investment objective of
             each Portfolio as a "non-fundamental" policy which may be
             changed without shareholder approval. (Shareholders of
             each Portfolio will vote separately on Proposal 9).

Proposal 10  Approval of reclassifying the Financial Services Trust from a "diversified" to "non-diversified" Portfolio.
             (Shareholders of the Financial Services Trust will vote on Proposal 10).

             Any other business that may properly come before the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL THE PROPOSALS.

     Each shareholder of record at the close of business on December 31, 2004 is entitled to receive notice of and to vote at the Meeting.

                                        Sincerely,

                                        /s/ Andrew Corselli
                                        Andrew Corselli
                                        Secretary
                                        John Hancock Trust

January 26, 2005
Boston, Massachusetts

                               JOHN HANCOCK TRUST

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 1, 2005

                            ------------------------

                                JANUARY 26, 2005

                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
Introduction.....................................................    1
Shareholders and Voting Information..............................    4
Proposal 1:   Election of eight Trustees to serve as members of
              the Board of Trustees of the Trust.................    7
Proposal 2:   Approval of an Amended Advisory Agreement between
              the Trust and John Hancock Investment Management
              Services, LLC ("JHIMS" or the "Adviser") increasing
              advisory fees......................................   15
Proposal 3:   Approval of an Amended Advisory Agreement with
              respect to the Lifestyle Trusts decreasing advisory
              fees...............................................   26
Proposal 4:   Approval of an Amended Subadvisory Agreement with
              respect to the Lifestyle Trusts decreasing
              subadvisory
              fees...............................................   30
Proposal 5:   Approval of a Rule 12b-1 Distribution Plan ("12b-1
              Plan") for the Series I and Series II shares, and
              an amended 12b-1 Plan for the Series III shares, of
              each of the Lifestyle Trusts.......................   33
Proposal 6:   Approval of an Amended Subadvisory Agreement for
              the Quantitative Value Trust decreasing subadvisory
              fees...............................................   47
Proposal 7:   Approval of Amendment to the Trust's Declaration of
              Trust to authorize the Board of Trustees to approve
              Portfolio mergers without shareholder approval.....   50
Proposal 8:   Approval of Amendment to the Trust's Declaration of
              Trust to authorize the Board of Trustees to
              designate a class of shares of a Portfolio as a
              separate Portfolio.................................   52
Proposal 9:   Approval of reclassifying the investment objective
              of each Portfolio as a "non-fundamental" policy
              which may be changed without shareholder
              approval...........................................   55
Proposal 10:  Approval of reclassifying the Financial Services
              Trust from a "diversified" to "non-diversified"
              Portfolio..........................................   57
Evaluation of the Amended Advisory and Subadvisory Agreements by
  the Board of Trustees..........................................   58
Additional Information About the Adviser, MFC Global (U.S.A.) and
  the Advisory and Subadvisory Agreements........................   62
Other Matters....................................................   73
Appendix A    Outstanding Shares of Portfolios and Share
              Ownership..........................................   74
Appendix B    Portfolio Fees and Expenses under Current and
              Amended Advisory Agreements........................   83
Appendix C    Stated Investment Objectives of the Portfolios.....   97
Exhibit A     Procedures of the Trust for the Selection of New
              Independent Trustees...............................  100
Exhibit B     Forms of Rule 12b-1 Distribution Plans.............  103

                               JOHN HANCOCK TRUST
                              601 Congress Street
                          Boston, Massachusetts 02210
                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 1, 2005

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) of proxies to be used at a special meeting of shareholders of the Trust to be held at 601 Congress Street, Boston, Massachusetts 02210, on MARCH 1, 2005 AT 10:00 A.M., EASTERN TIME (the "Meeting"). Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), the Board has designated December 31, 2004 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on December 31, 2004 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of the Trust held. This Proxy Statement is first being sent to shareholders on or about January 26, 2005.

     THE TRUST. The Trust is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Trust are divided into 79 series corresponding to the following 79 portfolios (each a "Portfolio," collectively the "Portfolios") which the Trust offers:

Science & Technology Trust
Pacific Rim Trust
Health Sciences Trust
Emerging Growth Trust
Aggressive Growth Trust
Emerging Small Company Trust
Small Company Blend Trust
Small Company Trust
Dynamic Growth Trust
Mid Cap Stock Trust
Natural Resources Trust
All Cap Growth Trust
Strategic Opportunities Trust
Financial Services Trust
International Stock Trust
Overseas Trust
International Small Cap Trust
International Value Trust
Quantitative Mid Cap Trust
Mid Cap Core Trust
Global Trust
Strategic Growth Trust
Capital Appreciation Trust
U.S. Global Leaders Growth Trust
Quantitative All Cap Trust
All Cap Core Trust
Large Cap Growth Trust
Blue Chip Growth Trust
U.S. Large Cap Trust
Core Equity Trust
Strategic Value Trust
Large Cap Value Trust
Classic Value Trust
Utilities Trust
Real Estate Securities Trust
Small Cap Opportunities Trust
Small Company Value Trust
Special Value Trust
Mid Cap Value Trust
Value Trust
All Cap Value Trust
Equity Index Trust
Fundamental Value Trust
Growth & Income Trust
Great Companies-America Trust
Quantitative Value Trust
Equity-Income Trust
Income & Value Trust
Global Allocation Trust
High Yield Trust
Strategic Bond Trust

Strategic Income Trust
Global Bond Trust
Diversified Bond Trust
Investment Quality Bond Trust
Total Return Trust
Real Return Bond Trust
U.S. Government Securities Trust
Money Market Trust
Small Cap Index Trust
Mid Cap Index Trust
Total Stock Market Index Trust
500 Index Trust
Lifestyle Aggressive 1000 Trust
Lifestyle Growth 820 Trust
Lifestyle Balanced 640 Trust
Lifestyle Moderate 460 Trust
Lifestyle Conservative 280 Trust
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust
Small-Mid Cap Trust
International Equity Select Trust
High Grade Bond Trust
Small-Mid Cap Growth Trust
Select Growth Trust
Global Equity Select Trust
Core Value Trust

     The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("contracts"), certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans"). Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), certain Portfolios of the Trust (the "Lifestyle Trusts") that invest in other Trust Portfolios and qualified plans for which John Hancock Distributors LLC ("JH Distributors" or the "Distributor") (formerly, Manulife Financial Securities,
LLC) provides certain administrative services. Each of JHLICO (U.S.A.), JHLICO New York and JH Distributors is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife Financial Corporation ("MFC") is the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.


     INVESTMENT MANAGEMENT. John Hancock Investment Management Services, LLC ("JHIMS" or the "Adviser") (formerly, Manufacturers Securities Services, LLC) serves as investment adviser for the Trust and each of the Portfolios that has an adviser pursuant to an investment advisory agreement with the Trust dated May 1, 1999, as amended (the "Advisory Agreement"). As adviser to the Trust, JHIMS is responsible for, among other things, administering the business and affairs of the Trust and selecting, contracting with, compensating and monitoring the investment subadvisers which manage the investment and reinvestment of the assets of the Portfolios. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Each of the subadvisers to the Portfolios is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

     FUND REORGANIZATIONS. Certain of the proposals which shareholders are being asked to consider at the Meeting relate to and will be effected in connection with two fund reorganizations. One provides for the combination into certain Portfolios of the Trust of series of John Hancock Variable Series Trust I ("JHVST") (the "JHVST Reorganization"), and the other provides for the combination of certain Portfolios of the Trust into other Portfolios of the Trust (the "JHT Reorganization").

     JHVST is also a no-load, open-end investment company registered under the 1940 Act, and the shares of its series (the "JHVST Funds") are also generally sold only to insurance companies and their separate accounts as the underlying investment media for variable contracts. Shares of the JHVST Funds are sold principally to the John Hancock Life Insurance Company ("JHLICO") and the John Hancock Variable Life Insurance Company ("JHVLICO").

     Effective April 28, 2004, MFC, the ultimate parent entity of JHLICO (U.S.A.) and JHLICO New York as described above, acquired John Hancock Financial Services, Inc., the parent entity of JHLICO and JHVLICO. As a result of that acquisition, the combined Manulife/John Hancock companies now sponsor two variable insurance products funds in the United States: the Trust and JHVST. Management of the Trust, JHVST and the insurance companies to which those funds principally sell their shares have proposed to combine the JHVST Funds into corresponding Trust Portfolios to create a single, larger variable insurance products fund that is expected to eliminate certain duplicate costs and redundant investment options and to operate with greater efficiency. The Boards of Trustees of JHVST and the Trust have approved the JHVST Reorganization and, subject to approval by the shareholders of JHVST at a shareholders meeting scheduled for April 4, 2005, the JHVST Reorganization is scheduled to become effective on April 29, 2005.

     The main purpose of the internal JHT Reorganization is to further implement the rationalization and consolidation of investment options included in the JHVST Reorganization. The Board of Trustees of the Trust has approved the JHT Reorganization and, subject to approval by the shareholders of the affected Portfolios of the Trust at a separate shareholders meeting scheduled for March 1, 2005, the JHT Reorganization is scheduled to become effective on April 29, 2005, at the same time as the JHVST Reorganization.

     As stated above, certain of the proposals which shareholders are being asked to consider at the Meeting relate to the JHVST and JHT Reorganizations and are intended to facilitate the process of integrating and consolidating the Trust Portfolios and the JHVST Funds. Thus, the proposed increase of 0.10% in advisory fees for most Portfolios, which will be accompanied by a corresponding 0.10% decrease in Rule 12b-1 fees for those Portfolios, will assist in integrating with the Trust's pricing structure the different pricing structure applicable to existing shares of the JHVST Funds (see Proposal 2). Similarly, the proposed reclassification of the investment objective of each Portfolio from a "fundamental" to a "non-fundamental" policy of the Trust, which can be changed by the Board of Trustees without shareholder approval, reflects the "non-fundamental" classification of the investment objective of each of the JHVST Funds that is combining into a Trust Portfolio in connection with the JHVST Reorganization and is intended to permit the Trust to have a uniform classification with respect to all Trust Portfolios as well as to provide the Trustees with greater flexibility in the management and administration of the Trust (see Proposal 9). The relation of these and other proposals to the JHVST and JHT Reorganizations is described under the respective Proposals.


                                     * * *

     As used in this Proxy Statement, the term "American Trusts" refers collectively to the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust and American Growth-Income Trust, and the term "Lifestyle Trusts" refers collectively to the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust.

                      SHAREHOLDERS AND VOTING INFORMATION

SHAREHOLDERS OF THE TRUST

     As of the Record Date, the shares of the Trust attributable to variable contracts were legally owned by JHLICO (U.S.A.), JHLICO New York and the Lifestyle Trusts which are funds of funds that invest in shares of other Trust Portfolios; other shares of the Trust were legally owned by qualified plans for which JH Distributors provides certain administrative services.

     JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO U.S.A. and JHLICO New York holds shares of the Trust directly and attributable to variable contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts. JHLICO (U.S.A.) and JHLICO New York are the legal owners of shares of the Trust held in their separate accounts.

     JHLICO (U.S.A.) and JHLICO New York have the right to vote upon matters that may be voted upon at a special shareholders' meeting. These companies will vote all shares of the Trust Portfolios issued to them in proportion to the timely instructions received from owners of the contracts ("contract owners") participating in the separate accounts described above which are registered under the 1940 Act. In addition, the Trust will vote all shares of the Portfolios held by the Lifestyle Trusts in proportion to such instructions. The companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Portfolios to be voted at the Meeting.


     Retention of Professional Proxy Soliciting Firm. In view of the importance to shareholders and contract owners of the matters being submitted for a vote at the Meeting, and in an effort to encourage voting participation by shareholders and contract owners, the Trust has retained the services of a professional proxy soliciting firm, MIS, an ADT company, to assist in soliciting proxies from shareholders whose shares in the Trust are not attributable to variable contracts and voting instructions from contract owners. The Trust estimates that the cost of such services will be approximately $100,000.



     The number of votes eligible to be cast at the Meeting with respect to each Portfolio, the percentage ownership of the outstanding shares of each Portfolio by each of JHLICO (U.S.A.), JHLICO New York and the Lifestyle Trusts, and other share ownership information, as of the Record Date, are set forth in Appendix A ("Outstanding Shares of Portfolios and Share Ownership") to this Proxy Statement.


     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2003 and semi-annual report for the period ended June 30, 2004 to any shareholder or contract owner upon request. To obtain a report, please contact the Trust by calling 1-800-344-1029 or by writing to the Trust at 601 Congress Street, Boston, Massachusetts 02210, Attn.:
Gordon Shone.

VOTING PROCEDURES

     Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210, or
(ii) signing and returning a new proxy, in each case if received by the Trust by February 28, 2005. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATIONS, FOR APPROVAL OF ALL THE PROPOSALS.

     Quorum; Definition of a Majority of Outstanding Voting
Securities. Shareholders of record at the close of business on December 31, 2004 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting.

The holders of 30% of the outstanding shares of the Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A majority of the outstanding voting securities of the Trust, a Portfolio or a class, as applicable, entitled to vote at the close of business on that date is required to approve each Proposal, except as noted herein. As used in this Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:


          (1) 67% or more of the voting securities of the Trust, a Portfolio or a class, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy; or


          (2) more than 50% of the outstanding voting securities of the Trust, a Portfolio or a class, as applicable.

Shareholders are entitled to one vote for each Series I, Series II and Series III share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more Proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the Trust's shares cast at the Meeting, and any adjournment with respect to a Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

     Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

     Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Trust. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Trust's investment adviser, JHIMS, or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses. As stated above, the Trust has retained the services of a professional proxy soliciting firm, MIS, an ADT company, to assist in soliciting proxies and estimates that the cost of such services would be approximately $100,000.


     Portfolio Voting. Shares of all Portfolios will vote in the aggregate and not by Portfolio or class of shares with respect to the election of Trustees and the amendments to the Declaration of Trust (Proposals 1, 7 and 8). Shares of the applicable Portfolio or Portfolios will vote separately, and in the aggregate and not by class of shares, on Proposals 2, 3, 4, 6, 9 and 10, and each of the Series I, Series II and Series III share classes of each Lifestyle Trust will vote separately as a class on Proposal 5.

                                   PROPOSAL 1

                         ELECTION OF EIGHT TRUSTEES AS
                 MEMBERS OF THE BOARD OF TRUSTEES OF THE TRUST

                                (ALL PORTFOLIOS)

     Pursuant to the provisions of the Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), the Trustees have increased the size of the Board from six to eight Trustees. Shareholders are being asked to elect each of the individuals listed below (the "nominees") as members of the Board of Trustees. Because the Trust does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified or until he otherwise dies, retires, resigns, is removed or becomes disqualified. All of the nominees, other than Elizabeth G. Cook and Hassell H. McClellan currently serve as Trustees of the Trust.

     The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees. If, prior to the Meeting, any nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected.

     The business and affairs of the Trust, including of all the Portfolios of the Trust, are managed under the direction of the Board of Trustees. The following table presents certain information regarding the current Trustees of the Trust and the other nominees, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Trustee or other nominee. Information is listed separately for those nominees who are "interested persons" (as defined in the 1940 Act) of the Trust (the "Interested Trustees") and those nominees who are not interested persons of the Trust (the "Independent Trustees"). The two nominees who are not currently Trustees, Ms. Cook and Mr. McClellan, are currently independent trustees of JHVST and were nominated after Management of the Trust had recommended that the Trustees consider the independent trustees of JHVST as potential candidates. As stated above, the Trust currently offers 79 separate Portfolios, and each Trustee oversees all Portfolios.

                              INTERESTED TRUSTEES

                                                                                OTHER
NAME, ADDRESS           POSITION(S) HELD      PRINCIPAL OCCUPATION(S)       DIRECTORSHIPS
AND AGE                  WITH THE TRUST      DURING THE PAST 5 YEARS**     HELD BY TRUSTEE
-------------           ----------------     -------------------------     ---------------
John D. DesPrez III#    Trustee            President and Chief Executive   None
200 Clarendon           (since 2000)       Officer, John Hancock
Boston, MA 02216                           Financial Services; Chairman
Age: 48                                    and President, John Hancock
                                           Life Insurance Company
                                           (U.S.A.), Executive Vice
                                           President, U.S. Operations,
                                           Manulife Financial
John D. Richardson#     Chairman of the    Retired: Former Senior          Director, BNS
601 Congress Street     Board of           Executive Vice President,       Split Corp.
Boston, MA 02210        Trustees (since    Manulife Financial, February    (Financial
Age: 67                 1997)              2000 to March 2002; Executive   Services)
                                           Vice President and General
                                           Manager, U.S. Operations,
                                           Manulife Financial, January
                                           1995 to January 2000.

---------------

 # Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

** Prior to January 1, 2005, John Hancock Life Insurance Company (U.S.A.) was named The Manufacturers Life Insurance Company (U.S.A.).

                         INDEPENDENT TRUSTEES/NOMINEES

                       POSITION(S)
NAME, ADDRESS              HELD       PRINCIPAL OCCUPATION(S)    OTHER DIRECTORSHIPS HELD
AND AGE                 WITH TRUST      DURING PAST 5 YEARS       BY TRUSTEE OR NOMINEE
-------------          -----------    -----------------------    ------------------------
Don B. Allen           Trustee        Former Senior Lecturer,    None
601 Congress Street    (since 1985)   William E. Simon
Boston, MA 02210                      Graduate School of
Age: 76                               Business Administration,
                                      University of Rochester
                                      (Retired 2000)
Charles L. Bardelis    Trustee        President and Executive    None
601 Congress Street    (since 1988)   Officer, Island Commuter
Boston, MA 02210                      Corporation (Marine
Age: 63                               Transport)
Elizabeth G. Cook      Nominee        Expressive Arts            Trustee (since 1993),
601 Congress Street                   Therapist, Dana Farber     John Hancock Variable
Boston, MA 02210                      Cancer Institute;          Series Trust I (Mutual
Age: 67                               President, The             Fund)*
                                      Advertising Club of
                                      Greater Boston

                       POSITION(S)
NAME, ADDRESS              HELD       PRINCIPAL OCCUPATION(S)    OTHER DIRECTORSHIPS HELD
AND AGE                 WITH TRUST      DURING PAST 5 YEARS       BY TRUSTEE OR NOMINEE
-------------          -----------    -----------------------    ------------------------
Hassell H. McClellan   Nominee        Associate Professor, The   Trustee (since 2001),
601 Congress Street                   Graduate School of the     John Hancock Variable
Boston, MA 02210                      Wallace E. Carroll         Series Trust I (Mutual
Age: 59                               School of Management,      Fund)*
                                      Boston College

James M. Oates         Trustee        Chairman, Hudson Castle    Director (since 1988),
601 Congress Street    (since 2004)   Group Inc. (formerly,      Phoenix Mutual Funds**;
Boston, MA 02210                      IBEX Capital Markets,      Director (since 1995),
Age: 58                               Inc.) (Advisory and        Investors Financial
                                      Administrative             Services Corporation;
                                      Services); Managing        Director (since 1996),
                                      Director, The Wydown       Stifel Financial
                                      Group (Business
                                      Consulting); Chairman,
                                      Emerson Investment
                                      Management, Inc. (since
                                      2000)

F. David Rolwing       Trustee        Former Chairman,           None
601 Congress Street    (since 1997)   President and Chief
Boston, MA 02210                      Executive Officer,
Age: 70                               Montgomery Mutual
                                      Insurance Company, 1991-
                                      1999 (retired 1999)

---------------

 * Each of Ms. Cook and Mr. McClellan, as a Trustee of John Hancock Variable Series Trust I ("JHVST"), oversees its 24 separate series (the "JHVST Funds"). As described above under "Introduction -- Fund Reorganizations," the JHVST Funds are proposed to be combined into corresponding Trust Portfolios in connection with the JHVST Reorganization.

** As a Director of Phoenix Mutual Funds, Mr. Oates oversees 20 Phoenix funds.

     It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2004, the Board met seven times. Each of the Trustees attended at least 75% of the Board meetings and meetings of Committees of which the Trustee was a member.

     Correspondence intended for each Trustee may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board of Trustees or individual Trustees will be logged and sent to the Board or individual Trustee.

OFFICERS OF THE TRUST

     The following table presents certain information regarding the current officers of the Trust, including their principal occupations which, unless specific dates are shown, are of more than five years duration.

                                    OFFICERS

NAME, ADDRESS            POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
AND AGE                   WITH THE TRUST               DURING THE PAST 5 YEARS**
-------------            ----------------              -------------------------
James D. Gallagher*    President (since        Executive Vice President, John Hancock
601 Congress Street    2001)                   Life Insurance Company (U.S.A.);
Boston, MA 02210                               President, John Hancock Life Insurance
Age: 50                                        Company of New York; Vice President,
                                               Secretary and General Counsel, The
                                               Manufacturers Life Insurance Company of
                                               North America, June 1994 to January 2002.

Marc Costantini*       Treasurer (since        Senior Vice President and Chief Financial
601 Congress Street    2004)                   Officer, Wealth Management, John Hancock
Boston, MA 02210                               Life Insurance Company (U.S.A.), January
Age: 35                                        2004 to present; General Manager, Managed
                                               Accounts, John Hancock Life Insurance
                                               Company (U.S.A.), and other positions at
                                               Manulife Financial, prior to January
                                               2004.

Andrew Corselli*       Secretary (since        Vice President and Senior Counsel, U.S.
200 Clarendon Street   2002)                   Operations Law Department, Manulife
Boston, MA 02116                               Financial, March 2001 to present;
Age: 58                                        Assistant General Counsel and Chief of
                                               Litigation, The Prudential Insurance
                                               Company of America, June 1998 to June
                                               2000.

Gordon Shone*          Vice President and      Senior Vice President, John Hancock Life
601 Congress Street    Chief Financial         Insurance Company (U.S.A.), January 2001
Boston, MA 02210       Officer (since 2003)    to present; Vice President, John Hancock
Age: 48                                        Life Insurance Company (U.S.A.), August
                                               1998 to December 2000.

---------------

 * Affiliated with the investment adviser.

** Prior to January 1, 2005, John Hancock Life Insurance Company (U.S.A.) was named The Manufacturers Life Insurance Company (U.S.A.), and John Hancock Life Insurance Company of New York was named The Manufacturers Life Insurance Company of New York.

BOARD COMMITTEES

     The Board of Trustees has two standing committees, the Audit Committee and the Nominating Committee, each of which is composed of all the Independent Trustees.

     Audit Committee. The Audit Committee met two times during the Trust's fiscal year ended December 31, 2004 to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by the independent accountants and to consider the possible effect of such services on their independence.

     Nominating Committee. The Nominating Committee met two times during the fiscal year ended December 31, 2004. The Nominating Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board. The Nominating Committee will consider candidates recommended by Trust shareholders or contract owners investing in the Trust through insurance company separate accounts. Such candidates will be considered in the same manner as candidates recommended by other sources. Names of candidates recommended by shareholders or contract owners may be submitted to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210 along with relevant biographical information. The Nominating Committee has adopted Procedures for the Selection of New Independent Trustees, a copy of which is attached as Exhibit A to this Proxy Statement.

     When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Portfolios, with consideration being given to the person's business, academic or other experience and education and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. It is the intent of the Nominating Committee that at least one Independent Trustee be an "audit committee financial expert" as such term is defined by the SEC. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

COMPENSATION

     The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $67,000, a fee of $11,400 for each quarterly meeting of the Trustees that they attend in person, a fee of $5,700 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting and a fee of $1,000 for each Nominating Committee Meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement between the Trust and JHIMS and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE*


                                                           AGGREGATE COMPENSATION FROM TRUST
                                                               FOR THE FISCAL YEAR ENDED
                NAMES OF PERSON, POSITION                         DECEMBER 31, 2004*
                -------------------------                  ---------------------------------
INDEPENDENT TRUSTEES
Don B. Allen, Trustee....................................              $115,250
Charles L. Bardelis, Trustee.............................              $115,250
James M. Oates, Trustee**................................              $ 11,400
F. David Rolwing, Trustee................................              $115,250
INTERESTED TRUSTEES***
John D. DesPrez, Trustee.................................              $      0
John D. Richardson, Trustee..............................              $      0


---------------

  * Compensation received for services as Trustee. The Trust does not have a pension or retirement plan for any of its Trustees or officers. No Trustee received any compensation from any other fund in the Fund Complex for the fiscal year ended December 31, 2004.


 ** Mr. Oates became a Trustee on December 3, 2004.


*** Trustees affiliated with the Adviser.

SHARE OWNERSHIP


     The tables below lists the amount of securities of each Trust Portfolio beneficially owned by each Trustee or nominee (other than Ms. Cook and Mr. McClellan who owned no such securities) as of December 31, 2004. For purposes of these tables, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:


A -- $0                                 D -- $50,001 up to and including
                                        $100,000
B -- $1 up to and including $10,000     E -- $100,001 or more
C -- $10,001 up to and including
  $50,000

                                           INDEPENDENT TRUSTEES          INTERESTED TRUSTEES
                                    ----------------------------------   --------------------
FUNDS                               ALLEN   BARDELIS   OATES   ROLWING   RICHARDSON   DESPREZ
-----                               -----   --------   -----   -------   ----------   -------
Science & Technology Trust........    B        A         A        A          A           A
Pacific Rim Trust.................    A        A         A        A          A           A
Health Sciences Trust.............    A        A         A        A          A           A
Emerging Growth Trust.............    A        A         A        A          A           A
Aggressive Growth Trust...........    A        A         A        A          A           A
Emerging Small Company Trust......    A        A         A        C          A           A
Small Company Blend Trust.........    C        A         A        A          A           A
Small Company Trust...............    A        A         A        A          A           A
Dynamic Growth Trust..............    B        A         A        A          A           A
Mid Cap Stock Trust...............    A        A         A        A          A           A
Natural Resources Trust...........    A        C         A        A          A           A
All Cap Growth Trust..............    B        A         A        A          A           A
Strategic Opportunities Trust.....    B        A         A        A          A           A
Financial Services Trust..........    A        A         A        A          A           A
International Stock Trust.........    A        A         A        C          A           A
Overseas Trust....................    A        A         A        A          A           A
International Small Cap Trust.....    B        A         A        A          A           A
International Value Trust.........    A        A         A        A          A           A
Quantitative Mid Cap Trust........    A        A         A        C          A           A
Mid Cap Core Trust................    A        A         A        A          A           A
Global Trust......................    A        A         A        A          A           A
Strategic Growth Trust............    A        A         A        A          A           A
Capital Appreciation Trust........    A        A         A        A          A           A
U.S. Global Leaders Growth
  Trust...........................    A        A         A        A          A           A
Quantitative All Cap Trust........    A        A         A        A          A           A
All Cap Core Trust................    A        A         A        A          A           A
Large Cap Growth Trust............    A        A         A        A          A           A
Blue Chip Growth Trust............    A        A         A        A          A           A
U.S. Large Cap Trust..............    B        A         A        C          A           A
Core Equity Trust.................    A        A         A        A          A           A
Strategic Value Trust.............    A        A         A        A          A           A
Large Cap Value Trust.............    A        A         A        A          A           A
Classical Value Trust.............    A        A         A        A          A           A
Utilities Trust...................    A        A         A        A          A           A
Real Estate Securities Trust......    A        A         A        C          A           A
Small Cap Opportunities Trust.....    A        A         A        A          A           A
Small Company Value Trust.........    C        A         A        A          A           A
Special Value Trust...............    A        A         A        A          A           A
Mid Cap Value Trust...............    A        A         A        A          A           A
Value Trust.......................    C        A         A        A          A           A

                                           INDEPENDENT TRUSTEES          INTERESTED TRUSTEES
                                    ----------------------------------   --------------------
FUNDS                               ALLEN   BARDELIS   OATES   ROLWING   RICHARDSON   DESPREZ
-----                               -----   --------   -----   -------   ----------   -------
All Cap Value Trust...............    A        A         A        A          A           A
Equity Index Trust................    A        A         A        A          A           A
Fundamental Value Trust...........    A        C         A        A          A           A
Growth & Income Trust.............    C        A         A        A          A           A
Great Companies-America Trust.....    A        A         A        A          A           A
Quantitative Value Trust..........    A        A         A        A          A           A
Equity-Income Trust...............    A        A         A        A          A           A
Income & Value Trust..............    A        A         A        A          A           A
Global Allocation Trust...........    A        A         A        A          A           A
High Yield Trust..................    A        A         A        A          A           A
Strategic Bond Trust..............    A        A         A        A          A           A
Strategic Income Trust............    A        A         A        A          A           A
Global Bond Trust.................    A        A         A        A          A           A
Diversified Bond Trust............    A        A         A        A          A           A
Investment Quality Bond Trust.....    A        A         A        A          A           A
Total Return Trust................    A        A         A        A          A           A
Real Return Bond Trust............    A        A         A        A          A           A
U.S. Government Securities
  Trust...........................    A        A         A        A          A           A
Money Market Trust................    A        A         A        A          A           A
Small Cap Index Trust.............    A        A         A        A          A           A
Mid Cap Index Trust...............    A        A         A        A          A           A
Total Stock Market Index Trust....    A        A         A        A          A           A
500 Index Trust...................    A        A         A        A          A           E
Lifestyle Aggressive 1000 Trust...    A        D         E        A          A           A
Lifestyle Growth 820 Trust........    A        D         A        A          A           A
Lifestyle Balanced 640 Trust......    A        A         A        A          A           A
Lifestyle Moderate 460 Trust......    A        B         A        A          A           A
Lifestyle Conservative 280
  Trust...........................    A        A         A        A          A           A
American Growth Trust.............    A        A         A        A          A           A
American International Trust......    A        A         A        A          A           A
American Blue Chip Income and
  Growth Trust....................    A        A         A        A          A           A
American Growth-Income Trust......    A        A         A        A          A           A
Small-Mid Cap Trust...............    A        A         A        A          A           A
International Equity Select
  Trust...........................    A        A         A        A          A           A
High Grade Bond Trust.............    A        A         A        A          A           A
Small-Mid Cap Growth Trust........    A        A         A        A          A           A
Select Growth Trust...............    A        A         A        A          A           A
Global Equity Select Trust........    A        A         A        A          A           A
Core Value Trust..................    A        A         A        A          A           A
TRUST ON AN AGGREGATE BASIS.......    E        E         E        D          A           E

     The Trust from time to time changes subadvisers or engages new subadvisers to the Portfolios. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. Prior to December 31, 2004, the following independent Trustees (or their immediate family members) owned shares (the value of which exceeded $60,000) of the controlling parents of companies that have been approved by the Board of Trustees as subadvisers to certain Portfolios that will commence operations on April 29, 2005: F. David
Rolwing -- Bank of America Corporation (controlling parent of Marsico Capital Management, LLC); James M. Oates -- Bank of America Corporation (controlling parent of Marsico Capital Management, LLC) and State Street Corporation (controlling parent of SSgA Funds Management, Inc.). In addition, Mr. Oates, who was elected a Trustee on December 3, 2004, owned shares of Citigroup (the controlling parent of Salomon Brothers Asset Management Inc.). At December 31, 2004, these Trustees and the other Independent Trustees (and their immediate family members) did not own any shares of a company that was serving, or had been approved to serve, as subadviser to a Trust Portfolio or of any company controlling, controlled by or under common control with such a subadviser.


REQUIRED VOTE

     Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present in person or represented by proxy at the Meeting.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" ALL THE NOMINEES.

                                   PROPOSAL 2

                     APPROVAL OF AMENDED ADVISORY AGREEMENT
              BETWEEN THE TRUST AND JHIMS INCREASING ADVISORY FEES

                 (ALL PORTFOLIOS EXCEPT THE EQUITY INDEX TRUST,
                     LIFESTYLE TRUSTS AND AMERICAN TRUSTS)


     At its meeting on December 13, 2004, the Board, including all the Independent Trustees, approved an Amended Advisory Agreement between the Trust and JHIMS for each of the Portfolios except the Equity Index Trust, the Lifestyle Trusts and the American Trusts. For convenience (and unless the context otherwise requires), "Portfolio(s)" as used under this Proposal 2 refers only to the Portfolios voting on Proposal 2. Shareholders of each Portfolio are being asked to approve the Amended Advisory Agreement as to that Portfolio. Each Portfolio will vote separately on this Proposal.

     Under the Amended Advisory Agreement, the advisory fee for each Portfolio will generally increase by 0.10% of average daily net assets at all asset level breakpoints, if any. In certain cases described below (see "Variations in Fee Increases"), the advisory fee increase will vary to reflect the incorporation of new breakpoints or breakpoint adjustments. FOR EACH PORTFOLIO THAT APPROVES THE ADVISORY FEE INCREASE, THERE WILL BE A 0.10% DECREASE IN THE RULE 12B-1 DISTRIBUTION FEE ("12B-1 FEE") FOR EACH SHARE CLASS OF THE PORTFOLIO. CONSEQUENTLY, THE ADVISORY FEE INCREASE GENERALLY WILL NOT RESULT IN AN INCREASE IN THE TOTAL FEES AND EXPENSES BORNE BY SHAREHOLDERS OF A PORTFOLIO. SEE APPENDIX B ("PORTFOLIO FEES AND EXPENSES UNDER CURRENT AND AMENDED ADVISORY AGREEMENTS").


     As described above under "Introduction -- Fund Reorganizations," the proposed advisory fee increase and corresponding 12b-1 fee decrease are related to the JHVST Reorganization and reflect a re-evaluation and re-positioning of the pricing structure for shares of the Trust in view of the different pricing structure for shares of the JHVST Funds as well as changing competitive circumstances. In particular, the advisory fee changes will assist in integrating into Trust Portfolios JHVST Funds which offer only one class of shares, NAV shares, which are not subject to Rule 12b-1 fees. The corresponding decrease in 12b-1 fees is intended to ensure in the case of most Portfolios that adjustments to the Trust's pricing structure do not impose higher total fees and expenses on shareholders of the Portfolios.


VARIATIONS IN FEE INCREASES



     The re-positioning of the pricing structure for shares of the Trust also reflects, with respect to certain Portfolios, a realignment of advisory and subadvisory fees, including the incorporation of new or the adjustment of existing asset level breakpoints, intended to provide for the Trust Portfolios generally the same spread between advisory and subadvisory fees. AS A RESULT OF THIS REALIGNMENT, THE ADVISORY FEE INCREASES FOR THE PORTFOLIOS NAMED BELOW DIFFER FROM THE GENERALLY APPLICABLE 0.10% INCREASE AS DESCRIBED BELOW AND, TO THE EXTENT THE INCREASE IS HIGHER THAN THE ACCOMPANYING 0.10% DECREASE IN 12B-1 FEES, THE TOTAL FEES AND EXPENSES BORNE BY THE PORTFOLIO WILL INCREASE MARGINALLY. This will be the case for all such Portfolios except the 500 Index Trust. Overall fees and expenses for the

500 Index Trust will decrease. See Appendix B ("Portfolio Fees and Expenses under Current and Amended Advisory Agreements").

PORTFOLIO                                       ADVISORY FEE INCREASE
---------                                       ---------------------
Small Company Value Trust      For these Portfolios, the advisory fee increase will be
Income & Value Trust           0.15% for the first $500 million and, with the
                               incorporation of a new breakpoint, will be 0.10% for
                               assets over $500 million.

Money Market Trust             For this Portfolio, the advisory fee increase will be
                               0.15% for the first $500 million and, with the
                               incorporation of a new breakpoint, will be 0.12% for
                               assets over $500 million.

Small Cap Index Trust          For these Portfolios, the advisory fee increase will be
Mid Cap Index Trust            0.115% for the first $250 million and, with the
Total Stock Market Index       incorporation of two new breakpoints, will be 0.105%
Trust                          for the next $250 million and 0.085% for assets over
                               $500 million.

500 Index Trust                For this Portfolio, the advisory fee increase will be
                               0.095% for the first $500 million and 0.085% for assets
                               over $500 million.


RELATED PROPOSAL FOR QUANTITATIVE VALUE TRUST



     Shareholders of the Quantitative Value Trust are also being asked, under Proposal 6 below, to approve an Amended Subadvisory Agreement providing for a decrease in the subadvisory fee paid to MFC Global (U.S.A.) as subadviser to that Portfolio. The subadvisory fee is paid by JHIMS out of the advisory fee it receives for the Portfolio and is not an additional charge to the Portfolio. Accordingly, the proposed decrease in subadvisory fees will not reduce the advisory fee paid by shareholders but will result in a net increase in the percentage of the advisory fee retained by JHIMS. Under this Proposal 2, shareholders of the Quantitative Value Trust are being asked to approve a 0.10% increase in such advisory fee (to be accompanied by a 0.10% decrease in applicable 12b-1 fees).



12B-1 FEES


     Shares of the Portfolios are currently issued in three classes: Series I, Series II and Series III (but not all Portfolios issue all three share classes). The three share classes are substantially the same except for differences in class expenses, including 12b-1 fees under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 fees are paid to the Trust's distributor and principal underwriter, JH Distributors, to use for distribution and administrative and other services expenses. Series I shares of a Portfolio are subject to and currently pay a maximum annual 12b-1 fee of 0.15% of Series I share average daily net assets; Series II shares are subject to and currently pay a maximum annual 12b-1 fee of 0.35% of Series II share average daily net assets; and Series III shares are subject to and currently pay a maximum 12b-1 fee of 0.50% of Series III share average daily net assets. However, the Board of Trustees may re-set such fees at less than the maximum annual rates and, as indicated above, has determined to decrease by 0.10% the 12b-1 fees for each share class of each

Portfolio that approves the proposed 0.10% advisory fee increase. The 12b-1 fees rates for the Series I, Series II and Series III shares of the Portfolios that approve the advisory fee increase will be, respectively, 0.05%, 0.25% and 0.40%. While the Board of Trustees, with the approval of a majority of the Independent Trustees, may re-set such decreased 12b-1 fees up to the maximum rates under the 12b-1 plans without shareholder approval, the Board has no present intention to do so.


     If shareholders of a Portfolio approve the Amended Advisory Agreement, the increase in advisory fees, and the corresponding decrease in 12b-1 fees, will become effective as of April 30, 2005.

TERMS OF THE AMENDED ADVISORY AGREEMENT

     Except for the proposed increase in advisory fees, the terms of the current Advisory Agreement and the Amended Advisory Agreement for each Portfolio are identical and are described below under "Description of the Advisory and Amended Advisory Agreements."

     Pursuant to the Advisory Agreement, JHIMS receives, and pursuant to the Amended Advisory Agreement, JHIMS will receive, an advisory fee from the Trust for each Portfolio. The advisory fee is computed separately for each Portfolio and is stated as an annual percentage of the current value of the net assets of that Portfolio. The fee is paid daily. The daily fee is computed for each Portfolio by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for that Portfolio, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business. Under the Advisory Agreement and the Amended Advisory Agreement, the advisory fees for most (but not all) Portfolios incorporate breakpoints at various asset levels which reduce the effective annual percentage rate when the assets of the Portfolios exceed the applicable breakpoint(s) for the Portfolios.

     The following table sets forth for each Portfolio: (1) the advisory fee rates under the current Advisory Agreement; and (2) the advisory fee rates, reflecting the proposed 0.10% increase or, for those Portfolios marked by an asterisk (*), the varied increases described above, under the proposed Amended Advisory Agreement:

                                           ADVISORY FEES                     ADVISORY FEES
PORTFOLIO                            CURRENT ADVISORY AGREEMENT        AMENDED ADVISORY AGREEMENT
---------                            --------------------------        --------------------------
Science & Technology Trust......  0.950% -- first $500 million;     1.050% -- first $500 million;
                                  and                               and
                                  0.900% -- excess over $500        1.000% -- excess over $500
                                  million.                          million.
Pacific Rim Trust...............  0.700% -- first $500 million;     0.800% -- first $500 million;
                                  and                               and
                                  0.600% -- excess over $500        0.700% -- excess over $500
                                  million.                          million.
Health Sciences Trust...........  0.950% -- first $500 million;     1.050% -- first $500 million;
                                  and                               and
                                  0.900% -- excess over $500        1.000% -- excess over $500
                                  million.                          million.
Emerging Growth Trust...........  0.700% -- at all asset levels.    0.800% -- at all asset levels.
Aggressive Growth Trust.........  0.850% -- first $500 million;     0.950% -- first $500 million;
                                  and                               and
                                  0.800% -- excess over $500        0.900% -- excess over $500
                                  million.                          million.
Emerging Small Company Trust....  0.900% -- first $500 million;     1.000% -- first $500 million;
                                  0.870% -- next $500 million; and  0.970% -- next $500 million; and
                                  0.850% -- excess over $1          0.950% -- excess over $1
                                  billion.                          billion.
Small Company Blend Trust.......  0.900% -- at all asset levels.    1.000% -- at all asset levels.
Small Company Trust.............  0.950% -- first $125 million;     1.050% -- first $125 million;
                                  and                               and
                                  0.900% -- excess over $125        1.000% -- excess over $125
                                  million.                          million.
Dynamic Growth Trust............  0.850% -- first $500 million;     0.950% -- first $500 million;
                                  and                               and
                                  0.800% -- excess over $500        0.900% -- excess over $500
                                  million.                          million.
Mid Cap Stock Trust.............  0.775% -- first $200 million;     0.875% -- first $200 million;
                                  0.750% -- next $300 million; and  0.850% -- next $300 million; and
                                  0.725% -- excess over $500        0.825% -- excess over $500
                                  million.                          million.
Natural Resources Trust.........  0.950% -- first $50 million; and  1.050% -- first $50 million; and
                                  0.900% -- excess over $50         1.000% -- excess over $50
                                  million.                          million.
All Cap Growth Trust............  0.800% -- first $500 million;     0.900% -- first $500 million;
                                  and                               and
                                  0.750% -- excess over $500        0.850% -- excess over $500
                                  million.                          million.
Strategic Opportunities Trust...  0.700% -- at all asset levels.    0.800% -- at all asset levels.
Financial Services Trust........  0.800% -- first $50 million;      0.900% -- first $50 million;
                                  0.750% -- next $450 million; and  0.850% -- next $400 million; and
                                  0.700% -- excess over $500        0.800% -- excess over $500
                                  million.                          million.
International Stock Trust.......  0.850% -- first $500 million;     0.950% -- first $500 million;
                                  and                               and
                                  0.800% -- excess over $500        0.900% -- excess over $500
                                  million.                          million.
Overseas Trust..................  0.800% -- at all asset levels.    0.900% -- at all asset levels.
International Small Cap Trust...  0.950% -- first $200 million;     1.050% -- first $200 million;
                                  0.850% -- next $300 million; and  0.950% -- next $300 million; and
                                  0.750% -- excess over $500        0.850% -- excess over $500
                                  million.                          million.
International Value Trust.......  0.850% -- first $200 million;     0.950% -- first $200 million;
                                  0.750% -- next $300 million; and  0.850% -- next $300 million; and
                                  0.700% -- excess over $500        0.800% -- excess over $500
                                  million.                          million.
Quantitative Mid Cap Trust......  0.650% -- first $200 million;     0.750% -- first $200 million;
                                  and                               and
                                  0.550% -- excess over $200        0.650% -- excess over $200
                                  million.                          million.

                                           ADVISORY FEES                     ADVISORY FEES
PORTFOLIO                            CURRENT ADVISORY AGREEMENT        AMENDED ADVISORY AGREEMENT
---------                            --------------------------        --------------------------
Mid Cap Core Trust..............  0.850% -- first $10 million;      0.950% -- first $10 million;
                                  0.800% -- next $40 million;       0.900% -- next $40 million;
                                  0.775% -- next $150 million;      0.875% -- next $150 million;
                                  0.750% -- next $300 million; and  0.850% -- next $300 million; and
                                  0.725% -- excess over $500        0.825% -- excess over $500
                                  million.                          million.
Global Trust....................  0.750% -- first $1 billion; and   0.850% -- first $1 billion; and
                                  0.700% -- excess over $1          0.800% -- excess over $1
                                  billion.                          billion.
Strategic Growth Trust..........  0.750% -- first $300 million;     0.850% -- first $300 million;
                                  0.725% -- next $300 million;      0.825% -- next $300 million;
                                  0.700% -- next $300 million;      0.800% -- next $300 million;
                                  0.675% -- next $600 million; and  0.775% -- next $600 million; and
                                  0.600% -- excess over $1.5        0.700% -- excess over $1.5
                                  billion.                          billion.
Capital Appreciation Trust......  0.750% -- first $300 million;     0.850% -- first $300 million;
                                  and                               and
                                  0.700% -- excess over $300        0.800% -- excess over $300
                                  million.                          million.
U.S. Global Leaders Growth        0.6125% -- first $500 million;    0.7125% -- first $500 million;
 Trust..........................  and                               and
                                  0.575% -- excess over $500        0.675% -- excess over $500
                                  million.                          million.
Quantitative All Cap Trust......  0.650% -- first $50 million; and  0.750% -- first $50 million; and
                                  0.600% -- excess over $50         0.700% -- excess over $50
                                  million.                          million.
All Cap Core Trust..............  0.700% -- first $500 million;     0.800% -- first $500 million;
                                  and                               and
                                  0.650% -- excess over $500        0.750% -- excess over $500
                                  million.                          million.
Large Cap Growth Trust..........  0.750% -- first $750 million;     0.850% -- first $750 million;
                                  and                               and
                                  0.700% -- excess over $750        0.800% -- excess over $750
                                  million.                          million.
Blue Chip Growth Trust..........  0.725% -- first $1 billion; and   0.825% -- first $1 billion; and
                                  0.700% -- excess over $1          0.800% -- excess over $1
                                  billion.                          billion.
U.S. Large Cap Trust............  0.725% -- first $1 billion; and   0.825% -- first $1 billion; and
                                  0.700% -- excess over $1          0.800% -- excess over $1
                                  billion.                          billion.
Core Equity Trust...............  0.750% -- first $350 million;     0.850% -- first $350 million;
                                  and                               and
                                  0.650% -- excess over $350        0.750% -- excess over $350
                                  million.                          million.
Strategic Value Trust...........  0.750% -- first $300 million;     0.850% -- first $300 million;
                                  0.725% -- next $300 million;      0.825% -- next $300 million;
                                  0.700% -- next $300 million;      0.800% -- next $300 million;
                                  0.675% -- next $600 million; and  0.775% -- next $600 million; and
                                  0.600% -- excess over $1.5        0.700% -- excess over $1.5
                                  billion.                          billion.
Large Cap Value Trust...........  0.750% -- first $300 million;     0.850% -- first $300 million;
                                  0.725% -- next $200 million; and  0.825% -- next $200 million; and
                                  0.700% -- excess over $500        0.800% -- excess over $500
                                  million.                          million.
Classic Value Trust.............  0.775% -- first $500 million;     0.875% -- first $500 million;
                                  0.7325% -- next $500 million;     0.8325% -- next $500 million;
                                  and                               and
                                  0.700% -- excess over $1          0.800% -- excess over $1
                                  billion.                          billion.
Utilities Trust.................  0.750% -- first $300 million;     0.850% -- first $300 million;
                                  0.725% -- next $300 million;      0.825% -- next $300 million;
                                  0.700% -- next $300 million;      0.800% -- next $300 million;
                                  0.675% -- next $600 million; and  0.775% -- next $600 million; and
                                  0.600% -- excess over $1.5        0.700% -- excess over $1.5
                                  billion.                          billion.
Real Estate Securities Trust....  0.600% -- at all asset levels.    0.700% -- at all asset levels.
Small Cap Opportunities Trust...  0.900% -- first $500 million;     1.000% -- first $500 million;
                                  and                               and
                                  0.850% -- excess over $500        0.950% -- excess over $500
                                  million.                          million.

                                           ADVISORY FEES                     ADVISORY FEES
PORTFOLIO                            CURRENT ADVISORY AGREEMENT        AMENDED ADVISORY AGREEMENT
---------                            --------------------------        --------------------------
Small Company Value Trust*......  0.900% -- at all asset levels.    1.050% -- first $500 million;
                                                                    and
                                                                    1.000% -- excess over $500
                                                                    million.
Special Value Trust.............  0.900% -- first $500 million;     1.000% -- first $500 million;
                                  and                               and
                                  0.850% -- excess over $500        0.950% -- excess over $500
                                  million.                          million.
Mid Cap Value Trust.............  0.800% -- first $200 million;     0.900% -- first $200 million;
                                  0.750% -- next $300 million; and  0.850% -- next $300 million; and
                                  0.725% -- excess over $500        0.825% -- excess over $500
                                  million.                          million.
Value Trust.....................  0.650% -- first $200 million;     0.750% -- first $200 million;
                                  0.625% -- next $300 million; and  0.725% -- next $300 million; and
                                  0.550% -- excess over $500        0.650% -- excess over $500
                                  million.                          million.
All Cap Value Trust.............  0.750% -- first $250 million;     0.850% -- first $250 million;
                                  0.700% -- next $250 million; and  0.800% -- next $250 million; and
                                  0.650% -- excess over $500        0.750% -- excess over $500
                                  million.                          million.
Fundamental Value Trust.........  0.800% -- first $50 million;      0.900% -- first $50 million;
                                  0.750% -- next $450 million; and  0.850% -- next $400 million; and
                                  0.700% -- excess over $500        0.800% -- excess over $500
                                  million.                          million.
Growth & Income Trust...........  0.600% -- first $500 million;     0.700% -- first $500 million;
                                  0.550% -- next $500 million; and  0.650% -- next $500 million; and
                                  0.500% -- excess over $1          0.600% -- excess over $1
                                  billion.                          billion.
Great Companies-America Trust...  0.750% -- first $500 million;     0.850% -- first $500 million;
                                  and                               and
                                  0.700% -- excess over $500        0.800% -- excess over $500
                                  million.                          million.
Quantitative Value Trust........  0.600% -- first $500 million;     0.700% -- first $500 million;
                                  0.550% -- next $500 million; and  0.650% -- next $500 million; and
                                  0.500% -- excess over $1          0.600% -- excess over $1
                                  billion.                          billion.
Equity-Income Trust.............  0.725% -- first $1 billion; and   0.825% -- first $1 billion; and
                                  0.700% -- excess over $1          0.800% -- excess over $1
                                  billion.                          billion.
Income & Value Trust*...........  0.650% -- at all asset levels.    0.800% -- first $500 million;
                                                                    and
                                                                    0.750% -- excess over $500
                                                                    million.
Global Allocation Trust.........  0.750% -- first $500 million;     0.850% -- first $500 million;
                                  and                               and
                                  0.700% -- excess over $500        0.800% -- excess over $500
                                  million.                          million.
High Yield Trust................  0.625% -- first $500 million;     0.725% -- first $500 million;
                                  and                               and
                                  0.550% -- excess over $500        0.650% -- excess over $500
                                  million.                          million.
Strategic Bond Trust............  0.625% -- first $500 million;     0.725% -- first $500 million;
                                  and                               and
                                  0.550% -- excess over $500        0.650% -- excess over $500
                                  million.                          million.
Strategic Income Trust..........  0.625% -- first $500 million;     0.725% -- first $500 million;
                                  and                               and
                                  0.550% -- excess over $500        0.650% -- excess over $500
                                  million.                          million.
Global Bond Trust...............  0.600% -- at all asset levels.    0.700% -- at all asset levels.
Diversified Bond Trust..........  0.600% -- at all asset levels.    0.700% -- at all asset levels.
Investment Quality Bond Trust...  0.500% -- first $500 million;     0.600% -- first $500 million;
                                  and                               and
                                  0.450% -- excess over $500        0.550% -- excess over $500
                                  million.                          million.
Total Return Trust..............  0.600% -- at all asset levels.    0.700% -- at all asset levels.
Real Return Bond Trust..........  0.600% -- at all asset levels.    0.700% -- at all asset levels.
U.S. Government Securities        0.550% -- first $500 million;     0.650% -- first $500 million;
 Trust..........................  and                               and
                                  0.450% -- excess over $500        0.550% -- excess over $500
                                  million.                          million.
Money Market Trust*.............  0.350%  -- at all asset levels.   0.500% -- first $500 million;
                                                                    and
                                                                    0.470% -- excess over $500
                                                                    million.

                                           ADVISORY FEES                     ADVISORY FEES
PORTFOLIO                            CURRENT ADVISORY AGREEMENT        AMENDED ADVISORY AGREEMENT
---------                            --------------------------        --------------------------
Small Cap Index Trust*..........  0.375% -- at all asset levels.    0.490% -- first $250 million;
                                                                    0.480% -- next $250 million; and
                                                                    0.460% -- excess over $500
                                                                    million.
Mid Cap Index Trust*............  0.375% -- at all asset levels.    0.490% -- first $250 million;
                                                                    0.480% -- next $250 million; and
                                                                    0.460% -- excess over $500
                                                                    million.
Total Stock Market Index          0.375% -- at all asset levels.    0.490% -- first $250 million;
 Trust*.........................                                    0.480% -- next $250 million; and
                                                                    0.460% -- excess over $500
                                                                    million.
500 Index Trust*................  0.375% -- at all asset levels.    0.470% -- first $500 million;
                                                                    and 0.460% -- excess over $500
                                                                    million.
Small-Mid Cap Trust.............  0.950% -- at all asset levels.    1.050% -- at all asset levels.
International Equity Select       0.900% -- first $250 million;     1.000% -- first $250 million;
 Trust..........................  0.850% -- next $250 million; and  0.950% -- next $250 million; and
                                  0.800% -- excess over $500        0.900% -- excess over $500
                                  million.                          million.
High Grade Bond Trust...........  0.600% -- first $50 million;      0.700% -- first $50 million;
                                  0.550% -- next $50 million;       0.650% -- next $50 million;
                                  0.500% -- next $150 million; and  0.600% -- next $150 million; and
                                  0.450% -- excess over $250        0.550% -- excess over $250
                                  million.                          million.
Small-Mid Cap Growth Trust......  0.800% -- first $100 million;     0.900% -- first $100 million;
                                  and                               and
                                  0.750% -- excess over $100        0.850% -- excess over $100
                                  million.                          million.
Select Growth Trust.............  0.800% -- first $100 million;     0.900% -- first $100 million;
                                  and                               and
                                  0.750% -- excess over $100        0.850% -- excess over $100
                                  million.                          million.
Global Equity Select Trust......  0.900% -- first $250 million;     1.000% -- first $250 million;
                                  0.850% -- next $250 million; and  0.950% -- next $250 million; and
                                  0.800% -- excess over $500        0.900% -- excess over $500
                                  million.                          million.
Core Value Trust................  0.800% -- first $100 million;     0.900% -- first $100 million;
                                  and                               and
                                  0.750% -- excess over $100        0.850% -- excess over $100
                                  million.                          million.

     The following table sets forth for each Portfolio: (1) the aggregate amount of advisory fees paid by the Portfolio to JHIMS for the fiscal year ended December 31, 2004; (2) the aggregate amount of advisory fees that the Portfolio would have paid to JHIMS for the fiscal year ended December 31, 2004 if the Amended Advisory Agreement had been in effect for that year; and (3) the difference between the amounts of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).


                                                (1)                    (2)               (3)
                                         ------------------   ---------------------   ----------
                                                                AMENDED ADVISORY
                                          CURRENT ADVISORY     AGREEMENT ADVISORY
                                         AGREEMENT ADVISORY     FEES PAYABLE FOR
                                         FEES PAID FOR YEAR        YEAR ENDED         PERCENTAGE
PORTFOLIO                                  ENDED 12/31/04     12/31/04 IF IN EFFECT   DIFFERENCE
---------                                ------------------   ---------------------   ----------
Science & Technology Trust.............      $5,168,860            $5,733,905            10.93%
Pacific Rim Trust......................         708,324               809,513            14.29%
Health Sciences Trust..................       1,721,699             1,908,723            10.86%
Emerging Growth Trust..................       1,277,412             1,459,899            14.29%

                                                (1)                    (2)               (3)
                                         ------------------   ---------------------   ----------
                                                                AMENDED ADVISORY
                                          CURRENT ADVISORY     AGREEMENT ADVISORY
                                         AGREEMENT ADVISORY     FEES PAYABLE FOR
                                         FEES PAID FOR YEAR        YEAR ENDED         PERCENTAGE
PORTFOLIO                                  ENDED 12/31/04     12/31/04 IF IN EFFECT   DIFFERENCE
---------                                ------------------   ---------------------   ----------
Aggressive Growth Trust................       3,109,634             3,475,473            11.76%
Emerging Small Company Trust...........       4,329,271             4,810,407            11.11%
Small Company Blend Trust..............       1,834,636             2,038,484            11.11%
Small Company Trust*...................         238,444               279,933            17.40%
Dynamic Growth Trust...................       1,412,822             1,579,037            11.76%
Mid Cap Stock Trust....................       3,535,985             4,001,023            13.15%
Natural Resources Trust................       3,267,843             3,628,158            11.03%
All Cap Growth Trust...................       4,677,977             5,268,374            12.62%
Strategic Opportunities Trust..........       3,677,296             4,202,624            14.29%
Financial Services Trust...............         726,555               820,095            12.87%
International Stock Trust..............       4,097,284             4,580,432            11.79%
Overseas Trust.........................       4,926,069             5,541,827            12.50%
International Small Cap Trust..........       3,565,448             3,961,384            11.10%
International Value Trust..............       4,231,243             4,835,905            14.29%
Quantitative Mid Cap Trust.............         841,151               970,559            15.38%
Mid Cap Core Trust.....................         487,381               548,011            12.44%
Global Trust...........................       2,610,745             2,983,708            14.29%
Strategic Growth Trust.................       2,334,289             2,646,138            13.36%
Capital Appreciation Trust.............       1,590,102             1,802,116            13.33%
U.S. Global Leaders Growth Trust*......          12,946                12,946             0.00%(+)
Quantitative All Cap Trust.............       1,330,957             1,549,811            16.44%
All Cap Core Trust.....................       1,863,493             2,129,706            14.29%
Large Cap Growth Trust.................       3,624,733             4,108,030            13.33%
Blue Chip Growth Trust.................      10,872,275            12,456,349            14.57%
U.S. Large Cap Trust...................       5,370,954             6,111,775            13.79%
Core Equity Trust*.....................       1,615,600             1,942,130            20.21%
Strategic Value Trust..................       1,070,875             1,213,658            13.33%
Large Cap Value Trust..................         661,887               755,086            14.08%
Classic Value Trust*...................          39,211                39,211             0.00%(+)
Utilities Trust........................         518,572               587,715            13.33%
Real Estate Securities Trust...........       4,524,762             5,278,889            16.67%
Small Cap Opportunities Trust..........       1,210,099             1,344,554            11.11%
Small Company Value Trust..............       5,830,493             6,728,325            15.40%
Special Value Trust....................         229,701               255,224            11.11%
Mid Cap Value Trust....................       4,221,265             4,772,619            13.06%
Value Trust............................       2,041,280             2,359,884            15.61%
All Cap Value Trust....................       2,319,635             2,633,154            13.52%
Fundamental Value Trust................       4,920,784             5,584,467            13.49%

                                                (1)                    (2)               (3)
                                         ------------------   ---------------------   ----------
                                                                AMENDED ADVISORY
                                          CURRENT ADVISORY     AGREEMENT ADVISORY
                                         AGREEMENT ADVISORY     FEES PAYABLE FOR
                                         FEES PAID FOR YEAR        YEAR ENDED         PERCENTAGE
PORTFOLIO                                  ENDED 12/31/04     12/31/04 IF IN EFFECT   DIFFERENCE
---------                                ------------------   ---------------------   ----------
Growth & Income Trust..................       8,459,407            10,001,289            18.23%
Great Companies-America Trust..........           9,790                12,519            27.88%
Quantitative Value Trust*..............         727,800               910,499            25.10%
Equity-Income Trust....................      11,628,612            13,325,483            14.59%
Income & Value Trust...................       4,486,788             5,427,063            20.96%
Global Allocation Trust................       1,029,176             1,166,400            13.33%
High Yield Trust.......................       6,560,794             7,685,483            17.14%
Strategic Bond Trust...................       4,500,084             5,250,100            16.67%
Strategic Income Trust*................          55,452                68,816            24.10%
Global Bond Trust......................       3,731,728             4,353,683            16.67%
Diversified Bond Trust.................       2,546,700             2,971,150            16.67%
Investment Quality Bond Trust..........       2,371,047             2,845,257            20.00%
Total Return Trust.....................       8,198,876             9,565,355            16.67%
Real Return Bond Trust.................       2,421,965             2,825,626            16.67%
U.S. Government Securities Trust.......       3,701,482             4,412,922            19.22%
Money Market Trust.....................       7,248,538             9,883,752            36.36%
Small Cap Index Trust..................         752,503               983,271            30.67%
Mid Cap Index Trust....................         806,978             1,054,451            30.67%
Total Stock Market Index Trust.........         695,200               908,395            30.67%
500 Index Trust........................       4,366,595             5,406,356            23.81%
Small-Mid Cap Trust....................         596,916               659,749            10.53%
International Equity Select Trust......         373,996               421,071            12.59%
High Grade Bond Trust..................         259,376               311,717            20.18%
Small-Mid Cap Growth Trust.............           6,477                 9,188            41.87%
Select Growth Trust....................           6,441                 9,509            47.63%
Global Equity Select Trust.............          14,365                17,598            22.50%
Core Value Trust.......................          14,052                17,551            24.90%


---------------

* These Portfolios did not commence operations until May 2004.


(+) Pursuant to the Advisory Agreement, the Adviser reimburses the portfolio for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other expenses not incurred in the ordinary course of the Trust's business) incurred in excess, on an annualized basis, of 0.050% of the average annual net assets.


     Appendix B to this Proxy Statement includes a comparative fee table showing
(i) the fees and expenses of each share class of each Portfolio for the fiscal year ended December 31, 2004 and (ii) the pro forma fees and expenses of each share class of each Portfolio assuming that the 0.10% or other increase in advisory fees under the Amended Advisory Agreement and the corresponding 0.10% decrease in

12b-1 fees had been in effect for the fiscal year ended December 31, 2004. Appendix B also includes examples of the costs of investing in the share classes of the Portfolios.

DESCRIPTION OF ADVISORY AND AMENDED ADVISORY AGREEMENTS

     As stated above, the current Advisory Agreement and the proposed Amended Advisory Agreement for each Portfolio are identical except with respect to the proposed advisory fee changes. For convenience, the agreements are collectively referred to as the "Advisory Agreement" in the following description.

     Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

     - office space and all necessary office facilities and equipment, and

     - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

     The Adviser, at the Trust's expense, performs all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser also furnishes to the Trust, at the Trust's expense, any personnel necessary for these functions.

     The Adviser pays the cost of any advertising or sales literature relating solely to the Trust and the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

     In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust Portfolios. The Adviser monitors the compliance of the subadvisers with the investment objectives and related policies of the Portfolios which they subadvise, and reviews the performance of the subadvisers and reports periodically on such performance to the Trustees.

     For its services, the Adviser receives compensation as described above under "Terms of the Amended Advisory Agreement."

EVALUATION BY THE BOARD OF TRUSTEES

     The evaluative process and the various factors considered by the Board of Trustees in approving the Amended Advisory Agreement with respect to each of the Portfolios are described below at page 58 under "Evaluation of the Amended Advisory and Subadvisory Agreements by the Board of Trustees."


ADDITIONAL INFORMATION

     For additional information about the Adviser, including "Payments to Affiliates of the Adviser" and "Management and Control of the Adviser," and about the Advisory and Amended Advisory Agreements, see "Additional Information About the Adviser, MFC Global (U.S.A.), and the Advisory and Subadvisory Agreements" below.

REQUIRED VOTE

     Approval of the Amended Advisory Agreement for each Portfolio will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio. If the required shareholder approval for a Portfolio is not obtained, the current Advisory Agreement will remain in effect for that Portfolio and there will be no change in its advisory fees and no corresponding decrease in the 12b-1 fees for that Portfolio pending the approval of a new or amended Advisory Agreement or other definitive action.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" THE PROPOSAL.

                                   PROPOSAL 3

                     APPROVAL OF AMENDED ADVISORY AGREEMENT
                      WITH RESPECT TO THE LIFESTYLE TRUSTS

                          (THE LIFESTYLE TRUSTS ONLY)

     At its meeting on December 13, 2004, the Board, including all the Independent Trustees, approved an Amended Advisory Agreement between the Trust and JHIMS with respect to each of the five Lifestyle Trusts: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust. Shareholders of each Lifestyle Trust are being asked to approve the Amended Advisory Agreement as to that Portfolio.

     Under the current Advisory Agreement, the Trust pays JHIMS daily with respect to each Lifestyle Trust an advisory fee based on a rate determined in part by, and applied against, the current net asset value of that Portfolio. Under the proposed Amended Advisory Agreement, the Trust will pay JHIMS daily with respect to each Lifestyle Trust an advisory fee based on a rate determined in part by the aggregate current net asset values of all the Lifestyle Trusts and then applied against the current net asset value of that Portfolio. The fee rates under the proposed Amended Advisory Agreement are lower than the rates under the current Advisory Agreement. THESE CHANGES WILL REDUCE THE ADVISORY FEES PAID BY EACH LIFESTYLE TRUST.

     Under Proposal 4 below, shareholders of the Lifestyle Trusts are also being asked to approve an Amended Subadvisory Agreement providing for a corresponding decrease in and restructuring of the subadvisory fees paid by JHIMS to MFC Global (U.S.A.) as the subadviser to the Lifestyle Trusts. Each of the proposed Amended Advisory Agreement and the proposed Amended Subadvisory Agreement will become effective as to a Lifestyle Trust only if shareholders of that Portfolio approve both such agreements. If both such agreements are approved by shareholders, they will become effective as promptly as possible thereafter.

     Under Proposal 5 below, holders of the Series I, Series II and Series III shares of each Lifestyle Trust are being asked to approve a distribution plan or amended distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to such shares classes in connection with a restructuring of the Lifestyle Trusts described under that Proposal.

TERMS OF THE AMENDED ADVISORY AGREEMENT

     Except for the proposed decrease in and restructuring of advisory fees, the terms of the current Advisory Agreement and the Amended Advisory Agreement for each Portfolio are identical and are described below under "Description of the Advisory and Amended Advisory Agreements."

     Pursuant to the Advisory Agreement, JHIMS receives, and pursuant to the Amended Advisory Agreement, JHIMS will receive, an advisory fee from the Trust for each Lifestyle Trust. As stated above, under the Advisory Agreement the advisory fee is computed separately for each Lifestyle Trust and is stated as an annual percentage of the current value of the net assets of the Portfolio. Under the proposed Amended Advisory Agreement, the advisory fee will be stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Portfolios and that rate will be applied to the assets of each Lifestyle Trust. Under both agreements, the fee is paid daily. The daily fee is computed for each Portfolio by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for that Portfolio, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     The following table sets forth the advisory fee schedules for the Lifestyle Trusts under (i) the current Advisory Agreement and (ii) the proposed Amended Advisory Agreement:

      CURRENT ADVISORY AGREEMENT               AMENDED ADVISORY AGREEMENT
      --------------------------               --------------------------
(Rates Applied Separately to Assets of   (Rates Applied Separately to Assets of
Each Portfolio)                          All Portfolios)
0.075% of the first $100 million; and    0.050% of the first $7.5 billion; and
0.050% of the excess over $100 million   0.040% of the excess over $7.5
                                         billion.

     The following table sets forth for each of the Lifestyle Trusts: (1) the aggregate amount of advisory fees paid by the Portfolio to JHIMS for the fiscal year ended December 31, 2004; (2) the aggregate amount of advisory fees that the Portfolio would have paid to JHIMS for the fiscal year ended December 31, 2004 if the Amended Advisory Agreement had been in effect for that year; and (3) the difference between the amounts of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).


                                                 (1)                  (2)              (3)
                                          ------------------   ------------------   ----------
                                                                    AMENDED
                                               CURRENT         ADVISORY AGREEMENT
                                          ADVISORY AGREEMENT     ADVISORY FEES
                                          ADVISORY FEES PAID    PAYABLE FOR YEAR
                                            FOR YEAR ENDED     ENDED 12/31/04 IF    PERCENTAGE
PORTFOLIO                                      12/31/04            IN EFFECT        DIFFERENCE
---------                                 ------------------   ------------------   ----------
Lifestyle Aggressive 1000 Trust.........      $  340,510           $  314,737         -7.57%
Lifestyle Growth 820 Trust..............       1,358,401            1,330,136         -2.08%
Lifestyle Balanced 640 Trust............       1,437,267            1,408,807         -1.98%
Lifestyle Moderate 460 Trust............         490,095              463,956         -5.33%
Lifestyle Conservative 280 Trust........         295,227              269,565         -8.69%


DESCRIPTION OF ADVISORY AND AMENDED ADVISORY AGREEMENTS

     As stated above, the current Advisory Agreement and the proposed Amended Advisory Agreement for each Portfolio are identical except with respect to the proposed advisory fee changes. For convenience, the agreements are collectively referred to as the "Advisory Agreement" in the following description.

     Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

     - office space and all necessary office facilities and equipment, and

     - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

     The Adviser, at the Trust's expense, performs all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser also furnishes to the Trust, at the Trust's expense, any personnel necessary for these functions.

     The Adviser pays the cost of any advertising or sales literature relating solely to the Trust and the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

     In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust Portfolios. The Adviser monitors the compliance of the subadvisers with the investment objectives and related policies of the Portfolios which they subadvise, and reviews the performance of the subadvisers and reports periodically on such performance to the Trustees of the Trust.

     For its services, the Adviser receives compensation as described above under "Terms of the Amended Advisory Agreement."

EVALUATION BY THE BOARD OF TRUSTEES


     The evaluative process and the various factors considered by the Board of Trustees in approving the Amended Advisory Agreement with respect to each of the Portfolios are described below at page 58 under "Evaluation of the Amended Advisory and Subadvisory Agreements by the Board of Trustees."


ADDITIONAL INFORMATION

     For additional information about the Adviser, including "Payments to Affiliates of the Adviser" and "Management and Control of the Adviser," and about the Advisory and Amended Advisory Agreements, see "Additional Information About the Adviser, MFC Global (U.S.A.), and the Advisory and Subadvisory Agreements" below.

REQUIRED VOTE

     Approval of the Amended Advisory Agreement with respect to each Lifestyle Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio. If the required shareholder approval is not obtained, the current Advisory Agreement will remain in effect for that Portfolio pending the approval of a new or amended agreement or other definitive action.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" THE PROPOSAL.

                                   PROPOSAL 4

                   APPROVAL OF AMENDED SUBADVISORY AGREEMENT
                      WITH RESPECT TO THE LIFESTYLE TRUSTS

                          (THE LIFESTYLE TRUSTS ONLY)

     At its meeting on December 13, 2004, the Board, including all the Independent Trustees, approved an Amended Subadvisory Agreement with MFC Global (U.S.A.) with respect to each of the five Lifestyle Trusts: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust. Shareholders of each Lifestyle Trust are being asked to approve the Amended Subadvisory Agreement as to that Portfolio.

     As described above under Proposal 3, shareholders of each Lifestyle Trust are also being asked to approve an Amended Advisory Agreement pursuant to which the advisory fee will be decreased and will be stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Portfolios rather than computed separately with respect to the assets of each Portfolio. The proposed Amended Subadvisory Agreement provides for a decrease in and the same manner of restructuring of the subadvisory fees for the Lifestyle Trusts.

     Under the current Subadvisory Agreement, JHIMS pays MFC Global (U.S.A.) daily with respect to each Lifestyle Trust a subadvisory advisory fee based on a rate determined in part by, and applied against, the current net asset value of that Portfolio. Under the proposed Amended Subadvisory Agreement, JHIMS will pay MFC Global (U.S.A.) daily with respect to each Lifestyle Trust a subadvisory fee based on a rate determined in part by the aggregate current net asset values of all the Lifestyle Trusts and then applied against the current net asset value of that Portfolio. The fee rates under the proposed Amended Subadvisory Agreement are lower than the rates under the current Subadvisory Agreement. THESE CHANGES WILL REDUCE THE SUBADVISORY FEES PAID BY JHIMS WITH RESPECT TO EACH LIFESTYLE TRUST.

     At its December 13, 2004 meeting, the Trustees also approved an amended subadvisory consulting agreement with Deutsche Asset Management, Inc. ("DeAM") which provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Trusts. This amended agreement also provides for a decrease in and restructuring of the subadvisory consulting fees paid by MFC Global (U.S.A.) to DeAM.

     The Trust has received an order from the SEC that permits the Adviser to appoint subadvisers (other than subadvisers affiliated with the Adviser) for the Portfolios and change the terms of subadvisory agreements, including subadvisory fees, with such subadvisers without shareholder approval. The Trust is thus able to change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval. However, because MFC Global (U.S.A.) is affiliated with the Adviser, and because the subadvisory fee changes involve a restructuring of in addition to a decrease in fees, the Trust is seeking shareholder approval for such subadvisory fee changes. DeAM is not affiliated with the Adviser, and consequently shareholders are not required to approve the amended subadvisory consulting agreement with DeAM.

     Each of the Amended Subadvisory Agreement and the proposed Amended Advisory Agreement (under Proposal 3) for the Lifestyle Trusts will become effective as to a Lifestyle Trust only if shareholders of that Portfolio approve both such agreements. If both such agreements are approved by shareholders, they will become effective as promptly as possible thereafter.

DESCRIPTION OF SUBADVISORY AND AMENDED SUBADVISORY AGREEMENTS

     Except for the proposed decrease in and restructuring of subadvisory fees, the terms of the current Subadvisory Agreement and the proposed Amended Subadvisory Agreement for all Portfolios are identical. For convenience, such agreements are sometimes referred to collectively as the "Subadvisory Agreement" below.

     Under the Subadvisory Agreement, MFC Global (U.S.A.) manages the investment of the assets of each of the Lifestyle Trusts, subject to the supervision of the Board of Trustees. As subadviser, MFC Global (U.S.A.) formulates a continuous investment program for each Portfolio consistent with its investment objective and policies. MFC Global (U.S.A.) implements such program by purchases and sales of securities and regularly reports thereon to the Adviser and the Trustees. At its expense, MFC Global (U.S.A.) furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. MFC Global (U.S.A.) also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolios.

     As compensation for its services, MFC Global (U.S.A.) receives under the Subadvisory Agreement, and will receive under the Amended Subadvisory Agreement, a subadvisory fee from JHIMS for each Lifestyle Trust. As stated above, under the Subadvisory Agreement the subadvisory fee is computed separately for each Lifestyle Trust and is stated as an annual percentage of the current value of the net assets of that Portfolio. Under the proposed Amended Subadvisory

Agreement, the subadvisory fee will decrease, will be stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Trusts and will be applied separately to each Lifestyle Trust. Under both agreements, the fee is computed daily and paid monthly. The daily fee is computed for each Portfolio by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for that Portfolio, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     The following table sets forth the subadvisory fee schedules for the Lifestyle Trusts under (i) the current Subadvisory Agreement and (ii) the proposed Amended Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR EACH PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIOS. ANY DECREASE IN THE EFFECTIVE RATE OF THE SUBADVISORY FEES WILL RESULT IN A NET INCREASE IN THE PERCENTAGE OF THE ADVISORY FEES RETAINED BY JHIMS.

      CURRENT SUBADVISORY AGREEMENT               AMENDED SUBADVISORY AGREEMENT
      -----------------------------               -----------------------------
(Rates Applied Separately to Assets of      (Rates Applied Separately to Assets of All
Each Portfolio)                             Portfolios)
0.075% of the first $100 million; and       0.050% of the first $1.5 billion; and
0.050% of the excess over $1.5 billion      0.0265% of the next $6 billion; and
                                            0.0165% of the excess over $7.5 billion.

     The following table sets forth for each of the Lifestyle Trusts: (1) the aggregate amount of subadvisory fees paid by JHIMS to MFC Global (U.S.A.) for the fiscal year ended December 31, 2004; (2) the aggregate amount of subadvisory fees that JHIMS would have paid to MFC Global (U.S.A.) for the fiscal year ended December 31, 2004 if the Amended Subadvisory Agreement had been in effect for that year; and (3) the difference between the amounts of subadvisory fees under
(1) as compared to (2) stated as a percentage of the amount under (1).


                                              (1)                     (2)               (3)
                                     ---------------------   ---------------------   ----------
                                                                    AMENDED
                                            CURRENT          SUBADVISORY AGREEMENT
                                     SUBADVISORY AGREEMENT     SUBADVISORY FEES
                                     SUBADVISORY FEES PAID     PAYABLE FOR YEAR
                                        FOR YEAR ENDED          ENDED 12/31/04       PERCENTAGE
PORTFOLIO                                  12/31/04              IF IN EFFECT        DIFFERENCE
---------                            ---------------------   ---------------------   ----------
Lifestyle Aggressive 1000 Trust....       $  340,510               $195,742            -42.52%
Lifestyle Growth 820 Trust.........        1,358,401                827,242            -39.10%
Lifestyle Balanced 640 Trust.......        1,437,267                876,169            -39.04%
Lifestyle Moderate 640 Trust.......          490,095                288,544            -41.12%
Lifestyle Conservative 280 Trust...          295,227                167,648            -43.21%

EVALUATION BY THE BOARD OF TRUSTEES


     The evaluative process and the various factors considered by the Board of Trustees in approving the Amended Subadvisory Agreement with respect to each of the Portfolios are described below at page 58 under "Evaluation of the Amended Advisory and Subadvisory Agreements by the Board of Trustees."


ADDITIONAL INFORMATION

     For additional information about MFC Global (U.S.A.), including "Management and Control of MFC Global (U.S.A.)," and about the Subadvisory and Amended Subadvisory Agreements, see "Additional Information About the Adviser, MFC Global (U.S.A.), and the Advisory and Subadvisory Agreements" below.

REQUIRED VOTE

     Approval of the Amended Subadvisory Agreement with respect to each Lifestyle Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio. If the required shareholder approval is not obtained, the current Advisory and Subadvisory Agreements will remain in effect for that Portfolio pending the approval of new or amended agreements or other definitive action.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" THE PROPOSAL.

                                   PROPOSAL 5

APPROVAL OF RULE 12B-1 DISTRIBUTION PLAN FOR THE SERIES I AND SERIES II SHARES,
 AND AMENDED RULE 12B-1 DISTRIBUTION PLAN FOR THE SERIES III SHARES, OF EACH OF
                            THE LIFESTYLE PORTFOLIOS

                          (THE LIFESTYLE TRUSTS ONLY)

     At its December 13, 2004 meeting, the Board of Trustees, including all the Independent Trustees, approved a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "12b-1 Plan") for the Series I and Series II shares, and an amended 12b-1 Plan for the Series III shares, of each of the five Lifestyle
Trusts: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust. Holders of each of the Series I, Series II and Series III share classes of each Lifestyle Trust are being asked to approve the 12b-1 Plan or, as appropriate, the amended 12b-1 Plan with respect to such share class (sometimes collectively referred to as "the 12b-1 Plan"). Each such share class will vote separately on this Proposal.



     Under the 12b-1 Plan, each share class of each Lifestyle Trust will pay the Trust's distributor, JH Distributors, a 12b-1 fee, stated as an annual percentage of the Portfolio's average daily net assets attributable to that share class, which the Distributor may use for distribution and administrative and other services expenses:



     - the Series I shares of each Lifestyle Trust will be subject to a 12b-1 fee at a maximum annual rate of 0.15% of the Portfolio's average daily net assets attributable to the class;



     - the Series II shares of each Lifestyle Trust will be subject to a 12b-1 fee at a maximum annual rate of 0.35% of the Portfolio's average daily net assets attributable to the class; and



     - the Series III shares of each Lifestyle Trust, which are currently subject to a 12b-1 fee at a maximum annual rate of 0.15% of the Portfolio's average daily net assets attributable to the class, will be subject an increased maximum annual rate of 0.65%.



     As is more fully described below (see "Structure and Operation of the Lifestyle Trusts"), each Lifestyle Trust is a "fund of funds" that currently invests in shares of other Portfolios of the Trust ("Underlying Portfolios") that are subject to Rule 12b-1 fees. If the proposed Lifestyle Trust 12b-1 arrangements under this Proposal are approved by shareholders, the Trust in implementing those arrangements will switch the Lifestyle Trust investments in Underlying Portfolios from Series I, Series II and Series III shares, all which are subject to 12b-1 fees, to a new class of shares of the Underlying Portfolios, NAV shares, which will not be subject to a 12b-1 fee. The NAV shares of each Portfolio will have the same advisory fee as the other shares classes of the Underlying Portfolio. IF, UNDER PROPOSAL 2 ABOVE, THE SHAREHOLDERS OF THE UNDERLYING PORTFOLIOS APPROVE THE PROPOSED ADVISORY FEE INCREASES FOR THE UNDERLYING PORTFOLIOS (INCLUDING THEIR NAV SHARES), THE TRUST IN IMPLEMENTING THOSE INCREASES WILL DECREASE THE 12B-1 FEES FOR THE SERIES I, SERIES II AND SERIES III SHARES OF THE LIFESTYLE TRUSTS TO 0.05%, 0.25% AND 0.55%, RESPECTIVELY. While the Board of Trustees, with the approval of a majority of the Independent Trustees, may re-set such decreased 12b-1 fees up to the maximum rates under the 12b-1 plans without shareholder action, the Board has no present intention to do so.

FEES AND EXPENSES OF THE PORTFOLIOS



     The following table sets forth: (i) the fees and expenses (as a percentage of average net assets) of the Series I, Series II and Series III shares of each of the Lifestyle Trusts for the fiscal year ended December 31, 2004; and (ii) the pro forma fees and expenses of each such share class assuming that: (a) the proposed Rule 12b-1 fees under this Proposal; (b) the proposed decrease in advisory fees for the Lifestyle Trusts under Proposal 3; (c) the proposed increases in advisory fees for Underlying Portfolios under Proposal 2; and (d) the investment by the Lifestyle Trusts in NAV shares rather than Series I, Series II and Series III shares of Underlying Portfolio had all been in effect for the fiscal year ended December 31, 2004. The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.



     As is more fully described below under "Structure and Operation of the Lifestyle Trusts," the "Current Fees and Expenses" of the Lifestyle Trusts reflect the fact that the Series I, Series II and Series III shares of the Lifestyle Trusts each bear indirectly the same "blended" rate of the different 12b-1 fees that apply to Series I, Series II and Series III shares of Underlying Portfolios. Consequently, "Other Expenses" for each share class of the Lifestyle Trusts is the same, except that the Series III shares are subject to transfer agent and blue-sky fees that do not apply to Series I and Series II shares. Series III shares are also subject to a direct 12b-1 fee.



     Under the "Proposed New Fees and Expenses," each of the Series I, Series II and Series III shares of the Lifestyle Trusts will pay directly its own 12b-1 fees and will invest in NAV shares of Underlying Portfolios which have no 12b-1 fees. Consequently the "Other Expenses" for the Series I, Series II and Series III shares of the Lifestyle Trusts will no longer reflect Underlying Portfolio 12b-1 fees and will be the same, except that the Series III will continue to be subject to transfer agent and blue-sky fees. Because of the different 12b-1 fees that will apply to the Series I, Series II and Series III shares of the Lifestyle Trusts, the "Total Fees and Expenses" for Series I shares will always be lower than the "Total Expenses" for Series II shares, and the "Total Fees and Expenses" for Series II shares will always be lower than the "Total Fees and Expenses" for Series III shares.



     The "Total Expenses" for the Lifestyle Trusts will generally be the same whether or not shareholders of Underlying Funds approve the proposed advisory fee increases under Proposal 2 above, except to the extent a Lifestyle Trust invests in the Small Company Value Trust. If shareholders of the Underlying Funds approve the proposed advisory fee increases of 0.10%, which will apply to the NAV shares of such Portfolios, then the Trust will implement with respect to the Lifestyle Trusts the proposed decrease of 0.10% in the 12b-1 fees for each share class of the Lifestyle Trusts. As described in Proposal 2, the Small Company Value Trust is one of a small number of Portfolios, and the only Underlying Portfolio, for which the advisory fee increase will be somewhat greater than 0.10%. Consequently, the "Other Expenses" and "Total Expenses" of a Lifestyle Trust which invests in the Small Company Value Trust may increase marginally if shareholders of that Portfolio approve Proposal 2.


                           ANNUAL PORTFOLIO EXPENSES


                                                       CURRENT FEES AND EXPENSES
                                              -------------------------------------------
                                                                               TOTAL FUND
                                              MANAGEMENT   12B-1     OTHER       ANNUAL
PORTFOLIO                                        FEES      FEES    EXPENSES*    EXPENSES
---------                                     ----------   -----   ---------   ----------
Lifestyle Aggressive 1000
    -- Series I.............................    0.05%        N/A     1.15%       1.20%
    -- Series II............................    0.05%        N/A     1.15%       1.20%
    -- Series III...........................    0.05%      0.15%     2.98%       3.18%
Lifestyle Growth 820
    -- Series I.............................    0.05%        N/A     1.07%       1.12%
    -- Series II............................    0.05%        N/A     1.07%       1.12%
    -- Series III...........................    0.05%      0.15%     1.85%       2.05%
Lifestyle Balanced 640
    -- Series I.............................    0.05%        N/A     1.02%       1.07%
    -- Series II............................    0.05%        N/A     1.02%       1.07%
    -- Series III...........................    0.05%      0.15%     2.18%       2.38%
Lifestyle Moderate 460
    -- Series I.............................    0.05%        N/A     0.99%       1.04%
    -- Series II............................    0.05%        N/A     0.99%       1.04%
    -- Series III...........................    0.05%      0.15%     1.63%       1.83%
Lifestyle Conservative 280
    -- Series I.............................    0.06%        N/A     0.90%       0.96%
    -- Series II............................    0.06%        N/A     0.90%       0.96%
    -- Series III...........................    0.06%      0.15%     2.90%       3.11%



                                                    PROPOSED NEW FEES AND EXPENSES
                                              -------------------------------------------
                                                                               TOTAL FUND
                                              MANAGEMENT   12B-1     OTHER       ANNUAL
PORTFOLIO                                        FEES      FEES    EXPENSES*    EXPENSES
---------                                     ----------   -----   ---------   ----------
Lifestyle Aggressive 1000
    -- Series I.............................    0.05%      0.05%     1.02%       1.12%
    -- Series II............................    0.05%      0.25%     1.02%       1.32%
    -- Series III...........................    0.05%      0.55%     2.85%       3.45%

                                                    PROPOSED NEW FEES AND EXPENSES
                                              -------------------------------------------
                                                                               TOTAL FUND
                                              MANAGEMENT   12B-1     OTHER       ANNUAL
PORTFOLIO                                        FEES      FEES    EXPENSES*    EXPENSES
---------                                     ----------   -----   ---------   ----------
Lifestyle Growth 820
    -- Series I.............................    0.05%      0.05%     0.95%       1.05%
    -- Series II............................    0.05%      0.25%     0.95%       1.25%
    -- Series III...........................    0.05%      0.55%     1.73%       2.33%
Lifestyle Balanced 640
    -- Series I.............................    0.05%      0.05%     0.89%       0.99%
    -- Series II............................    0.05%      0.25%     0.89%       1.19%
    -- Series III...........................    0.05%      0.55%     2.05%       2.65%
Lifestyle Moderate 460
    -- Series I.............................    0.05%      0.05%     0.92%       1.02%
    -- Series II............................    0.05%      0.25%     0.92%       1.22%
    -- Series III...........................    0.05%      0.55%     1.56%       2.16%
Lifestyle Conservative 280
    -- Series I.............................    0.05%      0.05%     0.78%       0.88%
    -- Series II............................    0.05%      0.25%     0.78%       1.08%
    -- Series III...........................    0.05%      0.55%     2.78%       3.38%


---------------


* The Adviser has voluntarily agreed to reimburse certain "Other Expenses" of Series I, Series II, and Series III shares. This voluntary expense reimbursement may be terminated at any time. The expenses reflected in the table above are absent reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" under the Current Fees and Proposed New Fees would be:

CURRENT FEES AND EXPENSES



                                                                         TOTAL FUND
                                                               OTHER       ANNUAL
                                                              EXPENSES    EXPENSES
                                                              --------   ----------
Lifestyle Aggressive 1000
    -- Series I.............................................   1.14%       1.19%
    -- Series II............................................   1.14%       1.19%
    -- Series III...........................................   1.14%       1.34%
Lifestyle Growth 820
    -- Series I.............................................   1.06%       1.11%
    -- Series II............................................   1.06%       1.11%
    -- Series III...........................................   1.06%       1.26%
Lifestyle Balanced 640
    -- Series I.............................................   1.01%       1.06%
    -- Series II............................................   1.01%       1.06%
    -- Series III...........................................   1.01%       1.21%
Lifestyle Moderate 460
    -- Series I.............................................   0.98%       1.04%
    -- Series II............................................   0.98%       1.04%
    -- Series III...........................................   0.98%       1.18%
Lifestyle Conservative 280
    -- Series I.............................................   0.90%       0.96%
    -- Series II............................................   0.90%       0.96%
    -- Series III...........................................   0.90%       1.11%

PROPOSED NEW FEES AND EXPENSES



                                                                         TOTAL FUND
                                                               OTHER       ANNUAL
                                                              EXPENSES    EXPENSES
                                                              --------   ----------
Lifestyle Aggressive 1000
    -- Series I.............................................   1.01%       1.12%
    -- Series II............................................   1.01%       1.32%
    -- Series III...........................................   1.01%       1.62%
Lifestyle Growth 820
    -- Series I.............................................   0.94%       1.04%
    -- Series II............................................   0.94%       1.24%
    -- Series III...........................................   0.94%       1.54%
Lifestyle Balanced 640
    -- Series I.............................................   0.89%       0.99%
    -- Series II............................................   0.89%       1.19%
    -- Series III...........................................   0.89%       1.49%
Lifestyle Moderate 460
    -- Series I.............................................   0.91%       1.02%
    -- Series II............................................   0.91%       1.22%
    -- Series III...........................................   0.91%       1.52%
Lifestyle Conservative 280
    -- Series I.............................................   0.78%       0.89%
    -- Series II............................................   0.78%       1.09%
    -- Series III...........................................   0.78%       1.39%


     EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and Series III shares of the Lifestyle Trusts. The example assumes that a shareholder invests $10,000 in the particular class of shares for the time periods indicated and redeems all of the shares at the end of those periods. The example also assumes that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES.


                                                            CURRENT FEES AND EXPENSES
                                                      -------------------------------------
PORTFOLIO                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                                             ------   -------   -------   --------
Lifestyle Aggressive 1000
    -- Series I.....................................   $122     $381      $660      $1,455
    -- Series II....................................    122      381       660       1,455
    -- Series III...................................    321      980       N/A         N/A
Lifestyle Growth 820
    -- Series I.....................................   $114     $356      $617      $1,363
    -- Series II....................................    114      356       617       1,363
    -- Series III...................................    208      643       N/A         N/A

                                                            CURRENT FEES AND EXPENSES
                                                      -------------------------------------
PORTFOLIO                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                                             ------   -------   -------   --------
Lifestyle Balanced 640
    -- Series I.....................................   $109     $340      $590      $1,306
    -- Series II....................................    109      340       590       1,306
    -- Series III...................................    241      742       N/A         N/A
Lifestyle Moderate 460
    -- Series I.....................................   $106     $331      $574      $1,271
    -- Series II....................................    106      331       574       1,271
    -- Series III...................................    186      576       N/A         N/A
Lifestyle Conservative 280
    -- Series I.....................................   $ 98     $306      $531      $1,178
    -- Series II....................................     98      306       531       1,178
    -- Series III...................................    314      960       N/A         N/A



                                                         PROPOSED NEW FEES AND EXPENSES
                                                      -------------------------------------
PORTFOLIO                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                                             ------   -------   -------   --------
Lifestyle Aggressive 1000
    -- Series I.....................................   $114     $356      $617      $1,363
    -- Series II....................................    134      418       723       1,590
    -- Series III...................................    348    1,059       N/A         N/A
Lifestyle Growth 820
    -- Series I.....................................   $107     $334      $579      $1,283
    -- Series II....................................    127      397       686       1,511
    -- Series III...................................    236      727       N/A         N/A
Lifestyle Balanced 640
    -- Series I.....................................   $101     $315      $547      $1,213
    -- Series II....................................    121      378       654       1,443
    -- Series III...................................    268      823       N/A         N/A
Lifestyle Moderate 460
    -- Series I.....................................   $104     $325      $563      $1,248
    -- Series II....................................    124      387       670       1,477
    -- Series III...................................    219      676       N/A         N/A
Lifestyle Conservative 280
    -- Series I.....................................   $ 90     $281      $488      $1,084
    -- Series II....................................    110      343       595       1,317
    -- Series III...................................    341    1,039       N/A         N/A


12B-1 PLAN FOR SERIES III SHARES

     The existing 12b-1 Plan for the Series III shares of each of the Lifestyle Trusts was adopted by the Board on April 2-3, 2003. For the fiscal year ended

December 31, 2004, the Lifestyle Trusts paid aggregate 12b-1 fees to JH Distributors of $6,343, allocated among the Portfolios as follows:



                                                   $ AMOUNT OF     PERCENTAGE OF
PORTFOLIO                                          12B-1 FEES    AVERAGE NET ASSETS
---------                                          -----------   ------------------
Lifestyle Aggressive 1000 Trust..................    $1,024            0.15%
Lifestyle Growth 820 Trust.......................     1,782            0.15%
Lifestyle Balanced 640 Trust.....................     2,417            0.15%
Lifestyle Moderate 460 Trust.....................       488            0.15%
Lifestyle Conservative 280 Trust.................       632            0.15%


STRUCTURE AND OPERATION OF LIFESTYLE TRUSTS

     The Lifestyle Trusts are "funds of funds" which invest in shares of other Trust Portfolios ("Underlying Portfolios"). Shares of the Underlying Portfolios are currently issued in three classes: Series I, Series II and Series III (not all Portfolios issue all three share classes). The three share classes are substantially the same except for differences in class expenses, including 12b-1 fees. Generally: the Series I shares, which are sold to separate accounts funding certain variable contracts, are subject to a maximum annual 12b-1 fee 0.15%; the Series II shares, which are sold to separate accounts funding certain other variable contracts, are subject to a maximum annual 12b-1 fee 0.35%; and the Series III shares, which are sold to qualified plans, are subject to maximum annual 12b-1 fees of 0.50%. The Lifestyle Trusts issue the same three share classes, but the Series I and Series II shares of each Lifestyle Trust are not subject to 12b-1 fees, and the Series III shares of each Lifestyle Trust are subject to a maximum annual 12b-1 fee of 0.15%.

     The Trust began selling Series II shares in January 2002 and Series III shares in September 2003. In introducing new share classes, the Trust intended that: (i) investments in the Series I shares issued by the Lifestyle Trusts would reflect the investment results of the Series I shares of Underlying Portfolios; (ii) investments in the Series II shares issued by the Lifestyle Trusts would reflect the investment results of the Series II shares of Underlying Portfolios; and (iii) investments in the Series III shares issued by the Lifestyle Trusts would reflect the investment results of the Series III shares of Underlying Portfolios. Thus, when a Lifestyle Trust issues shares of a particular Series, it invests the proceeds from its sale of shares of that Series in shares of the same Series of Underlying Portfolios. Similarly, whenever shares of a particular Series issued by a Lifestyle Trust are redeemed, the Lifestyle Trust redeems shares of the same Series from Underlying Portfolios.

     Under Section 18 of the 1940 Act, however, all of the outstanding shares of all classes of shares of a Lifestyle Trust are required to have the same proportional interest in all the classes of shares of the Underlying Portfolios held by the

Lifestyle Trust. In other words, the value of the interest in a Lifestyle Trust of an owner of Series I shares of the Lifestyle Trust is not measured by the owner's proportionate interest in all the Series I shares of Underlying Portfolios held by the Lifestyle Trust but instead by the owner's proportionate interest in all the Series I, Series II and Series III shares of Underlying Portfolios held by the Lifestyle Trust. Because each of the Series I, Series II and Series III share classes of each Underlying Portfolio bears its own class-related expenses, including 12b-1 fees, the value of the investment of the owner of the Series I shares of the Lifestyle Trust will reflect not just the 12b-1 fees of the Series I shares of the Underlying Portfolios held by the Lifestyle Trust but the "blended" 12b-1 fees of all the Series I, Series II and Series III shares of the Underlying Portfolios held by the Lifestyle Trust. The Lifestyle Trusts have been administered in this manner (the "Lifestyle Trust Procedures") since the introduction of the Series II shares.

     As a result of the Lifestyle Trust Procedures, the Series I shares of a Lifestyle Trust may be viewed as suffering a "disadvantage" to the extent that their net asset value is less (as a result of the 0.35% and 0.50% Rule 12b-1 fees applicable to, respectively, the Series II and Series III shares of the Underlying Portfolios) than it would have been if the Lifestyle Trust had invested only in Series I shares of the Underlying Portfolios. The Series II and Series III shares of the Lifestyle Trust may be viewed as enjoying a corresponding "advantage" to the extent that their respective net asset values are more (as a result of the 0.15% Rule 12b-1 fee applicable to the Series I shares of the Underlying Portfolios) than they would have been if the Lifestyle Trust had invested only in Series II or Series III shares, respectively, of Underlying Portfolios.

     To the extent that investors in Series I shares of the Lifestyle Trusts have experienced any "disadvantage" as a result of the Lifestyle Trust Procedures, the corresponding benefit has flowed entirely to investors in the Series II and Series III shares issued by the Lifestyle Trusts. The Lifestyle Trust Procedures have not resulted in any economic benefit to JHLICO (U.S.A.), JHLICO New York or any of their affiliates.

     The impact of the Lifestyle Trust Procedures on the Series I shares of the Lifestyle Trusts became apparent when sales of the Series II shares of the Lifestyle Trusts became significant in relation to sales of Series I shares. After the Trust became aware of the impact, it filed a supplement to its prospectus on September 10, 2003 stating, among other things, that:

     - the proceeds from the sale of Series I, Series II and Series III shares of the Lifestyle Trusts are invested in Series I, Series II and Series III shares of the Underlying Portfolios, respectively;

     - all the outstanding shares of all classes of shares of a Lifestyle Trust have the same proportional interest in all the classes of shares of the Underlying Portfolios held by the Lifestyle Trust;

     - the annual expenses (including Underlying Portfolio expenses) of the Series I and Series II shares of the Lifestyle Trusts (neither of which is subject to a 12b-1 fee) are the same; and

     - Series I shareholders may be able to realize lower aggregate expenses by investing directly in Series I shares of Underlying Portfolios rather than in the Lifestyle Trusts themselves.


     The Trust compared the actual net asset value per share of the Series I shares of each Lifestyle Trust on September 10, 2003 with what that net asset value would have been had it been determined solely by the net asset value of the Series I shares of the Underlying Portfolios between January 28, 2002, the date on which the Trust first offered Series II shares, and September 10, 2003. It determined that the aggregate amount of the disadvantage that the Series I shareholders of all the Lifestyle Trusts may have experienced at the time of the September 10, 2003 disclosure was $1,156,913 and that the impact on the net asset value of the Series I shares of each of the Lifestyle Trusts was less than one cent. Effective as of December 21, 2004, JHIMS paid to each of the Lifestyle Trusts for the benefit of the Series I shares an aggregate amount of $1,175,864, representing the original amount of $1,156,913 plus interest at the daily federal funds rate (ranging from 0.92% to 2.09%) in effect from September 10, 2003 through December 21, 2004.


     To permanently align the structure of the Lifestyle Trusts with the Trust's original intention, the Trust is seeking approval by shareholders of the Series I, Series II and Series III shares of each Lifestyle Trust of the proposed 12b-1 Plan for such share class as part of a restructuring of the Lifestyle Trusts. As a result of this restructuring, each class of shares of the Lifestyle Trusts will be subject to a 12b-1 fee comparable to the 12b-1 fees paid by the Series I, Series II and Series III shares of other Trust Portfolios, but the Lifestyle Trust will no longer invest in such Series I, Series II and Series III shares of Underlying Portfolios but in a new NAV share class of such Underlying Portfolios which will not be subject to 12b-1 fees. Consequently, the net asset value of shares each class of shares of the Lifestyle Trusts will reflect only the investment results of that share class.

THE 12B-1 PLANS

     Rule 12b-1 under the 1940 Act prohibits a mutual fund such as the Trust, or any separate series or class of shares thereof, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," except pursuant to a "written plan describing all material aspects of the proposed financing of distribution."

     As stated above, at its December 13, 2004 meeting, the Board, including all the Independent Trustees, approved the 12b-1 Plan with respect to the Series I, Series II and Series III shares of each of the Lifestyle Trusts. At the same time, the Board, including the Independent Trustees, approved a related Distribution Agreement between the Trust and JH Distributors (the "Distribution Agreement") pursuant to which JH Distributors acts as distributor and principal underwriter of the shares of the Trust. The description below of the 12b-1 Plan is qualified in its entirety by reference to the Form of 12b-1 Distribution Plan, a copy of which is Exhibit B to this Proxy Statement.


     Under the 12b-1 Plan, each of the Series I, Series II and Series III shares of each Lifestyle Trust will pay daily to the Distributor a 12b-1 fee stated as a percentage of the daily net assets attributable to such class at the following maximum annual rates: 0.15% for Series I shares; 0.35% for Series II shares; and 0.65% for Series III shares. AS INDICATED ABOVE, IF THESE PROPOSED LIFESTYLE TRUST 12B-1 ARRANGEMENTS ARE APPROVED BY SHAREHOLDERS, THE TRUST IN IMPLEMENTING THE ARRANGEMENTS WILL SWITCH THE LIFESTYLE TRUST INVESTMENTS IN UNDERLYING PORTFOLIOS FROM SERIES I, SERIES II AND SERIES III SHARES, ALL OF WHICH ARE SUBJECT TO 12B-1 FEES, TO A NEW CLASS OF SHARES OF THE UNDERLYING PORTFOLIOS, NAV SHARES, WHICH NOT SUBJECT TO A 12B-1 FEE. IN ADDITION, IF THE SHAREHOLDERS OF THE UNDERLYING PORTFOLIOS APPROVE THE PROPOSED ADVISORY FEE INCREASES FOR ALL THE UNDERLYING PORTFOLIOS DESCRIBED UNDER PROPOSAL 2 ABOVE, THE TRUST IN IMPLEMENTING THOSE INCREASES WILL DECREASE THE 12B-1 FEES FOR THE SERIES I, SERIES II AND SERIES III SHARES OF THE LIFESTYLE TRUSTS TO 0.05%, 0.25% AND 0.55%, RESPECTIVELY. While the Board of Trustees, with the approval of a majority of the Independent Trustees, may re-set such decreased 12b-1 fees up to the maximum rates under the 12b-1 plans without shareholder approval, the Board has no present intention to do so.


     To the extent consistent with applicable laws, regulations and rules, the Distributor may use the 12b-1 fee of each class of shares to pay (i) expenses relating to the distribution of shares of such class; (ii) expenses relating to shareholder or administrative services for shareholders or contract owners whose variable contracts have invested in such shares; and (iii) "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the NASD (i.e., payments "for personal service and/or the maintenance of shareholder accounts"). Without limiting the foregoing, the Distributor may pay all or part of the 12b-1 fee of a class of shares to one or more affiliated or unaffiliated insurance companies that have issued variable contracts for which the Portfolio of which such shares are a class serves as an underlying investment vehicle as compensation for providing some or all of the services identified in the preceding sentence. In this connection, the Distribution Agreement authorizes the Distributor to enter into participation agreements regarding the sale of Trust shares with such insurance companies or with their affiliated broker-dealers. The 12b-1 Plan for each class of shares, if approved by shareholders, will become effective as promptly as possible thereafter.

     The 12b-1 Plan contains a provision authorizing for purposes of Rule 12b-1 any payments in addition to 12b-1 fees which a Portfolio makes to the Distributor or any of its affiliates, including payments of advisory fees, which might be deemed to be an indirect financing of distribution expenses. This provision is known as a "defensive 12b-1 plan." It does not authorize a Portfolio to make additional payments for distribution expenses directly out of its assets. Rather, it is intended to provide assurance that the Adviser may use its own resources, including advisory fee profits, to pay distribution-related expenses of a Portfolio without such payments being deemed an "indirect" financing of distribution-related activities prohibited by Rule 12b-1 unless authorized by a written 12b-1 Plan. The SEC has not objected to the use of defensive 12b-1 plans but has taken the position that they are unnecessary in that an adviser's use of its legitimate advisory fee profits to pay for fund distribution is not an indirect use of fund assets for distribution.

     Consistent with the requirements of Rule 12b-1 and with respect to the 12b-1 Plan for each class of shares of each Lifestyle Portfolio: (i) the 12b-1 Plan must be approved my a Majority of the Outstanding Voting Securities of the class; (ii) the 12b-1 Plan and the Distribution Agreement must be approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting thereon; (iii) the 12b-1 Plan and the Distribution Agreement provide, in substance, (a) that each will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually in the manner described in (ii) above, (b) that any person authorized to direct the disposition of monies paid or payable by a Portfolio under its 12b-1 Plan or the Distribution Agreement shall provide to the Board for review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made, (c) that the 12b-1 Plan may be terminated at any time by vote of a majority of the Independent Trustees, and (d) that the Distribution Agreement may be terminated without penalty at any time by vote of a majority of the Independent Trustees or by vote of a Majority of the Outstanding Voting Securities of such class on not more than 60 days' written notice and will terminate in the event of its assignment; (iv) the 12b-1 Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material amendments to the 12b-1 Plan must be approved by the Independent Trustees; (v) the selection and nomination of the Independent Trustees is committed to such Trustees; and (vi) in imple-menting or continuing the 12b-1 Plan, the Trustees who vote to approve such implementation or continuation must conclude that there is a reasonable likelihood that the 12b-1 Plan will benefit the class of shares and its holders, including contract owners whose contract values are invested in such class of shares.

EVALUATION BY THE BOARD OF TRUSTEES

     In evaluating the 12b-1 Plan and the Distribution Agreement at its December 13, 2004 meeting, the Board, including all the Independent Trustees, was furnished with a legal memorandum explaining the requirements of and their duties under Rule 12b-1 and considered numerous factors as well as information and materials furnished by JHIMS and JH Distributors relating to the desirability of a restructuring of the Lifestyle Trusts and the impact on the Lifestyle Trusts, their shareholders and participating contract owners of such restructuring involving adopting the 12b-1 Plan.


     The Trustees found that adopting the 12b-1 Plan as part of the restructuring of the Lifestyle Trusts as described above, and in conjunction with having the Lifestyle Trusts invest in new NAV shares which have no 12b-1 fees, was an appropriate means of addressing and resolving issues relating to the current Lifestyle Trust Procedures. The Trustees noted that they had previously determined, in connection with the adoption of Rule 12b-1 plans by the Underlying Portfolios, that there was a reasonable likelihood that the plans would benefit the Underlying Portfolios and their shareholders, that the Lifestyle Trusts had been bearing indirectly the 12b-1 fees attributable to their investments in the Underlying Portfolios and that the aggregate effect of the current Proposal was simply to shift the 12b-1 fees from the Underlying Portfolio level to the Lifestyle Trust level. The Trustees also noted the differential impact of this restructuring on the Series I shares which have been disadvantaged, and the Series II and III shares which have been advantaged, by the current Lifestyle Trust Procedures, and concluded that the restructuring was a fair and reasonable means of eliminating advantage or disadvantage to any class of shares, which achievement would be in the best interests of all shareholders of the Lifestyle Trusts. In addition, the Trustees noted that the adoption of the 12b-1 Plan, when coupled with the Lifestyle Trusts' investing in NAV shares, was intended to be revenue neutral as to JH Distributors and its affiliates. Representatives of JH Distributors informed the Trustees that, in their view, payment of distribution-related expenses directly by the share classes of the Lifestyle Trusts pursuant to the 12b-1 Plan, in lieu of such Portfolios' bearing indirectly distribution expenses associated with the shares of Underlying Portfolios, would not disrupt distribution arrangements for shares of the Lifestyle Trusts. The Trustees also determined that inclusion in the 12b-1 Plan of a "defensive 12b-1 plan" as described above is a reasonable means of addressing interpretive uncertainties of Rule 12b-1.

     Based on their evaluation, the members of the Board, including all the Independent Trustees, determined that there is a reasonable likelihood that the 12b-1 Plan for each class of shares of each Lifestyle Trust will benefit the Portfolio, its shareholders, and the contract owners whose contract values are invested therein.

REQUIRED VOTE

     Approval of the 12b-1 Plan for each class of shares of each Lifestyle Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of the class. If the shareholders of a class do not approve the 12b-1 Plan for that class, the 12b-1 Plan will not be implemented for that class, and the Board will consider what, if any, course of action should be taken. Although the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of such class to approve the 12b-1 Plan.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH CLASS OF EACH PORTFOLIO VOTE "FOR" THE PROPOSAL.

                                   PROPOSAL 6

                   APPROVAL OF AMENDED SUBADVISORY AGREEMENT
                        FOR THE QUANTITATIVE VALUE TRUST
                          DECREASING SUBADVISORY FEES

     At its meeting on December 13, 2004, the Board, including all the Independent Trustees, voted to approve an Amended Subadvisory Agreement between the Adviser and MFC Global (U.S.A.) (the "Amended Subadvisory Agreement") with respect to the Quantitative Value Trust.

     The Amended Subadvisory Agreement provides for a decrease in the subadvisory fee paid by JHIMS to MFC Global (U.S.A.) as subadviser to the Quantitative Value Trust. The decrease in the subadvisory fee represents an adjustment intended to align the subadvisory fee for the Quantitative Value Trust with the subadvisory fees paid to MFC Global (U.S.A.) with respect to the other Trust Portfolios which it subadvises and with the Trust's customary spread between advisory and subadvisory fees for such Portfolios.

     The Trust has received an order from the SEC permitting the Adviser to appoint subadvisers (other than subadvisers affiliated with the Adviser) and change the terms of subadvisory agreements (including subadvisory fees) with such subadvisers without obtaining shareholder approval. The Trust is thus able to change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval. However, because MFC Global (U.S.A.) is affiliated with the Adviser, the Trust is seeking shareholder approval for the proposed Amended Subadvisory Agreement decreasing the subadvisory fee with respect to the Quantitative Value Trust.

DESCRIPTION OF SUBADVISORY AND AMENDED SUBADVISORY AGREEMENTS

     The terms of the current Subadvisory Agreement for the Quantitative Value Trust (the "Subadvisory Agreement") and the proposed Amended Subadvisory Agreement are identical except for the proposed decrease in subadvisory fees. For convenience, such agreements are sometimes referred to collectively as the "Subadvisory Agreement" below.

     Under the Subadvisory Agreement, MFC Global (U.S.A.) manages the investment of the assets of the Quantitative Value Trust, subject to the supervision of the Board of Trustees. As subadviser, MFC Global (U.S.A.) formulates a continuous investment program for the Portfolio consistent with its investment objective and policies. MFC Global (U.S.A.) implements such program by purchases and sales of securities and regularly reports thereon to JHIMS and the Trustees. At its expense, MFC Global (U.S.A.) furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. MFC Global (U.S.A.) also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.


     As compensation for its services under the Subadvisory Agreement, MFC Global (U.S.A.) receives a fee from JHIMS which is stated as an annual percentage of the current value of the net assets of the Quantitative Value Trust and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fee which JHIMS is obligated to pay MFC Global (U.S.A.) with respect to the Quantitative Value Trust under the current Subadvisory Agreement and which JHIMS will be obligated to pay MFC Global (U.S.A.) under the Amended Subadvisory Agreement. THE SUBADVISORY FEE IS PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND IS NOT AN ADDITIONAL CHARGE TO THE PORTFOLIO. ACCORDINGLY, ANY DECREASE IN THE EFFECTIVE RATE OF THE SUBADVISORY FEE WILL NOT REDUCE THE ADVISORY FEE PAID BY SHAREHOLDERS BUT WILL RESULT IN A NET INCREASE IN THE PERCENTAGE OF THE ADVISORY FEE RETAINED BY JHIMS. IN THIS CONNECTION, SHAREHOLDERS OF THE QUANTITATIVE VALUE TRUST MAY WISH TO CONSIDER THAT THEY ARE ALSO BEING ASKED, UNDER PROPOSAL 2 ABOVE, TO APPROVE AN AMENDED ADVISORY AGREEMENT

PROVIDING FOR AN ADVISORY FEE INCREASE OF 0.10% (WITH A CORRESPONDING DECREASE OF 0.10% IN RULE 12b-1 FEES). SEE PROPOSAL 2.



                                               BETWEEN        BETWEEN        BETWEEN
                                             $50 MILLION    $200 MILLION   $500 MILLION
                                  FIRST          AND            AND            AND        EXCESS OVER
                               $50 MILLION   $200 MILLION   $500 MILLION    $1 BILLION    $1 BILLION
                               -----------   ------------   ------------   ------------   -----------
QUANTITATIVE VALUE TRUST
Current Subadvisory
  Agreement..................    0.300%         0.300%         0.400%         0.300%        0.300%
Amended Subadvisory
  Agreement..................    0.250%         0.250%         0.250%         0.200%        0.150%


SUBADVISORY FEES PAID

     The following table sets forth for the Quantitative Value Trust (1) the aggregate amount of subadvisory fees paid by JHIMS to MFC Global (U.S.A.) for the fiscal year ended December 31, 2004; (2) the aggregate amount of subadvisory fees that JHIMS would have paid MFC Global (U.S.A.) for the fiscal year ended December 31, 2004 if the Amended Subadvisory Agreement had been in effect for that year; and (3) the difference between the amounts of subadvisory fees under
(1) as compared to (2) stated as a percentage of the amount under (1).


                                            (1)                    (2)                  (3)
                                    -------------------   ---------------------   ---------------
                                    CURRENT SUBADVISORY     AMENDED ADVISORY
                                         AGREEMENT              AGREEMENT
                                     SUBADVISORY FEES       SUBADVISORY FEES        DIFFERENCE
                                       PAID FOR YEAR       PAID FOR YEAR ENDED    BETWEEN (1) AND
                                      ENDED 12/31/04      12/31/04 IF IN EFFECT   (2) AS % OF (1)
                                    -------------------   ---------------------   ---------------
Quantitative Value Trust..........       $361,293               $303,250              -16.07%


EVALUATION BY THE BOARD OF TRUSTEES


     The evaluative process and the various factors considered by the Board of Trustees in approving the Amended Subadvisory Agreement with respect to the Portfolio are described below at page 58 under "Evaluation of the Amended Advisory and Subadvisory Agreements by the Board of Trustees."


ADDITIONAL INFORMATION

     For additional information about MFC Global (U.S.A.), including "Management and Control of MFC Global (U.S.A.)," and about the Subadvisory and Amended Subadvisory Agreements, see "Additional Information About the Adviser, MFC Global (U.S.A.), and the Advisory and Subadvisory Agreements" below.

REQUIRED VOTE

     Approval of the Amended Subadvisory Agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Quantitative Value Trust. If shareholders approve the Amended Subadvisory Agreement, it will become effective as of April 30, 2005. If the required shareholder approval is not obtained, the current Subadvisory Agreement will remain in effect and there will be no change in the current subadvisory fee pending shareholder approval of another amendment or other definitive action.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE QUANTITATIVE VALUE TRUST VOTE "FOR" THE PROPOSAL.

                                   PROPOSAL 7

                APPROVAL OF AMENDMENT TO THE TRUST'S DECLARATION
                  OF TRUST TO AUTHORIZE THE BOARD OF TRUSTEES
                      TO APPROVE PORTFOLIO MERGERS WITHOUT
                              SHAREHOLDER APPROVAL

                         (ALL PORTFOLIOS OF THE TRUST)

     At its December 13, 2004 meeting, the Board of Trustees, including all the Independent Trustees, approved, and the Board recommends that shareholders of the Trust approve, a proposed amendment to the Trust's Declaration of Trust that would authorize the Trustees, in limited circumstances, to approve a merger or consolidation of a series of shares or Portfolio of the Trust with, or the sale of all or substantially all its assets to (each, a "combination"), another series of shares or Portfolio of the Trust or another fund without a shareholder vote. Currently, these combination transactions require shareholder approval.

     The amendment will give the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts Law, broader authority to act with respect to the administration and operation of the Portfolios. This amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the best interests of shareholders and contract owners. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider such shareholder and contract owner best interests and then act in accordance therewith.

     Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the need for affiliated funds to incur the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, Rule 17a-8 would now permit the combination of two small Trust Portfolios having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. The Rule still requires a fund board (including a majority of the independent trustees) to determine that any combination is in the best interests of the combining funds and will not dilute the interest of existing shareholders. Shareholders of an acquired affiliated fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders.

     Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by Rule 17a-8. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.

     The proposed amendment to the Declaration of Trust, consistent with the new affiliated fund merger rule, authorizes the Trustees to approve a merger, consolidation or sale of assets of a Portfolio without a shareholder action or approval only if permitted by the 1940 Act, Massachusetts law and other applicable laws and regulations. The amendment will provide the Trustees with increased flexibility to react more quickly to new developments and changes in competitive and regulatory conditions and, as a consequence, may result in Portfolios that operate more efficiently and economically. If the amendment is approved, the Trustees will, as stated above, continue to exercise their fiduciary obligations in approving any combination transaction. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.


     Article VII, Section 7.2 of the Declaration of Trust addresses "Reorganization[s]" such as mergers, consolidations, and sales of Portfolio assets. If the proposed amendment is approved by shareholders, Section 7.2 as so amended will provide as follows (new language is underlined; language to be deleted is [bracketed]):


          Section 7.2 REORGANIZATION. The Trust or one or more Series of Shares may merge or consolidate with any other trust, partnership, association, corporation or other organization and the Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series of Shares ("Transferor Series of Shares"), to another trust, partnership, association, corporation or other organization, or to the Trust to be held as assets belonging to another Series of Shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another Series of Shares of the Trust, Shares of such other Series of Shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Transferor Series of Shares if deemed appropriate by the Trustees. The Trustees shall have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the Shareholders, to the extent consistent with applicable laws and regulations [; provided, however, that no merger, consolidation or sale of all or substantially the assets belonging to any particular Series of Shares shall be effected unless the terms of such transaction shall have first been approved by a Majority Shareholder Vote of the Shareholders of that Series of Shares].


     The authority granted to the Trustees under the proposed amendment, and their flexibility in approving Portfolio combinations, will be further enhanced if shareholders also approve under Proposal 8 below a related proposed amendment to the Declaration of Trust which would authorize the Trustees, without shareholder action or approval, to designate a class of shares of a Portfolio as a separate Portfolio of the Trust. Together, the two amendments, if approved by shareholders, would authorize the Trustees in effect to approve the combination of a class of shares of a Portfolio into another Portfolio.

REQUIRED VOTE

     Approval of the amendment to the Declaration of Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Trust. If the Proposal is approved, the amendment will become effective upon the later to occur of (1) approval of shareholders of the Trust and (2) the execution of an amendment to the Declaration of Trust signed by a majority of the Trustees.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" THE PROPOSAL.

                                   PROPOSAL 8

                APPROVAL OF AMENDMENT TO THE TRUST'S DECLARATION
                    OF TRUST TO PERMIT THE BOARD OF TRUSTEES
                 TO DESIGNATE A CLASS OF SHARES OF A PORTFOLIO
                            AS A SEPARATE PORTFOLIO

                         (ALL PORTFOLIOS OF THE TRUST)

     At its December 13, 2004 meeting, the Board of Trustees, including all the Independent Trustees, approved, and the Board recommends that shareholders of the Trust approve, a proposed amendment to the Trust's Declaration of Trust that would authorize the Board to designate any class of shares (e.g., Series I, Series II or Series III shares) of a series of shares, or Portfolio, of the Trust as a separate series of shares, or Portfolio, of the Trust.

     The Declaration of Trust authorizes the Board of Trustees, without action or approval of shareholders, to divide the shares of the Trust into separate Portfolios, to establish new Portfolios and determine the relative rights and preferences as between the shares of separate Portfolios, and to divide the shares of any Portfolio into separate classes of shares. The Trustees believe that this broad grant of authority may reasonably be construed to permit the Board to designate any class of shares of a Portfolio as a separate Portfolio of the Trust. However, in order to resolve any uncertainty as to the scope of such authority, the Board has approved a proposed amendment to the Declaration of Trust that expressly authorizes the Board, without action or approval of shareholders, to designate any class of shares of a Portfolio as a separate Portfolio.

     As described above under Proposal 7, shareholders are also being asked to approve a proposed amendment to the Declaration of Trust that would authorize the Board, consistent with the SEC's new affiliated fund merger rule, Rule 17a-8 under the 1940 Act, to approve the merger or consolidation of a Portfolio of the Trust with, or the sale of all or substantially all its assets to (each, a "combination"), another Portfolio of the Trust or another fund without shareholder approval under limited circumstances when such a combination does not raise significant shareholder issues warranting incurring the expense of soliciting proxies. That proposed amendment is intended to provide the Trustees with increased flexibility to react quickly to changes in competitive and regulatory conditions. Such flexibility will be further enhanced if shareholders approve the proposed amendment under this Proposal 8 to authorize the Trustees to designate a class of shares as a separate Portfolio. Together, the two amendments, if approved by shareholders, would permit the Trustees in effect to authorize the combination of a class of shares of a Portfolio into another Portfolio.

     As with the proposed amendment under Proposal 7, the proposed amendment authorizing the Trustees to designate a class of shares as a separate Portfolio will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the best interests of shareholders. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders' interests and then act in accordance therewith.


     Article IV, Section 4.1 of the Declaration of Trust addresses "Shares." If the proposed amendment to the Declaration of Trust is approved by shareholders,
Section 4.1(a) as amended will provide as follows (new language is underlined):


          Section 4.1(a) SERIES OF SHARES. The Trustees shall have the authority, without action or approval of the Shareholders, from time to time to divide the Shares into two or more Series of Shares as they deem necessary or desirable. Each Series of Shares shall be separate from each other Series of Shares. The Trustees shall have exclusive power without the requirement of shareholder approval to establish and designate such separate Series of shares, and to fix and determine the relative rights and preferences as between the Shares of the separate Series of Shares as to purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, on conditions under which the several Series of Shares shall have separate voting rights or no voting rights.

          Each Shares of a Series of Shares shall represent a beneficial interest only in the assets belonging to that Series of Shares, and such interest shall not extend to the assets of any other Series of Shares or to the assets of the Trust generally. Shareholders of a particular Series of Shares shall not be entitled to participate in a derivative or class action on behalf of any other Series of Shares or the Shareholders of any other Series of Shares.

          The establishment and designation of any Series of Shares in addition to those established and designated in Section 4.2 shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series of Shares. At any time that there are no Shares outstanding of any particular Series of Shares previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series of Shares and the establishment and designation thereof.

          The Trustees shall also have the authority, without action or approval of the Shareholders, from time to time to designate any class of Shares of a Series of Shares as a separate Series of Shares as they deem necessary or desirable. The designation of any class of Shares of a Series of Shares as a separate Series of Shares shall be effective at the time specified in an instrument setting forth such designation and executed by a majority of the Trustees. The Trustees shall allocate the assets, liabilities and expenses attributable to any class of Shares designated as a separate Series of Shares to such separate Series of Shares and shall designate the relative rights and preferences of such Series of Shares, provided that such relative rights and preferences are not materially adversely different from the relative rights and preferences of the class of Shares designated as a separate Series of Shares.

          Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Series of Shares to the same extent as if such person were not a

     Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series of Shares from any person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale of Shares of such Series of Shares generally.

REQUIRED VOTE

     Approval of the amendment to the Declaration of Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Trust. If approved by shareholders, the amendment will become effective upon the later of (1) approval of shareholders of the Trust; and (2) the execution of an amendment to the Declaration of Trust signed by a majority of the Trustees.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

                                   PROPOSAL 9

               APPROVAL OF RECLASSIFYING THE INVESTMENT OBJECTIVE
                OF EACH PORTFOLIO AS A "NON-FUNDAMENTAL" POLICY
               WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

                         (ALL PORTFOLIOS OF THE TRUST)


     At its December 13, 2004 meeting, the Board of Trustees, including all the Independent Trustees, approved, and the Board recommends that shareholders of the Trust approve, a proposal that the investment objective of each Portfolio be reclassified from a "fundamental" policy of the Trust to a "non-fundamental" policy of the Trust. Each Portfolio will vote separately on this Proposal.


     As with all mutual funds, the Trust has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval as required by the 1940 Act. Restrictions and policies that the Trust has not designated as being fundamental policies are considered to be "non-fundamental" policies, which may be changed by the Board without shareholder approval. Each Portfolio of the Trust has a stated investment objective which it pursues through separate investment strategies and which is currently a fundamental policy which cannot be changed without shareholder approval. The stated investment objectives of the Portfolios are set forth in Appendix C to this Proxy Statement.

     As described above under "Introduction -- Fund Reorganizations," the proposed reclassification as non-fundamental of the investment objective of each Portfolio is related to the JHVST Reorganization and is intended in part to facilitate the process of integrating and consolidating the Trust Portfolios and the

JHVST Funds. The investment objective of each of the JHVST Funds that is combining into a Trust Portfolio, as the well as the investment objective of each of a number of Trust Portfolios that are not yet operational but have been newly organized as Portfolios into which certain JHVST Funds will combine, are non-fundamental. The proposed reclassification as non-fundamental of the investment objectives of the existing Portfolios will permit the Trust to have a uniform classification with respect to all Trust Portfolios.

     In addition, reclassifying the investment objective of each Portfolio from fundamental to non-fundamental will give the Trustees greater flexibility to respond more quickly to new developments and changing trends in the marketplace by adjusting the management of and investment opportunities available to the Portfolios. This is particularly the case in view of the Trusts' "manager of managers" operating structure. Under this structure, the Adviser, pursuant to an SEC order, is permitted to appoint subadvisers (other than subadvisers affiliated with the Adviser) for the Portfolios and change the terms of subadvisory agreements (including subadvisory fees) with such subadvisers without shareholder approval. The Trust is thus able to change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval. The proposed reclassification as non-fundamental of the investment objectives of the Portfolios will facilitate the Trust's ability to select and engage new subadvisers under circumstances when, for example, a subadviser change would be advantageous for a Portfolio but the proposed new subadviser has an investment approach that differs sufficiently from that of the Portfolio's existing subadviser to make appropriate a change in the Portfolio's stated investment objective. The Trustees do not presently intend to make any significant change to the investment objective of any Portfolio. If the proposed reclassification is approved by shareholders, shareholders will receive notice of any change in a Portfolio's investment objective prior to the implementation of such change.

REQUIRED VOTE

     Approval of the proposed reclassification with respect to each Portfolio will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio. If approved by shareholders of a Portfolio, the reclassification of its investment objective as non-fundamental will become effective as of April 30, 2005. If the required shareholder approval is not obtained, the current classification of a Portfolio's investment objective as fundamental will remain in effect pending shareholder approval of another proposed change or other definitive action.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

                                  PROPOSAL 10

             APPROVAL OF RECLASSIFYING THE FINANCIAL SERVICES TRUST
              FROM A "DIVERSIFIED" TO "NON-DIVERSIFIED" PORTFOLIO

                        (FINANCIAL SERVICES TRUST ONLY)

     At its December 13, 2004 meeting, the Board of Trustees, including all the Independent Trustees, approved, and the Board recommends that shareholders of the Financial Services Trust approve, a proposed change in the classification of that Portfolio under the 1940 Act from "diversified" to "non-diversified."


     The Financial Services Trust is currently classified as a diversified investment company under Section 5(b)(1) of the 1940 Act. This means that the Portfolio, with respect to 75% of its total assets, is limited in its investment in the securities of any one issuer (other than Government securities or securities of other investment companies) to an amount not greater in value than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of that issuer. These percentage limits apply as of the time the Portfolio purchases a security of a particular issuer and are not deemed to be exceeded if securities already owned by the Portfolio increase in value relative to the rest of the Portfolio's holdings. A non-diversified investment company is not subject to these limits, may invest a high percentage of its assets in the securities of a small number of companies, and has increased risk because it may be affected more than a diversified fund by changes in the financial condition, or the financial markets' assessments, of any such companies.


     The Portfolio's classification as diversified is a fundamental policy that may be changed only with shareholder approval. The proposed reclassification of the Financial Services Trust as non-diversified is intended to provide the Portfolio with greater flexibility in responding to investment opportunities. It also anticipates the proposed combination into the Financial Services Trust in connection with the JHVST Reorganization of one of JHVST Funds, the JHVST Financial Industries Fund (see "Introduction -- Fund Reorganizations"). The JHVST Financial Industries Fund is currently classified as non-diversified, and the reclassification as non-diversified of the Financial Services Trust will facilitate the combination of the two funds and the coordination of the investment management of the combined portfolios.

     If the Financial Services Trust is reclassified as non-diversified, it will nonetheless remain subject to the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). In order to maintain such favorable tax treatment, the Financial Services Trust may not purchase a security if, as a result, with respect to 50% of the Portfolio's total assets, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, or the Portfolio would hold more than 10% of the outstanding voting securities of such issuer. These limits apply as of the end of each quarter of the Portfolio's fiscal year.

     If approved by shareholders of the Financial Services Trust, the proposed change in classification will become effective as of April 30, 2005.

EVALUATION BY THE BOARD OF TRUSTEES


     The Board reviewed the proposal to change the classification of the Financial Securities Trust from diversified to non-diversified at its meeting on December 13, 2004. The Board considered a number of factors, including, as indicated above, the desirability of affording the Financial Services Trust greater flexibility in the management of portfolio assets and the desirability of facilitating the combination of the JHVST Financial Industries Fund into the Financial Services Trust in connection with the JHVST Reorganization and providing for the coordinated management of the combined portfolios upon the consummation of that Reorganization. The Board noted that, as a result of such proposed combination, the Financial Services Trust will have a larger asset base to defray costs as well as greater flexibility in portfolio management. The Board also considered the increased risk associated with portfolios that are non-diversified, and the impact in this regard of the continuing applicability to the Portfolio of the diversification requirements under the Code and the ability of the Financial Services Trust, as a result of the JHVST Reorganization, to invest in a greater number of issuers. The Board, including all the Independent Trustees, determined that it is in the best interests of the Financial Services Trust and its shareholders that the Portfolio change its classification under the 1940 Act from diversified to non-diversified.


REQUIRED VOTE

     Approval of the change in classification of the Financial Services Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio. If the required shareholder approval is not obtained, the current classification of the Financial Services Trust as diversified will remain in effect pending shareholder approval of another proposed change or other definitive action.

     THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FINANCIAL SERVICES TRUST VOTE "FOR" THE PROPOSAL.

               EVALUATION OF THE AMENDED ADVISORY AND SUBADVISORY
                      AGREEMENTS BY THE BOARD OF TRUSTEES

     This section describes the evaluation by the Board of Trustees of the Amended Advisory Agreement under both Proposals 2 and 3 above and the

Amended Subadvisory Agreements under both Proposals 4 and 6 above. This section should be read in conjunction with these Proposals.

EVALUATION BY THE BOARD OF TRUSTEES

     The Board, including the Independent Trustees, is responsible for selecting the Trust's investment adviser, approving the Adviser's selection of Portfolio subadvisers and approving the Trust's advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust's advisory and subadvisory arrangements with reference to the six factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are assisted by independent legal counsel. The six factors regularly considered by the Board are:

     1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Portfolios;

     2. the investment performance of the Portfolios and their subadvisers;

     3. the extent to which economies of scale would be realized as a Portfolio grows;

     4. whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

     5. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser's relationship with the Trust; and

     6. comparative services rendered and amounts paid under other advisory agreements of the same or other advisers with other funds or other types of advisory clients (e.g., pension funds and other institutional investors).

     The Board believes that information relating to all six factors is relevant to its evaluation of the Trust's advisory arrangements. With respect to its evaluation of subadvisory arrangements, the Board believes that, in view of the Trust's "manager-of managers" advisory structure: (i) factors (1), (2) and (6) are of primary relevance, (ii) factors (3) and (4) are generally not relevant because their impact on the Trust will usually be dealt with fully in connection with the evaluation of the Trust's advisory arrangements and (iii) factor (5) requires attention only in those cases in which consideration of factor (6) suggests that the subadvisory fees will materially exceed those normally charged under comparable circumstances. In evaluating subadvisory arrangements, the Board also considers other material business relationships which unaffiliated subadvisers may have with the Trust's adviser or its affiliates.

APPROVAL OF AMENDED ADVISORY AGREEMENT

     At its meeting on December 13, 2004, the Board, including all the Independent Trustees, approved the Amended Advisory Agreement between the Trust and JHIMS with respect to each of the Portfolios.

     The Board noted that the Advisory Agreement and the Amended Advisory Agreement for each Portfolio are identical except for the proposed increases in the advisory fees for the Portfolios, that these increases will in most cases be accompanied by equivalent decreases in the 12b-1 fees for the same Portfolios, and, accordingly, that the aggregate advisory and 12b-1 fees for most Portfolios will remain unchanged. The Board also considered the proposed advisory fee increase, and the accompanying 12b-1 fee decrease, in connection with the JHVST Reorganization and the importance of adjusting the pricing structure for shares of the Trust in view of the different pricing structure for shares of the JHVST Funds and the desirability of facilitating the integration into Trust Portfolios of the JHVST Funds.

     In approving the Amended Advisory Agreement, and with reference to the six factors which it regularly considers, the Board:

          (1) -- considered the high value to the Trust of continuing its long relationship with JHIMS as the Trust's Adviser, the skills and competency with which JHIMS has in the past managed the Trust's affairs and its subadvisory relationships and the qualifications of JHIMS' personnel, and concluded that JHIMS may reasonably be expected to continue ably to perform its services under the Amended Advisory Agreement;

          (2) -- reviewed the investment performance of each of the Portfolios; the comparative performance of their respective benchmarks, comparable funds (i.e., funds having approximately the same investment objective and amount of assets as the Portfolio) managed by the same and other subadvisers and other client accounts managed by the same subadvisers (e.g., pension funds and other institutional clients); and JHIMS' analysis of such performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally and with respect to particular Portfolios; and concluded that the Portfolios have performed well or within a range that the Board deemed competitive, that JHIMS has identified and is considering ameliorative action with respect to any exceptions, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Portfolios and their subadvisers;

          (3) and (4) -- reviewed the Trust's advisory fee structure, the incorporation therein for most Portfolios of advisory fee breakpoints which reduce the advisory fee rate for a Portfolio when its assets exceed the applicable breakpoint levels, the placement of such breakpoint levels in comparison to those of comparable funds and JHIMS' analysis of the breakpoints, their impact and other factors relating to economies of scale, and concluded that the Trust's advisory fee structure allows for the realization of economies of scale as the assets of the Portfolios grow and that Trust shareholders benefit from such economies of scale through reduced advisory fee rates and overall expenses and other reduced per shares expenses;

          (5) -- reviewed the financial statements of JHIMS and JHLICO (U.S.A.) and considered (i) an analysis presented by JHIMS regarding the net profitability to Manulife Financial of the pension and variable insurance products for which the Trust serves as the underlying investment medium; and (ii) the representation by each of JHLICO (U.S.A.) and JHLICO New York that the fees and charges deducted under its variable insurance contracts (including the fees and expenses of the Trust), in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by such company, and concluded that the advisory fees paid by the Trust with respect to the Portfolios are not unreasonable in light of such information; and

          (6) -- reviewed comparative information with respect to the advisory fee rates and structures of other variable products funds as well as public mutual funds, and concluded that the Trust's advisory fees are within the range of those charged by such other variable products and public mutual funds and that the Trust's advisory structure is thus competitive within the industry.

APPROVAL OF AMENDED SUBADVISORY AGREEMENT

     At its meeting on December 13, 2004, the Board, including all the Independent Trustees, approved the Amended Subadvisory Agreement with MFC Global (U.S.A.) for each of the Lifestyle Trusts and the Quantitative Value Trust.


     As described above, the Board evaluates the Trust's subadvisory arrangements principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by the subadviser to a Portfolio; (ii) the investment performance of the Portfolio and its subadviser; and (iii) comparative services rendered and amounts paid under other advisory agreements of the same subadviser or other advisers with other funds or other types of advisory clients (e.g., pension funds and other institutional investors). In making its determination with reference to these respective factors, the Board: (i) reviews information relating to the subadviser's business, business performance, representative clients, assets under management, financial stability, personnel and, if applicable, past subadvisory services to the Trust; (ii) considers the historical and current performance of the Portfolio and comparative performance information relating to the Portfolio's benchmark, comparable funds managed by the same subadviser and others; and (iii) the subadvisory fee for the Portfolio and comparative information as to the fees charged by the subadviser and other advisers.


     The Board's decision to approve the Amended Subadvisory Agreement for each of the Portfolios and recommend its approval to the shareholders of each Portfolio was based on a number of determinations, including the following:


          (1) MFC Global (U.S.A.) has served as a Trust subadviser since 1996, has extensive experience and demonstrated skills as a manager with respect to both equity and fixed-income securities and in using a variety of investment strategies and has consistently provided a high quality of investment management personnel to the Portfolios;

          (2) Although not without variations, the current and historical performance of each of the Lifestyle Trusts has been within the range of the current and historical performance of comparable funds and the Portfolios' respective benchmarks; and


          (3) The proposed subadvisory fees are within industry norms, and the decrease in the subadvisory fee for the Quantitative Value Trust, while resulting in a net increase in the advisory fee retained by JHIMS with respect to that Portfolio, will align such subadvisory fee with the subadvisory fees paid to MFC Global (U.S.A.) with respect to the other Trust Portfolios it subadvises and with the Trust's customary spread between advisory and subadvisory fees for such Portfolios.


                   ADDITIONAL INFORMATION ABOUT THE ADVISER,
                      MFC GLOBAL (U.S.A.) AND THE ADVISORY
                           AND SUBADVISORY AGREEMENTS

     Set forth below is additional information about the Adviser, MFC Global (U.S.A.) as the subadviser to the Lifestyle Trusts and the Quantitative Value Trust, and the Advisory and Subadvisory Agreements. The information with respect to the Advisory Agreement is applicable to the Advisory Agreement and the proposed Amended Advisory Agreement under both Proposals 2 and 3 above (collectively herein the "Advisory Agreement"), and the information with respect to the Subadvisory Agreement is applicable to the Subadvisory and Amended Subadvisory Agreements under both Proposals 4 and 6 above (collectively herein the "Subadvisory Agreement"). This section should be read in conjunction with these Proposals.

ADDITIONAL INFORMATIONAL ABOUT THE ADVISER AND MFC GLOBAL (U.S.A.)

     MANAGEMENT AND CONTROL OF THE ADVISER. JHIMS is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. JHIMS is a wholly owned subsidiary of JHLICO (U.S.A.) and an indirect wholly owned subsidiary of MFC. JHIMS is registered as an investment adviser under the Advisers Act and as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     JHLICO (U.S.A.) is the managing member of JHIMS. The following Manulife Financial personnel have executive or authorized signing authority for JHIMS:
David W. Libbey, Kenneth W. McCarthy, Jr. and John D. Fitzgerald.

     MANAGEMENT AND CONTROL OF MFC GLOBAL (U.S.A.). MFC Global (U.S.A.) is a corporation subject to the laws of Canada whose principal offices are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of MFC.

     The principal executive officers and directors of MFC Global (U.S.A.) and their principal occupations are shown below. The business address of each such person, unless otherwise stated, is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

                                     POSITION WITH
NAME AND ADDRESS                  MFC GLOBAL (U.S.A.)          PRINCIPAL OCCUPATION
----------------                  -------------------          --------------------
Peter G. Copestake..........  Vice President, Finance       Senior Vice President and
                                                            Treasurer of Manulife
                                                            Financial Corporation
Marc Costantini.............  Director                      Senior Vice President &
601 Congress Street                                         General Manager, John
Boston, MA 02210                                            Hancock Wealth Management,
                                                            Manulife Financial
                                                            Corporation
Leo J. de Bever.............  Director, President           Executive Vice President,
                                                            Global Investment
                                                            Management, Manulife
                                                            Financial Corporation
Norman Light................  Director, Chief Financial     Senior Vice President,
                              Officer                       Chief Financial Officer,
                                                            Investments, Manulife
                                                            Financial Corporation
Robert F. Kilimnik..........  Director                      Vice President, Managing
                                                            Director, Canadian Credit,
                                                            Elliot & Page Limited
Steven E. Medina............  Assistant Vice President,     Vice President, Investment
601 Congress Street           Investment Management         Management Services,
Boston, MA 02210              Services                      Manulife Financial
                                                            Corporation

                                     POSITION WITH
NAME AND ADDRESS                  MFC GLOBAL (U.S.A.)          PRINCIPAL OCCUPATION
----------------                  -------------------          --------------------
Gordon R. Pansegrau.........  General Counsel, Secretary    Vice President, Chief
                              and Chief Compliance          Counsel and Compliance,
                              Officer                       Investments, Manulife
                                                            Financial Corporation
Mark A. Schmeer.............  Director, Chief Investment    Senior Vice President and
                              Officer                       Managing Director,
                                                            Equities, Elliot & Page
                                                            Limited

PAYMENTS TO AFFILIATES OF THE ADVISER

     MFC Global (U.S.A.). MFC Global (U.S.A.) was during all or part of the year ended December 31, 2004 the subadviser to the Trust Portfolios listed below.


     As compensation for its services, MFC Global (U.S.A.) receives fees from JHIMS computed separately for each Portfolio for which MFC Global (U.S.A.) is the subadviser. For the year ended December 31, 2004, JHIMS paid MFC Global (U.S.A.) aggregate subadvisory fees of $7,649,048, allocated as follows:



                                                                           % OF AVERAGE
PORTFOLIO                                                    $ AMOUNT    ANNUAL NET ASSETS
---------                                                    ---------   -----------------
Pacific Rim Trust..........................................    354,162         0.35%
Quantitative Equity Trust*.................................    226,614         0.08%
Quantitative Mid Cap Trust.................................    388,224         0.30%
Quantitative Value Trust...................................    361,293         0.20%
Quantitative All Cap Trust.................................    564,969         0.26%
Balanced Trust*............................................    112,595         0.07%
Equity Index Trust.........................................     81,127         0.10%
Emerging Growth Trust......................................    638,706         0.35%
Money Market Trust.........................................    564,202         0.03%
Small Cap Index Trust......................................     80,267         0.04%
International Index Trust**................................     28,714         0.03%
Mid Cap Index Trust........................................     86,078         0.04%
Total Stock Market Index Trust.............................     74,155         0.04%
500 Index Trust............................................    166,443         0.01%
Lifestyle Aggressive 1000 Trust............................    340,510         0.05%
Lifestyle Growth 820 Trust.................................  1,358,402         0.05%
Lifestyle Balanced 640 Trust...............................  1,437,267         0.05%
Lifestyle Moderate 460 Trust...............................    490,095         0.05%
Lifestyle Conservative 280 Trust...........................    295,227         0.05%


---------------

 * These Portfolios were combined into other Trust Portfolios effective April 30, 2004.
** This Portfolio was combined into a JHVST Fund effective June 18, 2004.

     JH Distributors. As stated above, JH Distributors is the Trust's distributor and principal underwriter. JH Distributors is an indirect wholly-owned subsidiary of MFC.

     For the fiscal year ended December 31, 2004, the Trust paid aggregate 12b-1 fees to JH Distributors of $58,309,430, allocated among the Portfolios and their Series I, Series II and Series III shares as follows:



PORTFOLIO                                               SERIES I    SERIES II    SERIES III
---------                                              ----------   ----------   ----------
Science & Technology Trust...........................  $  748,117   $  231,514     $  765
Pacific Rim Trust....................................     114,246       87,435        219
Health Sciences Trust................................     175,776      244,021        602
Emerging Growth Trust................................     257,381       38,024        180
Aggressive Growth Trust..............................     424,110      290,623        321
Emerging Small Company Trust.........................     574,864      342,432        277
Small Company Blend Trust............................     207,406      229,521         --
Small Company Trust..................................      20,823       47,779         63
Dynamic Growth Trust.................................     191,975      133,807         --
Mid Cap Stock Trust..................................     445,447      587,076      1,687
Natural Resources Trust..............................     251,582      673,178      1,288
All Cap Growth Trust.................................     720,608      384,673        424
Strategic Opportunities Trust........................     749,824       89,058         --
Financial Services Trust.............................      79,417      141,896        272
International Stock Trust............................     478,897      572,968        890
Overseas Trust.......................................     633,887      675,334      1,074
International Small Cap Trust........................     409,903      428,847        694
International Value Trust............................     541,410      852,489        771
Quantitative Mid Cap Trust...........................     179,366       34,407         --
Mid Cap Core Trust...................................      28,737      145,095         82
Global Trust.........................................     524,840       80,539        296
Strategic Growth Trust...............................     282,516      431,868        569
Capital Appreciation Trust...........................     180,404      320,906        283
U.S. Global Leaders Growth Trust.....................       2,582        9,373         --
Quantitative All Cap Trust...........................     323,009       11,404      1,282
All Cap Core Trust...................................     382,944       38,211         --
Large Cap Growth Trust...............................     586,724      322,520         --
Blue Chip Growth Trust...............................   1,902,160    1,104,874      1,445
U.S. Large Cap Trust.................................     831,199      653,195        307
Core Equity Trust....................................     165,329      372,501        729
Strategic Value Trust................................     129,685      197,029        164
Large Cap Value Trust................................      62,865      179,353        225
Classic Value Trust..................................       2,640       14,623         --
Utilities Trust......................................      62,906       95,153         96
Real Estate Securities Trust.........................     752,069      882,678      2,772
Small Cap Opportunities Trust........................      98,535      240,426        361
Small Company Value Trust............................     660,425      726,256        240
Special Value Trust..................................      20,592       40,721        801

PORTFOLIO                                               SERIES I    SERIES II    SERIES III
---------                                              ----------   ----------   ----------
Mid Cap Value Trust..................................     488,889      787,843      1,656
Value Trust..........................................     419,899      135,352         --
All Cap Value Trust..................................     268,625      470,042        693
Fundamental Value Trust..............................     578,105      973,297        978
Growth & Income Trust................................   2,136,492      410,837        857
Great Companies-America Trust........................          --        9,554         --
Quantitative Value Trust.............................     153,045       67,367        111
Equity-Income Trust..................................   1,916,897    1,465,063      1,747
Income & Value Trust.................................     874,766      374,841         --
Global Allocation Trust..............................     130,718      175,172        143
High Yield Trust.....................................     999,847    1,601,675      2,518
Strategic Bond Trust.................................     736,702      904,955      1,612
Strategic Income Trust...............................       5,245       18,814         --
Global Bond Trust....................................     570,181      845,354      1,520
Diversified Bond Trust...............................     408,556      532,206        104
Investment Quality Bond Trust........................     566,915      336,663        384
Total Return Trust...................................   1,303,803    1,736,238      6,046
Real Return Bond Trust...............................     244,862      840,762      1,007
U.S. Government Securities Trust.....................     722,441      803,687        941
Money Market Trust...................................   2,781,308      746,625     17,421
Small Cap Index Trust................................     231,881      160,244      1,479
Mid Cap Index Trust..................................     245,130      180,441      1,098
Total Stock Market Index Trust.......................     227,864      117,144         39
500 Index Trust......................................   1,551,602      450,973      5,874
Small-Mid Cap Trust..................................     140,142           --         --
International Equity Select Trust....................     104,382           --         --
High Grade Bond Trust................................     114,806           --         --
Small-Mid Cap Growth Trust...........................       4,067           --         --
Select Growth Trust..................................       4,602           --         --
Global Equity Select Trust...........................       4,849           --         --
Core Value Trust.....................................       5,249           --         --


     OTHER REGISTERED INVESTMENT COMPANIES ADVISED BY THE ADVISER AND MFC GLOBAL (U.S.A.). The Adviser does not currently act as adviser to any registered investment companies other than the Trust and its Portfolios. MFC Global (U.S.A.) does not currently act as adviser or subadviser to any registered investment companies other than the Trust Portfolios for which it is the subadviser. See "Payments to Affiliates of the Adviser" above.

ADDITIONAL INFORMATION ABOUT THE ADVISORY AND SUBADVISORY AGREEMENTS

     EXPENSES PAID BY THE TRUST. The Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or subadvisers have agreed to pay pursuant to the Advisory Agreement or any of the Subadvisory Agreements. Expenses borne by the Trust include:


     - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust;


     - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

     - brokers' commissions;

     - issue and transfer taxes on securities transactions to which the Trust is a party;

     - taxes and fees payable by the Trust;

     - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

     - costs for printing annual and semi annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

     TERMS OF THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS. The Advisory Agreement and the Subadvisory Agreement will initially continue in effect as to a Portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a Majority of the Outstanding Voting Securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Disinterested Trustees.

     Any required shareholder approval of any continuance of the Advisory Agreement or the Subadvisory Agreement shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

     Failure of Shareholders to Approve Continuance. If the outstanding voting securities of any Portfolio fail to approve any continuance of the Advisory

Agreement or a Subadvisory Agreement, the Adviser or Subadviser may continue to act as investment adviser or subadviser with respect to such Portfolio pending the required approval of the continuance of such agreement or a new agreement with the Adviser or Subadviser, or a different adviser or subadviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than (a) its actual costs incurred in furnishing investment advisory and management services to such Portfolio or (b) the amount it would have received under the Advisory Agreement in respect of such Portfolio, whichever is less.

     Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to such agreements, and also to the Trust in the case of the Subadvisory Agreement. The following parties may terminate such agreements:

     - the Trustees of the Trust;

     - a Majority of the Outstanding Voting Securities of the Trust, or with respect to any Portfolio, a Majority of the Outstanding Voting Securities of such Portfolio;


     - the Adviser; and


     - in the case of the Subadvisory Agreement, MFC Global (U.S.A.).

The Advisory Agreement and the Subadvisory Agreement will automatically terminate in the event of their assignments.

     Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreement may be amended by the parties thereto provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of the Trust and by the vote of a majority of the Trustees of the Trust, including a majority of the Disinterested Trustees.

     Any required shareholder approval of any amendment shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

     According to an order from the SEC, the Trust is able to change subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. However, the Adviser cannot appoint a subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, MFC Global (U.S.A.) is an Affiliated Subadviser.


     Approval of Advisory and Subadvisory Agreements by the Board of Trustees. The Board of Trustees of the Trust, including at least a majority of the Independent Trustees, has approved the Advisory Agreement and each of the Subadvisory Agreements. The factors considered by the Board in approving these agreements are discussed above under "Evaluation of the Amended Advisory and Subadvisory Agreements by the Board of Trustees."


     Prior Approvals of Advisory Agreement. The Advisory Agreement with respect to the Portfolios voting on Proposals 2 and 3 is dated January 1, 1996, as amended and restated May 1, 1999, was most recently approved by shareholders on December 19, 2001 in connection with an amendment adding advisory fee breakpoints and increase certain advisory fee rates, and was most recently approved by the Board (including a majority of the Independent Trustees) on June 24-25, 2004.

     Prior Approvals of Subadvisory Agreement. The Board appointed MFC Global (U.S.A.) subadviser to the Lifestyle Trusts on December 13, 1996 and to the Quantitative Value Trust on April 2, 2004, in connection with the establishment of such Portfolios, and such appointments were approved by the sole shareholder of each such Portfolio in connection therewith. The Subadvisory Agreement was most recently approved by the Board on September 28-29, 2004.

PORTFOLIO BROKERAGE

     Pursuant to the Subadvisory Agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:


     - price, dealer spread or commission, if any;



     - the reliability, integrity and financial condition of the broker-dealer;



     - size of the transaction;



     - difficulty of execution;



     - brokerage and research services provided; and


     - confidentiality and anonymity.

     Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser, could result in the applicable Portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Soft Dollar Considerations. In selecting brokers and dealers, the subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the subadviser.

     Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, including such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising various of its clients

(including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. The management fee paid by a Portfolio is not reduced because a subadviser and its affiliates receive such services.

     As noted above, a subadviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other subadviser clients, and the subadviser without incurring addition costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:


     - the value of securities;



     - the advisability of purchasing or selling securities;



     - the availability of securities or purchasers or sellers of securities;
       and


     - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

     To the extent research services are used by the subadvisers, such services would tend to reduce such party's expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for Portfolios of the Trust will also be available for the benefit of other Portfolios managed by the subadvisers.

     Allocation of Trades by the Subadvisers. The subadvisers manage a number of accounts other than the Trust's Portfolios. Although investment determinations for the Trust's Portfolios will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's Portfolios by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's Portfolios and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the Trust's Portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the Trust Portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

     Affiliated Underwriting Transactions by the Subadvisers. The Trust's Portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase.

  Brokerage Commissions Paid to Affiliated Brokers


     For the fiscal year ended December 31, 2004, the Trust paid aggregate brokerage commissions in connection with portfolio transactions of $31,679,586, including the following brokerage commissions paid to the named affiliated brokers in connection with the Portfolios named:



                                                                                 % OF
                                                                              PORTFOLIO'S
                                                                 BROKERAGE    COMMISSIONS
                                                                COMMISSIONS     FOR THE
PORTFOLIO                              AFFILIATED BROKER           PAID         PERIOD
---------                              -----------------        -----------   -----------
Global Allocation Trust.........  UBS Securities, LLC(1)          $ 5,289        3.66%
Value Trust.....................  Morgan Stanley & Co.(2)          22,052        2.65%
Capital Appreciation Trust......  Wachovia Capital Markets(3)       2,690        0.66%
Large Cap Value Trust...........  Merrill Lynch & Co.(4)            9,331        8.20%

---------------


(1) Affiliated due to the position of UBS Global Asset Management as subadviser to the Global Allocation Trust.



(2) Affiliated due to the position of Morgan Stanley Asset Management as subadviser to the Value Trust.



(3) Affiliated due to the position of Jennison Associates LLC as subadviser to the Capital Appreciation Trust.



(4) Affiliated due to the position of Merrill Lynch Investment Managers as subadviser to the Large Cap Value Trust.


                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                       BY ORDER OF THE BOARD OF TRUSTEES

January 26, 2005
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

              OUTSTANDING SHARES OF PORTFOLIOS AND SHARE OWNERSHIP


     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and Series III shares each Portfolio, and the percentage ownership thereof by JHLICO (U.S.A.), JHLICO New York and the Lifestyle Trusts are set forth below:



                                                         PERCENTAGE OF     PERCENTAGE OF
                            SHARE        NUMBER OF      SHARES HELD BY    SHARES HELD BY    LIFESTYLE
PORTFOLIO                   CLASS      ELIGIBLE VOTES   JHLICO (U.S.A.)   JHLICO NEW YORK    TRUSTS*
---------                 ----------   --------------   ---------------   ---------------   ---------
Science and Technology
 Trust..................  Series I       42,481,837          95.06%             4.94%            --
                          Series II       6,154,885          89.26%            10.74%            --
                          Series III         44,791         100.00%               --             --
Pacific Rim Trust.......  Series I        8,436,938          95.15%             4.85%            --
                          Series II       2,980,436          92.67%             7.33%            --
                          Series III          6,978         100.00%               --             --
Health Sciences Trust...  Series I        7,868,773          94.57%             5.43%            --
                          Series II       5,054,127          91.08%             8.92%            --
                          Series III         10,460         100.00%               --             --
Emerging Growth Trust...  Series I       17,346,720          96.56%             0.04%          3.40%
                          Series II         888,763          55.14%             4.60%         40.26%
                          Series III         10,999          78.88%               --          21.12%
Aggressive Growth
 Trust..................  Series I       21,565,733          69.88%             4.14%         25.98%
                          Series II       9,212,904          28.36%             4.02%         67.62%
                          Series III         17,707           0.05%               --          99.95%
Emerging Small Company
 Trust..................  Series I       13,659,089          85.80%             2.90%         11.29%
                          Series II       4,181,221          55.43%             4.33%         40.24%
                          Series III          6,163          23.15%               --          76.85%
Small Company Blend
 Trust..................  Series I       11,260,011          96.25%             3.75%            --
                          Series II       6,099,845          91.28%             8.72%            --
                          Series III             --             --                --             --
Small Company Trust.....  Series I        1,595,377           3.74%             0.32%         95.95%
                          Series II       2,108,425          21.17%             0.21%         78.63%
                          Series III          4,156             --                --         100.00%
Dynamic Growth Trust....  Series I       26,718,822          94.77%             5.23%            --
                          Series II       8,362,321          92.46%             7.54%            --
                          Series III             --             --                --             --
Mid Cap Stock Trust.....  Series I       24,716,555          68.66%             3.16%         28.18%
                          Series II      16,069,315          49.16%             5.60%         45.24%
                          Series III         87,600          74.91%               --          25.09%
Natural Resources
 Trust..................  Series I       10,273,343           7.47%             0.28%         92.25%
                          Series II      14,511,109          26.49%             1.64%         71.87%
                          Series III         41,593          27.42%               --          72.58%

                                                         PERCENTAGE OF     PERCENTAGE OF
                            SHARE        NUMBER OF      SHARES HELD BY    SHARES HELD BY    LIFESTYLE
PORTFOLIO                   CLASS      ELIGIBLE VOTES   JHLICO (U.S.A.)   JHLICO NEW YORK    TRUSTS*
---------                 ----------   --------------   ---------------   ---------------   ---------
All Cap Growth Trust....  Series I       30,962,666          73.95%             5.05%         20.99%
                          Series II       9,849,367          22.69%             3.46%         73.85%
                          Series III         20,668           0.04%               --          99.96%
Strategic Opportunities
 Trust..................  Series I       45,247,312          93.04%             6.96%            --
                          Series II       2,529,988          94.22%             5.78%            --
                          Series III             --             --                --             --
Financial Services
 Trust..................  Series I        3,820,403          93.79%             6.21%            --
                          Series II       3,101,296          90.30%             9.70%            --
                          Series III          9,793         100.00%               --             --
International Stock
 Trust..................  Series I       32,993,424          40.74%             1.53%         57.74%
                          Series II      22,872,614          11.47%             0.49%         88.04%
                          Series III         62,395           0.02%               --          99.98%
Overseas Trust..........  Series I       45,761,304          44.89%             2.62%         52.48%
                          Series II      29,528,165          12.53%             1.04%         86.43%
                          Series III         79,422           0.02%               --          99.98%
International Small Cap
 Trust..................  Series I       17,504,678          53.24%             2.89%         43.87%
                          Series II      10,636,238          20.53%             2.35%         77.11%
                          Series III         27,123           9.57%               --          90.43%
International Value
 Trust..................  Series I       31,227,637          56.06%             2.07%         41.87%
                          Series II      25,153,374          40.29%             3.56%         56.15%
                          Series III         41,160           0.02%               --          99.98%
Quantitative Mid Cap
 Trust..................  Series I       10,189,346          98.32%             1.68%            --
                          Series II         956,911          89.54%            10.46%            --
                          Series III             --             --                --             --
Mid Cap Core Trust......  Series I        1,222,500          30.37%             0.94%         68.69%
                          Series II       2,876,213          73.09%             9.23%         17.68%
                          Series III          3,311           0.21%               --          99.79%
Global Trust............  Series I       24,220,402          92.38%             7.62%            --
                          Series II       1,900,182          91.89%             8.11%            --
                          Series III         11,412         100.00%               --             --
Strategic Growth
 Trust..................  Series I       19,567,453          36.35%             1.36%         62.29%
                          Series II      16,660,397          19.54%             2.26%         78.20%
                          Series III         39,678           3.49%               --          96.51%
Capital Appreciation
 Trust..................  Series I       14,625,768          42.84%             1.47%         55.68%
                          Series II      14,280,190          30.41%             2.22%         67.37%
                          Series III         24,879           0.05%               --          99.95%
U.S. Global Leaders
 Growth Trust...........  Series I          223,244          99.85%             0.15%            --
                          Series II         505,876          91.15%             8.85%            --
                          Series III             --             --                --             --
Quantitative All Cap
 Trust..................  Series I       19,671,728          99.99%             0.01%            --
                          Series II         279,228          92.41%             7.59%            --
                          Series III         57,263         100.00%               --             --

                                                         PERCENTAGE OF     PERCENTAGE OF
                            SHARE        NUMBER OF      SHARES HELD BY    SHARES HELD BY    LIFESTYLE
PORTFOLIO                   CLASS      ELIGIBLE VOTES   JHLICO (U.S.A.)   JHLICO NEW YORK    TRUSTS*
---------                 ----------   --------------   ---------------   ---------------   ---------
All Cap Core Trust......  Series I       16,178,548          94.66%             5.34%            --
                          Series II         820,377          93.92%             6.08%            --
                          Series III             --             --                --             --
Large Cap Growth Trust..  Series I       38,030,331          94.21%             5.79%            --
                          Series II       9,941,341          86.48%            13.52%            --
                          Series III             --             --                --             --
Blue Chip Growth
 Trust..................  Series I       77,675,274          73.18%             5.09%         21.73%
                          Series II      28,080,648          29.43%             3.33%         67.24%
                          Series III         67,163          21.78%               --          78.22%
U.S. Large Cap Trust....  Series I       45,658,283          83.58%             3.40%         13.02%
                          Series II      17,231,489          53.23%             6.38%         40.39%
                          Series III         17,941           0.05%               --          99.95%
Core Equity Trust.......  Series I       13,654,331           0.38%             0.04%         99.59%
                          Series II      16,698,853          11.51%             0.76%         87.73%
                          Series III         42,745             --                --         100.00%
Strategic Value Trust...  Series I        7,342,902          54.37%             2.95%         42.69%
                          Series II       6,081,276          35.63%             5.58%         58.80%
                          Series III         10,271           0.10%               --          99.89%
Large Cap Value Trust...  Series I        3,787,787          14.21%             0.28%         85.51%
                          Series II       5,417,007          34.72%             2.52%         62.76%
                          Series III          9,944             --                --         100.00%
Classic Value Trust.....  Series I          235,227          99.33%             0.67%            --
                          Series II         802,630          93.17%             6.83%            --
                          Series III             --             --                --             --
Utilities Trust.........  Series I        5,005,852          92.67%             7.33%            --
                          Series II       3,144,537          91.80%             8.20%            --
                          Series III          8,493         100.00%               --             --
Real Estate Securities
 Trust..................  Series I       22,848,380          61.36%             2.86%         35.79%
                          Series II      14,009,663          32.95%             2.67%         64.38%
                          Series III         69,945          58.82%               --          41.18%
Small Cap Opportunities
 Trust..................  Series I        4,396,151           8.92%             0.43%         90.66%
                          Series II       5,875,093          24.54%             1.94%         73.52%
                          Series III         12,811           0.05%               --          99.95%
Small Company Value
 Trust..................  Series I       24,623,703          84.13%             4.03%         11.83%
                          Series II      13,201,025          68.24%             6.85%         24.91%
                          Series III          8,787           0.07%               --          99.93%
Special Value Trust.....  Series I          918,508          13.62%             1.41%         84.97%
                          Series II         897,287          42.18%             5.13%         52.69%
                          Series III         21,318          85.59%               --          14.41%
Mid Cap Value Trust.....  Series I       21,975,371          82.76%             3.67%         13.56%
                          Series II      16,361,554          74.36%             7.37%         18.27%
                          Series III         76,559          87.40%               --          12.60%
Value Trust.............  Series I       15,667,804          95.32%             4.68%            --
                          Series II       2,493,500          93.48%             6.52%            --
                          Series III             --             --                --             --

                                                         PERCENTAGE OF     PERCENTAGE OF
                            SHARE        NUMBER OF      SHARES HELD BY    SHARES HELD BY    LIFESTYLE
PORTFOLIO                   CLASS      ELIGIBLE VOTES   JHLICO (U.S.A.)   JHLICO NEW YORK    TRUSTS*
---------                 ----------   --------------   ---------------   ---------------   ---------
All Cap Value Trust.....  Series I       14,011,123          43.64%             2.24%         54.13%
                          Series II      13,278,137          31.35%             4.20%         64.45%
                          Series III         35,135          33.78%               --          66.22%
Equity Index Trust......  Series I        5,643,978          99.98%             0.02%            --
                          Series II              --             --                --             --
                          Series III             --             --                --             --
Fundamental Value
 Trust..................  Series I       30,372,428          54.36%             2.77%         42.87%
                          Series II      27,432,087          45.70%             4.48%         49.82%
                          Series III         56,324          20.84%               --          79.16%
Growth & Income Trust...  Series I       58,907,923          92.74%             7.26%            --
                          Series II       5,233,000          86.38%            13.62%            --
                          Series III         25,740         100.00%               --             --
Great Companies-America
 Trust..................  Series I               --             --                --             --
                          Series II         181,638          99.45%             0.55%            --
                          Series III             --             --                --             --
Quantitative Value
 Trust..................  Series I       12,453,688          81.04%             0.00%         18.95%
                          Series II       2,927,307           1.17%             0.25%         98.58%
                          Series III          6,688             --                --         100.00%
Equity-Income Trust.....  Series I       80,021,847          74.02%             6.41%         19.57%
                          Series II      33,780,214          44.39%             4.75%         50.86%
                          Series III         74,723          29.76%               --          70.24%
Income & Value Trust....  Series I       57,169,711          95.61%             4.39%            --
                          Series II      11,549,674          92.09%             7.91%            --
                          Series III             --             --                --             --
Global Allocation
 Trust..................  Series I       10,146,088          63.32%             3.01%         33.66%
                          Series II       8,630,896          50.73%             4.15%         45.12%
                          Series III         11,172             --                --         100.00%
High Yield Trust........  Series I       71,821,390          33.02%             1.91%         65.06%
                          Series II      66,074,536          17.41%             2.18%         80.41%
                          Series III        179,380          14.64%               --          85.36%
Strategic Bond Trust....  Series I       44,707,365          41.85%             4.36%         53.79%
                          Series II      33,945,768          18.37%             2.22%         79.40%
                          Series III        105,763          23.16%               --          76.84%
Strategic Income
 Trust..................  Series I          446,306          99.91%             0.09%            --
                          Series II         978,606          94.32%             5.68%            --
                          Series III             --             --                --             --
Global Bond Trust.......  Series I       26,885,946          42.51%             2.35%         55.14%
                          Series II      22,744,797          27.20%             2.20%         70.60%
                          Series III         80,581          34.02%               --          65.98%
Diversified Bond
 Trust..................  Series I       24,054,791          87.19%             5.63%          7.18%
                          Series II      31,374,486          88.34%             7.44%          4.23%
                          Series III         11,314           0.09%               --          99.91%
Investment Quality Bond
 Trust..................  Series I       29,183,002          78.57%             6.31%         15.13%
                          Series II       8,874,912          50.20%             6.59%         43.22%
                          Series III         26,752          12.11%               --          87.90%

                                                         PERCENTAGE OF     PERCENTAGE OF
                            SHARE        NUMBER OF      SHARES HELD BY    SHARES HELD BY    LIFESTYLE
PORTFOLIO                   CLASS      ELIGIBLE VOTES   JHLICO (U.S.A.)   JHLICO NEW YORK    TRUSTS*
---------                 ----------   --------------   ---------------   ---------------   ---------
Total Return Trust......  Series I       63,697,377          62.64%             4.92%         32.45%
                          Series II      43,918,044          43.32%             5.89%         50.79%
                          Series III        204,618          63.73%               --          36.27%
Real Return Bond
 Trust..................  Series I       14,024,908           6.56%             0.47%         92.97%
                          Series II      24,604,303          36.65%             3.61%         59.73%
                          Series III         50,150          12.94%               --          87.06%
U.S. Government
 Securities Trust.......  Series I       33,806,589          62.52%             6.89%         30.59%
                          Series II      19,049,483          45.76%             5.58%         48.66%
                          Series III         57,098           9.41%               --          90.59%
Money Market Trust......  Series I      218,613,714          95.16%             4.84%            --
                          Series II      18,630,401          89.51%            10.49%            --
                          Series III        313,327         100.00%               --             --
Small Cap Index Trust...  Series I       11,983,906          95.54%             4.46%            --
                          Series II       3,615,181          88.27%            11.73%            --
                          Series III         67,490         100.00%               --             --
Mid Cap Index Trust.....  Series I       11,158,165          95.89%             4.11%            --
                          Series II       3,541,301          89.35%            10.65%            --
                          Series III         50,866         100.00%               --             --
Total Stock Market Index
 Trust..................  Series I       15,862,856          95.30%             4.70%            --
                          Series II       3,353,735          82.30%            17.70%            --
                          Series III          2,307         100.00%               --             --
500 Index Trust.........  Series I      106,015,819          96.33%             3.67%            --
                          Series II      13,934,303          87.13%            12.87%            --
                          Series III        255,952         100.00%               --             --
Lifestyle Aggressive
 1000 Trust.............  Series I       38,570,271          91.05%             8.95%            --
                          Series II      23,334,645          84.19%            15.81%            --
                          Series III        152,334         100.00%               --             --
Lifestyle Growth 820
 Trust..................  Series I      129,111,818          90.77%             9.23%            --
                          Series II     158,040,585          92.29%             7.71%            --
                          Series III        365,622         100.00%               --             --
Lifestyle Balanced 640
 Trust..................  Series I      133,907,054          89.24%            10.76%            --
                          Series II     152,415,103          91.85%             8.15%            --
                          Series III        438,274         100.00%               --             --
Lifestyle Moderate 460
 Trust..................  Series I       42,156,536          87.27%            12.73%            --
                          Series II      45,734,336          89.82%            10.18%            --
                          Series III        114,502         100.00%               --             --
Lifestyle Conservative
 280 Trust..............  Series I       26,252,267          87.02%            12.98%            --
                          Series II      20,122,077          88.63%            11.37%            --
                          Series III        171,442         100.00%               --             --
American Growth Trust...  Series I          970,415          99.92%             0.08%            --
                          Series II      41,051,645          92.94%             7.06%            --
                          Series III             --             --                --             --

                                                         PERCENTAGE OF     PERCENTAGE OF
                            SHARE        NUMBER OF      SHARES HELD BY    SHARES HELD BY    LIFESTYLE
PORTFOLIO                   CLASS      ELIGIBLE VOTES   JHLICO (U.S.A.)   JHLICO NEW YORK    TRUSTS*
---------                 ----------   --------------   ---------------   ---------------   ---------
American International
 Trust..................  Series I          522,231          99.81%             0.19%            --
                          Series II      15,854,813          92.93%             7.07%            --
                          Series III             --             --                --             --
American Blue Chip
 Income and Growth
 Trust..................  Series I          186,645          99.79%             0.21%            --
                          Series II      10,683,437          90.41%             9.59%            --
                          Series III             --             --                --             --
American Growth-Income
 Trust..................  Series I          528,865          97.46%             2.54%            --
                          Series II      32,880,888          92.93%             7.07%            --
                          Series III             --             --                --             --
Small-Mid Cap Trust.....  Series I          192,654         100.00%               --             --
                          Series II              --             --                --             --
                          Series III             --             --                --             --
International Equity
 Select Trust...........  Series I          179,096         100.00%               --             --
                          Series II              --             --                --             --
                          Series III             --             --                --             --
High Grade Bond Trust...  Series I          423,733         100.00%               --             --
                          Series II              --             --                --             --
                          Series III             --             --                --             --
Small-Mid Cap Growth
 Trust..................  Series I          261,275         100.00%               --             --
                          Series II              --             --                --             --
                          Series III             --             --                --             --
Select Growth Trust.....  Series I          292,860         100.00%               --             --
                          Series II              --             --                --             --
                          Series III             --             --                --             --
Global Equity Select
 Trust..................  Series I          256,273         100.00%               --             --
                          Series II              --             --                --             --
                          Series III             --             --                --             --
Core Value Trust........  Series I          302,228         100.00%               --             --
                          Series II              --             --                --             --
                          Series III             --             --                --             --



* Represents the aggregate percentage ownership of the Lifestyle Trusts.

     As of the Record Date, the following qualified plans beneficially owned 5% or more of the outstanding Series III shares of the Portfolios indicated below:


                                                                       NUMBER     PERCENTAGE
PORTFOLIO                                  NAME AND ADDRESS           OF SHARES   OWNERSHIP
---------                           -------------------------------   ---------   ----------
The Olson Company.................  Special Value Trust                   8,670     40.67%
3020 Old Ranch Parkway Suite 440    Money Market Trust                   88,457     28.23%
Seal Beach, CA 90740                500 Index Trust                      35,725     13.96%
                                    Total Return Trust                   21,279     10.40%
                                    Natural Resources Trust               3,906      9.39%
                                    Real Estate Securities Trust          5,945      8.50%
                                    Lifestyle Moderate 460 Trust          9,467      8.27%
                                    High Yield Trust                     12,596      7.02%
Ratner Prestia P.C. ..............  Growth & Income Trust                22,191     86.21%
P.O. Box 980                        Mid Cap Index Trust                  41,638     81.86%
Valley Forge, PA 19482              Small Cap Index Trust                44,156     65.43%
                                    Mid Cap Value Trust                  38,330     50.07%
                                    500 Index Trust                     106,051     41.43%
                                    Money Market Trust                  119,658     38.19%
                                    Total Stock Market Index Trust          386     16.71%
                                    Total Return Trust                   25,261     12.35%
                                    Real Estate Securities Trust          7,330     10.48%
                                    Real Return Bond Trust                3,411      6.80%
                                    Lifestyle Moderate 460 Trust          6,147      5.37%
                                    U.S. Government Securities            3,009      5.27%
                                    Trust
Naterra Land Inc. ................  Quantitative All Cap Trust           39,068     68.23%
43 Main Street SE Suite 506         Lifestyle Growth 820 Trust           38,123     10.43%
Minneapolis, MN 55414               Lifestyle Aggressive 1000 Trust      13,796      9.06%
                                    Health Sciences Trust                   726      6.94%
                                    Science & Technology Trust            2,389      5.33%
Fred C. Gloeckner & Company,
  Inc. ...........................  Total Stock Market Index Trust        1,080     46.79%
600 Mamaroneck Avenue               Lifestyle Growth 820 Trust          113,259     30.98%
Harrison, NY 10528                  Lifestyle Aggressive 1000 Trust      34,859     22.88%
                                    Lifestyle Moderate 460 Trust         26,105     22.80%
                                    Lifestyle Balanced 640 Trust         96,717     22.07%
                                    Growth & Income Trust                 3,185     12.37%
                                    Health Sciences Trust                   958      9.16%
                                    Fundamental Value Trust               3,711      6.59%
                                    Mid Cap Stock Trust                   5,617      6.41%
                                    Emerging Growth Trust                   690      6.27%
                                    Utilities Trust                         495      5.83%
Fehr & Peers Associates, Inc. ....  Utilities Trust                       3,502     41.24%
3685 Mt. Diabo Boulevard, Suite
  301                               Health Sciences Trust                 3,635     34.75%
Lafayette, CA 94549                 Financial Services Trust              2,227     22.74%
                                    Global Trust                          2,507     21.97%
                                    Lifestyle Aggressive 1000 Trust      28,882     18.96%
                                    Total Stock Market Index Trust          401     17.38%
                                    Science & Technology Trust            6,471     14.45%
                                    Small Cap Index Trust                 8,554     12.67%
                                    500 Index Trust                      30,594     11.95%
                                    Money Market Trust                   30,829      9.84%
                                    Mid Cap Stock Trust                   8,388      9.58%
                                    Pacific Rim Trust                       508      7.28%
                                    Lifestyle Balanced 640 Trust         28,092      6.41%
                                    Strategic Bond Trust                  6,346      6.00%
                                    Lifestyle Growth 820 Trust           19,709      5.39%
                                    Real Return Bond Trust                2,659      5.30%

                                                                       NUMBER     PERCENTAGE
PORTFOLIO                                  NAME AND ADDRESS           OF SHARES   OWNERSHIP
---------                           -------------------------------   ---------   ----------
Digital Systems Group, Inc. ......  Lifestyle Conservative 280          145,865     85.08%
                                    Trust
650 Louis Drive Suite 110           Lifestyle Moderate 460 Trust         54,096     47.24%
Warminster, PA 18974                Lifestyle Balanced 640 Trust        175,808     40.11%
                                    Emerging Growth Trust                 3,706     33.69%
                                    Utilities Trust                       2,596     30.57%
                                    Lifestyle Growth 820 Trust          103,145     28.21%
                                    Global Trust                          2,977     26.08%
                                    Special Value Trust                   5,473     25.67%
                                    Pacific Rim Trust                     1,762     25.26%
                                    Lifestyle Aggressive 1000 Trust      28,187     18.50%
                                    Mid Cap Stock Trust                  15,625     17.84%
                                    Mid Cap Value Trust                  12,752     16.66%
                                    Real Estate Securities Trust          9,883     14.13%
                                    Blue Chip Growth Trust                7,662     11.41%
                                    500 Index Trust                      23,622      9.23%
                                    Fundamental Value Trust               5,124      9.10%
                                    Financial Services Trust                770      7.86%
                                    Natural Resources Trust               3,048      7.33%
                                    Total Return Trust                   11,379      5.56%
Diemasters Manufacturing, Inc. ...  Lifestyle Balanced 640 Trust         78,163     17.83%
2100 Touhy Avenue                   Total Return Trust                   34,816     17.01%
Elk Grove Village, IL 60007         Mid Cap Stock Trust                  13,068     14.92%
                                    Lifestyle Growth 820 Trust           48,101     13.16%
                                    Lifestyle Aggressive 1000 Trust      16,399     10.77%
                                    Lifestyle Moderate 460 Trust          9,874      8.62%
                                    500 Index Trust                      21,905      8.56%
Corrosion Fluid Products Corp. ...  Science & Technology Trust           34,557     77.15%
24450 Indoplex Circle               Financial Services Trust              6,750     68.92%
Farmington Hills, MI 48335          Emerging Growth Trust                 3,944     35.86%
                                    Global Trust                          3,826     33.52%
                                    Quantitative All Cap Trust           17,807     31.10%
                                    All Cap Value Trust                   8,806     25.06%
                                    Mid Cap Stock Trust                  21,402     24.43%
                                    Utilities Trust                       1,791     21.09%
                                    Emerging Small Company Trust          1,179     19.12%
                                    Special Value Trust                   4,031     18.91%
                                    Small Cap Index Trust                 9,582     14.20%
                                    Lifestyle Aggressive 1000 Trust      21,468     14.09%
                                    Total Stock Market Index Trust          303     13.16%
                                    Money Market Trust                   38,339     12.24%
                                    500 Index Trust                      26,731     10.44%
                                    Real Estate Securities Trust          7,091     10.14%
                                    Health Sciences Trust                 1,013      9.69%
                                    Mid Cap Index Trust                   4,442      8.73%
                                    Blue Chip Growth Trust                3,799      5.66%
                                    High Yield Trust                      9,853      5.49%
                                    Natural Resources Trust               2,098      5.04%

                                                                       NUMBER     PERCENTAGE
PORTFOLIO                                  NAME AND ADDRESS           OF SHARES   OWNERSHIP
---------                           -------------------------------   ---------   ----------
Allen Boone Humphries, LLP........  Pacific Rim Trust                     4,291     61.50%
3200 Southwest Freeway Ste 2600     Health Sciences Trust                 3,687     35.25%
Houston, TX 77027                   Global Bond Trust                    22,112     27.44%
                                    Equity-Income Trust                  18,219     24.38%
                                    Global Trust                          2,058     18.04%
                                    Strategic Bond Trust                 11,984     11.33%
                                    Total Return Trust                   21,441     10.48%
                                    Investment Quality Bond Trust         2,552      9.54%
                                    Mid Cap Index Trust                   3,939      7.74%
                                    Real Estate Securities Trust          4,943      7.07%
                                    Total Stock Market Index Trust          126      5.48%
                                    Mid Cap Value Trust                   3,984      5.20%


     As of the Record Date, Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Portfolios.

                                                                      APPENDIX B

                          PORTFOLIO FEES AND EXPENSES
               UNDER THE CURRENT AND AMENDED ADVISORY AGREEMENTS


     The following tables show (i) the fees and expenses (unaudited) of each share class of each Portfolio for the fiscal year ended December 31, 2004 and
(ii) the pro forma fees and expenses of each share class of each Portfolio assuming that the 0.10% increase in advisory fees, or for those Portfolios marked by an asterisk (*) the varied increases described under Proposal 2, under the Amended Advisory Agreement, and the 0.10% decrease in 12b-1 fees had been in effect for the fiscal year ended December 31, 2004. THE EXPENSE RATIOS BELOW AND THE EXPENSE EXAMPLES WHICH FOLLOW DO NOT REFLECT THE FEES AND EXPENSES OF ANY VARIABLE CONTRACT OR QUALIFIED PLAN THAT MAY USE THE TRUST AS ITS UNDERLYING INVESTMENT MEDIUM. IF SUCH FEES AND EXPENSES WERE REFLECTED, THE EXPENSE RATIOS AND SHAREHOLDER EXPENSES FIGURES WOULD BE HIGHER.


TRUST ANNUAL EXPENSES (UNAUDITED)
(as a percentage of Trust average net assets for the fiscal year ended December 31, 2004)


                                                                                           TOTAL TRUST ANNUAL
                                              12B-1 FEES            OTHER EXPENSES              EXPENSES
                                       ------------------------   -------------------   ------------------------
                          MANAGEMENT   SERIES   SERIES   SERIES   SERIES I &   SERIES   SERIES   SERIES   SERIES
TRUST PORTFOLIO              FEES        I        II      III     SERIES II    III(F)     I        II      III
---------------           ----------   ------   ------   ------   ----------   ------   ------   ------   ------
Science & Technology
 -- Current Agreement...     0.94%(B)   0.15%    0.35%    0.50%      0.06%      1.75%    1.15%    1.35%    3.19%
 -- Amended Agreement...     1.04%(B)   0.05%    0.25%    0.40%      0.06%      1.75%    1.15%    1.35%    3.19%
Pacific Rim
 -- Current Agreement...     0.70%      0.15%    0.35%    0.50%      0.28%      4.15%    1.13%    1.33%    5.35%
 -- Amended Agreement...     0.80%      0.05%    0.25%    0.40%      0.28%      4.15%    1.13%    1.33%    5.35%
Health Sciences
 -- Current Agreement...     0.95%(B)   0.15%    0.35%    0.50%      0.11%      3.92%    1.21%    1.41%    5.37%
 -- Amended Agreement...     1.05%(B)   0.05%    0.25%    0.40%      0.11%      3.92%    1.21%    1.41%    5.37%
Emerging Growth
 -- Current Agreement...     0.70%      0.15%    0.35%    0.50%      0.08%      3.10%    0.93%(D)  1.13%(D)  4.30%
 -- Amended Agreement...     0.80%      0.05%    0.25%    0.40%      0.08%      3.10%    0.93%(D)  1.13%(D)  4.30%
Aggressive Growth
 -- Current Agreement...     0.85%      0.15%    0.35%    0.50%      0.08%      0.08%    1.08%    1.28%    1.43%
 -- Amended Agreement...     0.95%      0.05%    0.25%    0.40%      0.08%      0.08%    1.08%    1.28%    1.43%
Emerging Small Company
 -- Current Agreement...     0.90%      0.15%    0.35%    0.50%      0.06%      3.46%    1.11%    1.31%    4.86%
 -- Amended Agreement...     1.00%      0.05%    0.25%    0.40%      0.06%      3.46%    1.11%    1.31%    4.86%

                                                                                           TOTAL TRUST ANNUAL
                                              12B-1 FEES            OTHER EXPENSES              EXPENSES
                                       ------------------------   -------------------   ------------------------
                          MANAGEMENT   SERIES   SERIES   SERIES   SERIES I &   SERIES   SERIES   SERIES   SERIES
TRUST PORTFOLIO              FEES        I        II      III     SERIES II    III(F)     I        II      III
---------------           ----------   ------   ------   ------   ----------   ------   ------   ------   ------
Small Company Blend
 -- Current Agreement...     0.90%      0.15%    0.35%     N/A       0.09%       N/A     1.14%    1.34%     N/A
 -- Amended Agreement...     1.00%      0.05%    0.25%     N/A       0.09%       N/A     1.14%    1.34%     N/A
Small Company+
 -- Current Agreement...     0.95%      0.15%    0.35%    0.50%      0.58%(A)   0.58%(A)  1.68%(D)  1.88%(D)  2.03%
 -- Amended Agreement...     1.05%      0.05%    0.25%    0.40%      0.58%(A)   0.58%(A)  1.68%(D)  1.88%(D)  2.03%
Dynamic Growth
 -- Current Agreement...     0.85%      0.15%    0.35%     N/A       0.07%       N/A     1.07%    1.27%     N/A
 -- Amended Agreement...     0.95%      0.05%    0.25%     N/A       0.07%       N/A     1.07%    1.27%     N/A
Mid Cap Stock
 -- Current Agreement...     0.76%      0.15%    0.35%    0.50%      0.05%      0.97%    0.96%    1.16%    2.23%
 -- Amended Agreement...     0.86%      0.05%    0.25%    0.40%      0.05%      0.97%    0.96%    1.16%    2.23%
Natural Resources
 -- Current Agreement...     0.91%      0.15%    0.35%    0.50%      0.08%      1.45%    1.14%    1.34%    2.86%
 -- Amended Agreement...     1.01%      0.05%    0.25%    0.40%      0.08%      1.45%    1.14%    1.34%    2.86%
All Cap Growth
 -- Current Agreement...     0.79%      0.15%    0.35%    0.50%      0.06%      0.06%    1.00%    1.20%    1.35%
 -- Amended Agreement...     0.89%      0.05%    0.25%    0.40%      0.06%      0.06%    1.00%    1.20%    1.35%
Strategic Opportunities
 -- Current Agreement...     0.70%      0.15%    0.35%     N/A       0.07%       N/A     0.92%    1.12%     N/A
 -- Amended Agreement...     0.80%      0.05%    0.25%     N/A       0.07%       N/A     0.92%    1.12%     N/A
Financial Services
 -- Current Agreement...     0.78%      0.15%    0.35%    0.50%      0.09%      3.56%    1.02%    1.22%    4.84%
 -- Amended Agreement...     0.88%      0.05%    0.25%    0.40%      0.09%      3.56%    1.02%    1.22%    4.84%
International Stock
 -- Current Agreement...     0.85%      0.15%    0.35%    0.50%      0.16%      0.16%    1.16%    1.36%    1.51%
 -- Amended Agreement...     0.95%      0.05%    0.25%    0.40%      0.16%      0.16%    1.16%    1.36%    1.51%
Overseas
 -- Current Agreement...     0.80%      0.15%    0.35%    0.50%      0.17%      0.17%    1.12%    1.32%    1.47%
 -- Amended Agreement...     0.90%      0.05%    0.25%    0.40%      0.17%      0.17%    1.12%    1.32%    1.47%
International Small Cap
 -- Current Agreement...     0.90%      0.15%    0.35%    0.50%      0.20%      2.14%    1.25%    1.45%    3.54%
 -- Amended Agreement...     1.00%      0.05%    0.25%    0.40%      0.20%      2.14%    1.25%    1.45%    3.54%
International Value
 -- Current Agreement...     0.77%(E)   0.15%    0.35%    0.50%      0.14%      0.14%    1.06%    1.26%    1.41%
 -- Amended Agreement...     0.87%(E)   0.05%    0.25%    0.40%      0.14%      0.14%    1.06%    1.26%    1.41%
Quantitative Mid Cap
 -- Current Agreement...     0.65%      0.15%    0.35%     N/A       0.09%       N/A     0.89%    1.09%     N/A
 -- Amended Agreement...     0.75%      0.05%    0.25%     N/A       0.09%       N/A     0.89%    1.09%     N/A

                                                                                           TOTAL TRUST ANNUAL
                                              12B-1 FEES            OTHER EXPENSES              EXPENSES
                                       ------------------------   -------------------   ------------------------
                          MANAGEMENT   SERIES   SERIES   SERIES   SERIES I &   SERIES   SERIES   SERIES   SERIES
TRUST PORTFOLIO              FEES        I        II      III     SERIES II    III(F)     I        II      III
---------------           ----------   ------   ------   ------   ----------   ------   ------   ------   ------
Mid Cap Core
 -- Current Agreement...     0.80%      0.15%    0.35%    0.50%      0.15%      0.15%    1.10%    1.30%    1.45%
 -- Amended Agreement...     0.90%      0.05%    0.25%    0.40%      0.15%      0.15%    1.10%    1.30%    1.45%
Global
 -- Current Agreement...     0.75%(E)   0.15%    0.35%    0.50%      0.15%      4.27%    1.05%    1.25%    5.52%
 -- Amended Agreement...     0.85%(E)   0.05%    0.25%    0.40%      0.15%      4.27%    1.05%    1.25%    5.52%
Strategic Growth
 -- Current Agreement...     0.75%      0.15%    0.35%    0.50%      0.07%      1.84%    0.97%    1.17%    3.09%
 -- Amended Agreement...     0.85%      0.05%    0.25%    0.40%      0.07%      1.84%    0.97%    1.17%    3.09%
Capital Appreciation
 -- Current Agreement...     0.75%      0.15%    0.35%    0.50%      0.07%      0.07%    0.97%    1.17%    1.32%
 -- Amended Agreement...     0.85%      0.05%    0.25%    0.40%      0.07%      0.07%    0.97%    1.17%    1.32%
U.S. Global Leaders
 Growth+
 -- Current Agreement...     0.61%      0.15%    0.35%     N/A       0.76%(A)    N/A     1.52%(D)  1.72%(D)   N/A
 -- Amended Agreement...     0.71%      0.05%    0.25%     N/A       0.76%(A)    N/A     1.52%(D)  1.72%(D)   N/A
Quantitative All Cap
 -- Current Agreement...     0.61%      0.15%    0.35%    0.50%      0.06%      0.65%    0.82%    1.02%    1.76%
 -- Amended Agreement...     0.71%      0.05%    0.25%    0.40%      0.06%      0.65%    0.82%    1.02%    1.76%
All Cap Core
 -- Current Agreement...     0.70%      0.15%    0.35%     N/A       0.07%       N/A     0.92%    1.12%     N/A
 -- Amended Agreement...     0.80%      0.05%    0.25%     N/A       0.07%       N/A     0.92%    1.12%     N/A
Large Cap Growth
 -- Current Agreement...     0.75%      0.15%    0.35%     N/A       0.06%       N/A     0.96%    1.16%     N/A
 -- Amended Agreement...     0.85%      0.05%    0.25%     N/A       0.06%       N/A     0.96%    1.16%     N/A
Blue Chip Growth
 -- Current Agreement...     0.72%(B)   0.15%    0.35%    0.50%      0.04%      1.46%    0.91%    1.11%    2.68%
 -- Amended Agreement...     0.82%(B)   0.05%    0.25%    0.40%      0.04%      1.46%    0.91%    1.11%    2.68%
U.S. Large Cap
 -- Current Agreement...     0.72%      0.15%    0.35%    0.50%      0.05%      0.05%    0.92%    1.12%    1.27%
 -- Amended Agreement...     0.82%      0.05%    0.25%    0.40%      0.05%      0.05%    0.92%    1.12%    1.27%
Core Equity+
 -- Current Agreement...     0.75%      0.15%    0.35%    0.50%      0.06%(A)   0.06%(A)  0.96%   1.16%    1.31%
 -- Amended Agreement...     0.85%      0.05%    0.25%    0.40%      0.06%(A)   0.06%(A)  0.96%   1.16%    1.31%
Strategic Value
 -- Current Agreement...     0.75%      0.15%    0.35%    0.50%      0.10%      0.10%    1.00%    1.20%    1.35%
 -- Amended Agreement...     0.85%      0.05%    0.25%    0.40%      0.10%      0.10%    1.00%    1.20%    1.35%
Large Cap Value
 -- Current Agreement...     0.75%      0.15%    0.35%    0.50%      0.13%      0.13%    1.03%    1.23%    1.38%
 -- Amended Agreement...     0.85%      0.05%    0.25%    0.40%      0.13%      0.13%    1.03%    1.23%    1.38%

                                                                                           TOTAL TRUST ANNUAL
                                              12B-1 FEES            OTHER EXPENSES              EXPENSES
                                       ------------------------   -------------------   ------------------------
                          MANAGEMENT   SERIES   SERIES   SERIES   SERIES I &   SERIES   SERIES   SERIES   SERIES
TRUST PORTFOLIO              FEES        I        II      III     SERIES II    III(F)     I        II      III
---------------           ----------   ------   ------   ------   ----------   ------   ------   ------   ------
Classic Value+
 -- Current Agreement...     0.77%      0.15%    0.35%     N/A       0.61%(A)    N/A     1.53%    1.73%     N/A
 -- Amended Agreement...     0.87%      0.05%    0.25%     N/A       0.61%(A)    N/A     1.53%    1.73%     N/A
Utilities
 -- Current Agreement...     0.75%      0.15%    0.35%    0.50%      0.25%      5.78%    1.15%    1.35%    7.03%
 -- Amended Agreement...     0.85%      0.05%    0.25%    0.40%      0.25%      5.78%    1.15%    1.35%    7.03%
Real Estate Securities
 -- Current Agreement...     0.60%      0.15%    0.35%    0.50%      0.05%      1.35%    0.80%    1.00%    2.45%
 -- Amended Agreement...     0.70%      0.05%    0.25%    0.40%      0.05%      1.35%    0.80%    1.00%    2.45%
Small Cap Opportunities
 -- Current Agreement...     0.90%      0.15%    0.35%    0.50%      0.08%      0.08%    1.13%    1.33%    1.48%
 -- Amended Agreement...     1.00%      0.05%    0.25%    0.40%      0.08%      0.08%    1.13%    1.33%    1.48%
Small Company Value*
 -- Current Agreement...     0.90%(B)   0.15%    0.35%    0.50%      0.05%      0.05%    1.10%    1.30%    1.45%
 -- Amended Agreement...     1.04%(B)   0.05%    0.25%    0.40%      0.05%      0.05%    1.14%    1.34%    1.49%
Special Value
 -- Current Agreement...     0.90%      0.15%    0.35%    0.50%      0.28%      2.03%    1.33%    1.53%    3.43%
 -- Amended Agreement...     1.00%      0.05%    0.25%    0.40%      0.28%      2.03%    1.33%    1.53%    3.43%
Mid Cap Value
 -- Current Agreement...     0.77%      0.15%    0.35%    0.50%      0.05%      0.88%    0.97%    1.17%    2.15%
 -- Amended Agreement...     0.87%      0.05%    0.25%    0.40%      0.05%      0.88%    0.97%    1.17%    2.15%
Value
 -- Current Agreement...     0.64%      0.15%    0.35%     N/A       0.06%       N/A     0.85%    1.05%     N/A
 -- Amended Agreement...     0.74%      0.05%    0.25%     N/A       0.06%       N/A     0.85%    1.05%     N/A
All Cap Value
 -- Current Agreement...     0.74%      0.15%    0.35%    0.50%      0.06%      1.62%    0.95%    1.15%    2.86%
 -- Amended Agreement...     0.84%      0.05%    0.25%    0.40%      0.06%      1.62%    0.95%    1.15%    2.86%
Fundamental Value
 -- Current Agreement...     0.74%      0.15%    0.35%    0.50%      0.05%      1.57%    0.94%    1.14%    2.81%
 -- Amended Agreement...     0.84%      0.05%    0.25%    0.40%      0.05%      1.57%    0.94%    1.14%    2.81%
Growth & Income
 -- Current Agreement...     0.55%      0.15%    0.35%    0.50%      0.05%      1.21%    0.75%    0.95%    2.26%
 -- Amended Agreement...     0.65%      0.05%    0.25%    0.40%      0.05%      1.21%    0.75%    0.95%    2.26%
Great Companies-America
 -- Current Agreement...     0.75%       N/A     0.35%     N/A       1.01%       N/A      N/A     2.11%     N/A
 -- Amended Agreement...     0.85%       N/A     0.25%     N/A       1.01%       N/A      N/A     2.11%(E)   N/A
Quantitative Value+
 -- Current Agreement...     0.60%      0.15%    0.35%    0.50%      0.08%(A)   0.08%    0.83%    1.03%    1.18%
 -- Amended Agreement...     0.70%      0.05%    0.25%    0.40%      0.08%(A)   0.08%    0.83%    1.03%    1.18%

                                                                                           TOTAL TRUST ANNUAL
                                              12B-1 FEES            OTHER EXPENSES              EXPENSES
                                       ------------------------   -------------------   ------------------------
                          MANAGEMENT   SERIES   SERIES   SERIES   SERIES I &   SERIES   SERIES   SERIES   SERIES
TRUST PORTFOLIO              FEES        I        II      III     SERIES II    III(F)     I        II      III
---------------           ----------   ------   ------   ------   ----------   ------   ------   ------   ------
Equity-Income
 -- Current Agreement...     0.71%(B)   0.15%    0.35%    0.50%      0.05%      1.60%    0.91%    1.11%    2.81%
 -- Amended Agreement...     0.81%(B)   0.05%    0.25%    0.40%      0.05%      1.60%    0.91%    1.11%    2.81%
Income & Value*
 -- Current Agreement...     0.65%      0.15%    0.35%     N/A       0.08%       N/A     0.88%    1.08%     N/A
 -- Amended Agreement...     0.79%      0.05%    0.25%     N/A       0.08%       N/A     0.92%    1.12%     N/A
Global Allocation
 -- Current Agreement...     0.75%      0.15%    0.35%    0.50%      0.20%      0.20%    1.10%    1.30%    1.45%
 -- Amended Agreement...     0.85%      0.05%    0.25%    0.40%      0.20%      0.20%    1.10%    1.30%    1.45%
High Yield
 -- Current Agreement...     0.58%      0.15%    0.35%    0.50%      0.06%      1.26%    0.79%    0.99%    2.34%
  -- Amended Agreement..     0.68%      0.05%    0.25%    0.40%      0.06%      1.26%    0.79%    0.99%    2.34%
Strategic Bond
 -- Current Agreement...     0.60%      0.15%    0.35%    0.50%      0.08%      1.53%    0.83%    1.03%    2.63%
 -- Amended Agreement...     0.70%      0.05%    0.25%    0.40%      0.08%      1.53%    0.83%    1.03%    2.63%
Strategic Income+
 -- Current Agreement...     0.63%      0.15%    0.35%     N/A       0.47%(A)    N/A     1.25%    1.45%     N/A
 -- Amended Agreement...     0.73%      0.05%    0.25%     N/A       0.47%(A)    N/A     1.25%    1.45%     N/A
Global Bond
 -- Current Agreement...     0.60%      0.15%    0.35%    0.50%      0.10%      1.44%    0.85%    1.05%    2.54%
 -- Amended Agreement...     0.70%      0.05%    0.25%    0.40%      0.10%      1.44%    0.85%    1.05%    2.54%
Diversified Bond
 -- Current Agreement...     0.60%      0.15%    0.35%    0.50%      0.08%      0.08%    0.83%    1.03%    1.18%
 -- Amended Agreement...     0.70%      0.05%    0.25%    0.40%      0.08%      0.08%    0.83%    1.03%    1.18%
Investment Quality Bond
 -- Current Agreement...     0.50%      0.15%    0.35%    0.50%      0.09%      3.35%    0.74%    0.94%    4.35%
 -- Amended Agreement...     0.60%      0.05%    0.25%    0.40%      0.09%      3.35%    0.74%    0.94%    4.35%
Total Return
 -- Current Agreement...     0.60%      0.15%    0.35%    0.50%      0.05%      1.80%    0.80%    1.00%    2.90%
 -- Amended Agreement...     0.70%      0.05%    0.25%    0.40%      0.05%      1.80%    0.80%    1.00%    2.90%
Real Return Bond
 -- Current Agreement...     0.60%      0.15%    0.35%    0.50%      0.07%      1.90%    0.82%    1.02%    3.00%
 -- Amended Agreement...     0.70%      0.05%    0.25%    0.40%      0.07%      1.90%    0.82%    1.02%    3.00%
U.S. Government
 Securities
 -- Current Agreement...     0.52%      0.15%    0.35%    0.50%      0.07%      2.67%    0.74%    0.94%    3.69%
 -- Amended Agreement...     0.62%      0.05%    0.25%    0.40%      0.07%      2.67%    0.74%    0.94%    3.69%
Money Market*
 -- Current Agreement...     0.35%      0.15%    0.35%    0.50%      0.03%      2.19%    0.53%    0.73%    3.04%
 -- Amended Agreement...     0.48%      0.05%    0.25%    0.40%      0.03%      2.19%    0.56%    0.76%    3.07%

                                                                                           TOTAL TRUST ANNUAL
                                              12B-1 FEES            OTHER EXPENSES              EXPENSES
                                       ------------------------   -------------------   ------------------------
                          MANAGEMENT   SERIES   SERIES   SERIES   SERIES I &   SERIES   SERIES   SERIES   SERIES
TRUST PORTFOLIO              FEES        I        II      III     SERIES II    III(F)     I        II      III
---------------           ----------   ------   ------   ------   ----------   ------   ------   ------   ------
Small Cap Index*
 -- Current Agreement...     0.37%      0.15%    0.35%    0.50%      0.04%      1.54%    0.56%    0.76%    2.41%
 -- Amended Agreement...     0.49%      0.05%    0.25%    0.40%      0.04%      1.54%    0.58%    0.78%    2.43%
Mid Cap Index*
 -- Current Agreement...     0.37%      0.15%    0.35%    0.50%      0.04%      0.79%    0.56%    0.76%    1.66%
 -- Amended Agreement...     0.49%      0.05%    0.25%    0.40%      0.04%      0.79%    0.58%    0.78%    1.68%
Total Stock Market
 Index*
 -- Current Agreement...     0.38%      0.15%    0.35%    0.50%      0.04%     13.32%    0.57%    0.77%   14.20%
 -- Amended Agreement...     0.49%      0.05%    0.25%    0.40%      0.04%     13.32%    0.58%    0.78%   14.21%
500 Index*
 -- Current Agreement...     0.37%      0.15%    0.35%    0.50%      0.04%      1.58%    0.56%    0.76%    2.45%
 -- Amended Agreement...     0.46%      0.05%    0.25%    0.40%      0.04%      1.58%    0.55%    0.75%    2.44%
Small-Mid Cap
 -- Current Agreement...     0.95%      0.15%    0.35%     N/A       0.13%       N/A     1.23%    1.43%     N/A
 -- Amended Agreement...     1.05%      0.05%    0.25%     N/A       0.13%       N/A     1.23%    1.39%     N/A
International Equity
 Select
 -- Current Agreement...     0.90%      0.15%    0.35%     N/A       0.27%(X)    N/A     1.32%    1.52%     N/A
 -- Amended Agreement...     1.00%      0.05%    0.25%     N/A       0.27%(X)    N/A     1.32%    1.46%     N/A
High Grade Bond
 -- Current Agreement...     0.56%      0.15%    0.35%     N/A       0.17%(X)    N/A     0.88%    1.08%     N/A
 -- Amended Agreement...     0.66%      0.05%    0.25%     N/A       0.17%(X)    N/A     0.88%    1.00%     N/A
Small-Mid Cap Growth
 -- Current Agreement...     0.80%      0.15%     N/A      N/A       1.06%       N/A     2.01%     N/A      N/A
 -- Amended Agreement...     0.90%      0.05%     N/A      N/A       1.06%       N/A     2.01%     N/A      N/A
Select Growth
 -- Current Agreement...     0.80%      0.15%     N/A      N/A       0.94%       N/A     1.89%     N/A      N/A
 -- Amended Agreement...     0.90%      0.05%     N/A      N/A       0.94%       N/A     1.89%     N/A      N/A
Global Equity Select
 -- Current Agreement...     0.90%      0.15%     N/A      N/A       0.81%       N/A     1.86%     N/A      N/A
 -- Amended Agreement...     1.00%      0.05%     N/A      N/A       0.81%       N/A     1.86%     N/A      N/A
Core Value
 -- Current Agreement...     0.80%      0.15%     N/A      N/A       0.66%       N/A     1.61%     N/A      N/A
 -- Amended Agreement...     0.90%      0.05%     N/A      N/A       0.66%       N/A     1.61%     N/A      N/A


---------------


+ Commencement of operations -- May 3, 2004.


(A) Based on estimates for the current fiscal year.

(B) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, Blue Chip Growth Trust and Equity-Income Trust. The waiver is based on the combined assets of these portfolios once they exceed specified amounts, the fee reduction is increased.

The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios under the Current and Amended Advisory Agreements would have been as follows:

                                                            CURRENT     AMENDED
                                                           ADVISORY    ADVISORY
                                                           AGREEMENT   AGREEMENT
                                                           ---------   ---------
Science & Technology Trust...............................    0.91%       1.01%
Health Sciences Trust....................................    0.92%       1.02%
Small Company Value Trust................................    0.90%       1.04%
Blue Chip Growth Trust...................................    0.69%       0.79%
Equity-Income Trust......................................    0.69%       0.79%


(C) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. The expense reimbursement was not effective during the year end December 31, 2004 for the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.


(D) For all portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Small Company Trust, U.S. Global Leaders Growth Trust, Classic Value Trust and Great Companies-America Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" under the Current and Amended Advisory Agreements would be:


                             CURRENT ADVISORY AGREEMENT   AMENDED ADVISORY AGREEMENT
                             --------------------------   --------------------------
                              OTHER       TOTAL TRUST      OTHER       TOTAL TRUST
SERIES I                     EXPENSES   ANNUAL EXPENSES   EXPENSES   ANNUAL EXPENSES
---------------------------  --------   ---------------   --------   ---------------
Small Company..............    0.50%         1.60%          0.50%         1.60%
U.S. Global Leaders
  Growth...................    0.50%         1.26%          0.50%         1.26%
Classic Value..............    0.50%         1.42%          0.50%         1.42%



                             CURRENT ADVISORY AGREEMENT   AMENDED ADVISORY AGREEMENT
                             --------------------------   --------------------------
                              OTHER       TOTAL TRUST      OTHER       TOTAL TRUST
SERIES II                    EXPENSES   ANNUAL EXPENSES   EXPENSES   ANNUAL EXPENSES
---------------------------  --------   ---------------   --------   ---------------
Small Company..............    0.50%         1.80%          0.50%         1.80%
U.S. Global Leaders
  Growth...................    0.50%         1.46%          0.50%         1.46%
Classic Value..............    0.50%         1.62%          0.50%         1.62%
Great Companies-America....    0.83%         1.93%          0.83%         1.93%


These voluntary expense reimbursements may be terminated at any time.

(E) Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fee for the Global Trust and the International Value Trust under the

    Current Advisory Agreement was 0.70% and 0.70%, respectively and under the Amended Advisory Agreement would have been 0.80% and 0.80%, respectively. These advisory fee waivers may be rescinded at any time.

(F) The Adviser has voluntarily agreed to reimburse certain "Other Expenses" of Series III shares. This voluntary expense reimbursement may be terminated at any time. The expenses reflected in the table above are absent reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" under the Current Advisory Agreement and the Amended Advisory Agreement would be:


                             CURRENT ADVISORY AGREEMENT   AMENDED ADVISORY AGREEMENT
                             --------------------------   --------------------------
                              OTHER       TOTAL TRUST      OTHER       TOTAL TRUST
SERIES III                   EXPENSES   ANNUAL EXPENSES   EXPENSES   ANNUAL EXPENSES
---------------------------  --------   ---------------   --------   ---------------
Science & Technology.......    0.06%         1.47%          0.06%         1.47%
Pacific Rim................    0.28%         1.48%          0.28%         1.48%
Health Sciences............    0.11%         1.53%          0.11%         1.53%
Emerging Growth............    0.08%         1.28%          0.08%         1.28%
Emerging Small Company.....    0.06%         1.46%          0.06%         1.46%
Small Company..............    0.50%         1.95%          0.50%         1.95%
Mid Cap Stock..............    0.05%         1.31%          0.05%         1.31%
Natural Resources..........    0.08%         1.49%          0.08%         1.49%
Financial Services.........    0.09%         1.37%          0.09%         1.37%
International Small Cap....    0.20%         1.60%          0.20%         1.60%
Global.....................    0.15%         1.40%          0.15%         1.40%
Strategic Growth...........    0.07%         1.32%          0.07%         1.32%
Quantitative All Cap.......    0.06%         1.17%          0.06%         1.17%
Blue Chip Growth...........    0.04%         1.23%          0.04%         1.23%
Utilities..................    0.25%         1.50%          0.25%         1.50%
Real Estate Securities.....    0.05%         1.15%          0.05%         1.15%
Special Value..............    0.28%         1.68%          0.28%         1.68%
Mid Cap Value..............    0.05%         1.32%          0.05%         1.32%
All Cap Value..............    0.06%         1.30%          0.06%         1.30%
Fundamental Value..........    0.05%         1.29%          0.05%         1.29%
Growth & Income............    0.05%         1.10%          0.05%         1.10%
Equity-Income..............    0.05%         1.24%          0.05%         1.24%
High Yield.................    0.06%         1.14%          0.06%         1.14%
Strategic Bond.............    0.08%         1.18%          0.08%         1.18%
Global Bond................    0.10%         1.20%          0.10%         1.20%
Investment Quality Bond....    0.09%         1.09%          0.09%         1.09%
Total Return...............    0.05%         1.15%          0.05%         1.15%
Real Return Bond...........    0.07%         1.17%          0.07%         1.17%
U.S. Government
  Securities...............    0.07%         1.09%          0.07%         1.09%
Money Market...............    0.03%         0.88%          0.03%         0.91%
Small Cap Index............    0.04%         0.91%          0.04%         0.93%
Mid Cap Index..............    0.04%         0.91%          0.04%         0.93%

                             CURRENT ADVISORY AGREEMENT   AMENDED ADVISORY AGREEMENT
                             --------------------------   --------------------------
                              OTHER       TOTAL TRUST      OTHER       TOTAL TRUST
SERIES III                   EXPENSES   ANNUAL EXPENSES   EXPENSES   ANNUAL EXPENSES
---------------------------  --------   ---------------   --------   ---------------
Total Stock Market Index...    0.04%         0.92%          0.04%         0.93%
500 Index..................    0.04%         0.91%          0.04%         0.90%


(X) MSS has voluntarily agreed to pay expenses of each portfolio (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commission, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) that exceed the following amounts: 0.15% for the International Equity Select Trust and 0.10% for the High Grade Bond Trust. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" under the Current Advisory Agreement and the Amended Advisory Agreement would be:



                             CURRENT ADVISORY AGREEMENT   AMENDED ADVISORY AGREEMENT
                             --------------------------   --------------------------
                              OTHER       TOTAL TRUST      OTHER       TOTAL TRUST
SERIES I                     EXPENSES   ANNUAL EXPENSES   EXPENSES   ANNUAL EXPENSES
---------------------------  --------   ---------------   --------   ---------------
International Equity Select
  Trust....................    0.15%         1.20%          0.15%         1.20%
High Grade Bond Trust......    0.10%         0.81%          0.10%         0.81%



The expense reimbursement may be terminated at any time by MSS.


EXAMPLES OF EXPENSES FOR EACH PORTFOLIO


     The following examples are intended to help an investor compare the cost of investing in each Portfolio -- under the Current Advisory Agreement and the Amended Advisory Agreement -- with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in a Portfolio for the time periods indicated and then all the shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. THE EXAMPLES DO NOT REFLECT THE EXPENSES OF ANY VARIABLE INSURANCE CONTRACT OR QUALIFIED PLAN THAT MAY USE THE TRUST AS ITS UNDERLYING INVESTMENT MEDIUM. IF SUCH EXPENSES WERE REFLECTED, THE EXPENSE AMOUNTS INDICATED WOULD BE HIGHER. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

SERIES I SHARES

                               CURRENT ADVISORY AGREEMENT              AMENDED ADVISORY AGREEMENT
                          -------------------------------------   -------------------------------------
TRUST PORTFOLIO           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------           ------   -------   -------   --------   ------   -------   -------   --------
Science & Technology....   $117     $365     $  633     $1,398     $117     $365     $  633     $1,398
Pacific Rim.............    115      359        622      1,375      115      359        622      1,375
Health Sciences.........    123      384        665      1,466      123      384        665      1,466
Emerging Growth.........     95      296        515      1,143       95      296        515      1,143
Aggressive Growth.......    110      343        595      1,317      110      343        595      1,317
Emerging Small Company..    113      353        612      1,352      113      353        612      1,352
Small Company Blend.....    116      362        628      1,386      116      362        628      1,386
Small Company...........    171      530        913      1,987      171      530        913      1,987
Dynamic Growth..........    109      340        590      1,306      109      340        590      1,306
Mid Cap Stock...........     98      306        531      1,178       98      306        531      1,178
Natural Resources.......    116      362        628      1,386      116      362        628      1,386
All Cap Growth..........    102      318        552      1,225      102      318        552      1,225
Strategic
  Opportunities.........     94      293        509      1,131       94      293        509      1,131
Financial Services......    104      325        563      1,248      104      325        563      1,248
International Stock.....    118      368        638      1,409      118      368        638      1,409
Overseas................    114      356        617      1,363      114      356        617      1,363
International Small
  Cap...................    127      397        686      1,511      127      397        686      1,511
International Value.....    108      337        585      1,294      108      337        585      1,294
Quantitative Mid Cap....     91      284        493      1,096       91      284        493      1,096
Mid Cap Core............    112      350        606      1,340      112      350        606      1,340
Global..................    107      334        579      1,283      107      334        579      1,283
Strategic Growth........     99      309        536      1,190       99      309        536      1,190
Capital Appreciation....     99      309        536      1,190       99      309        536      1,190
U.S. Global Leaders
  Growth................    155      480        829      1,813      155      480        829      1,813
Quantitative All Cap....     84      262        455      1,014       84      262        455      1,014
All Cap Core............     94      293        509      1,131       94      293        509      1,131
Large Cap Growth........     98      306        531      1,178       98      306        531      1,178
Blue Chip Growth........     93      290        504      1,120       93      290        504      1,120
U.S. Large Cap..........     94      293        509      1,131       94      293        509      1,131
Core Equity.............     98      306        531      1,178       98      306        531      1,178
Strategic Value.........    102      318        552      1,225      102      318        552      1,225
Classic Value...........    105      328        569      1,259      105      328        569      1,259
Large Cap Value.........    156      483        834      1,824      156      483        834      1,824
Utilities...............    117      365        633      1,398      117      365        633      1,398
Real Estate
  Securities............     82      255        444        990       82      255        444        990

                               CURRENT ADVISORY AGREEMENT              AMENDED ADVISORY AGREEMENT
                          -------------------------------------   -------------------------------------
TRUST PORTFOLIO           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------           ------   -------   -------   --------   ------   -------   -------   --------
Small Cap
  Opportunities.........    115      359        622      1,375      115      359        622      1,375
Small Company Value.....    112      350        606      1,340      116      362        628      1,386
Special Value...........    135      421        729      1,601      135      421        729      1,601
Mid Cap Value...........     99      309        536      1,190       99      309        536      1,190
Value...................     87      271        471      1,049       87      271        471      1,049
All Cap Value...........     97      303        525      1,166       97      303        525      1,166
Fundamental Value.......     96      301        522      1,158       96      301        522      1,158
Growth & Income.........     77      240        417        930       77      240        417        930
Quantitative Value......    105      328        569      1,259      105      328        569      1,259
Equity-Income...........     93      290        504      1,120       93      290        504      1,120
Income & Value..........     90      281        488      1,084       94      293        509      1,131
Global Allocation.......    112      350        606      1,340      112      350        606      1,340
High Yield..............     81      252        439        978       81      252        439        978
Strategic Bond..........     85      265        460      1,025       85      265        460      1,025
Strategic Income........    127      397        686      1,511      127      397        686      1,511
Global Bond.............     87      271        471      1,049       87      271        471      1,049
Diversified Bond........     85      265        460      1,025       85      265        460      1,025
Investment Quality
  Bond..................     76      237        411        918       76      237        411        918
Total Return............     82      255        444        990       82      255        444        990
Real Return Bond........     84      262        455      1,014       84      262        455      1,014
U.S. Government
  Securities............     76      237        411        918       76      237        411        918
Money Market............     54      170        296        665       57      179        313        701
Small Cap Index.........     57      179        313        701       59      186        324        726
Mid Cap Index...........     57      179        313        701       59      186        324        726
Total Stock Market
  Index.................     58      183        318        714       59      186        324        726
500 Index...............     57      179        313        701       56      176        307        689
Small-Mid Cap...........    125      390        676      1,489      125      390        676      1,489
International Equity
  Select................    134      418        723      1,590      134      418        723      1,590
High Grade Bond.........     90      281        488      1,084       90      281        488      1,084
Small Mid-Cap Growth....    204      630      1,083      2,338      204      630      1,083      2,338
Select Growth...........    192      594      1,021      2,212      192      594      1,021      2,212
Global Equity Select....    189      585      1,006      2,180      189      585      1,006      2,180
Core Value..............    164      508        876      1,911      164      508        876      1,911

SERIES II SHARES

                               CURRENT ADVISORY AGREEMENT              AMENDED ADVISORY AGREEMENT
                          -------------------------------------   -------------------------------------
TRUST PORTFOLIO           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------           ------   -------   -------   --------   ------   -------   -------   --------
Science & Technology....   $137     $428     $  739     $1,624     $137     $428     $  739     $1,624
Pacific Rim.............    135      421        729      1,601      135      421        729      1,601
Health Sciences.........    144      446        771      1,691      144      446        771      1,691
Emerging Growth.........    115      359        622      1,375      115      359        622      1,375
Aggressive Growth.......    130      406        702      1,545      130      406        702      1,545
Emerging Small Company..    133      415        718      1,579      133      415        718      1,579
Small Company Blend.....    136      425        734      1,613      136      425        734      1,613
Small Company...........    191      591      1,016      2,201      191      591      1,016      2,201
Dynamic Growth..........    129      403        697      1,534      129      403        697      1,534
Mid Cap Stock...........    118      368        638      1,409      118      368        638      1,409
Natural Resources.......    136      425        734      1,613      136      425        734      1,613
All Cap Growth..........    122      381        660      1,455      122      381        660      1,455
Strategic
  Opportunities.........    114      356        617      1,363      114      356        617      1,363
Financial Services......    124      387        670      1,477      124      387        670      1,477
International Stock.....    138      431        745      1,635      138      431        745      1,635
Overseas................    134      418        723      1,590      134      418        723      1,590
International Small
  Cap...................    148      459        792      1,735      148      459        792      1,735
International Value.....    128      400        692      1,523      128      400        692      1,523
Quantitative Mid Cap....    111      347        601      1,329      111      347        601      1,329
Mid Cap Core............    132      412        713      1,568      132      412        713      1,568
Global..................    127      397        686      1,511      127      397        686      1,511
Strategic Growth........    119      372        644      1,420      119      372        644      1,420
Capital Appreciation....    119      372        644      1,420      119      372        644      1,420
U.S. Global Leaders
  Growth................    175      542        933      2,030      175      542        933      2,030
Quantitative All Cap....    104      325        563      1,248      104      325        563      1,248
All Cap Core............    114      356        617      1,363      114      356        617      1,363
Large Cap Growth........    118      368        638      1,409      118      368        638      1,409
Blue Chip Growth........    113      353        612      1,352      113      353        612      1,352
U.S. Large Cap..........    114      356        617      1,363      114      356        617      1,363
Core Equity.............    118      368        638      1,409      118      368        638      1,409
Strategic Value.........    122      381        660      1,455      122      381        660      1,455
Classic Value...........    125      390        676      1,489      125      390        676      1,489
Large Cap Value.........    176      545        939      2,041      176      545        939      2,041
Utilities...............    137      428        739      1,624      137      428        739      1,624
Real Estate
  Securities............    102      318        552      1,225      102      318        552      1,225
Small Cap
  Opportunities.........    135      421        729      1,601      135      421        729      1,601
Small Company Value.....    132      412        713      1,568      136      425        734      1,613
Special Value...........    156      483        834      1,824      156      483        834      1,824

                               CURRENT ADVISORY AGREEMENT              AMENDED ADVISORY AGREEMENT
                          -------------------------------------   -------------------------------------
TRUST PORTFOLIO           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------           ------   -------   -------   --------   ------   -------   -------   --------
Mid Cap Value...........    119      372        644      1,420      119      372        644      1,420
Value...................    107      334        579      1,283      107      334        579      1,283
All Cap Value...........    117      365        633      1,398      117      365        633      1,398
Fundamental Value.......    117      363        629      1,390      117      363        629      1,390
Growth & Income.........     97      303        525      1,166       97      303        525      1,166
Great
  Companies-America.....    196      606      1,042      2,254      196      606      1,042      2,254
Quantitative Value......    105      328        569      1,259      105      328        569      1,259
Equity-Income...........    113      353        612      1,352      113      353        612      1,352
Income & Value..........    110      343        595      1,317      114      356        617      1,363
Global Allocation.......    132      412        713      1,568      132      412        713      1,568
High Yield..............    101      315        547      1,213      101      315        547      1,213
Strategic Bond..........    105      328        569      1,259      105      328        569      1,259
Strategic Income........    148      459        792      1,735      148      459        792      1,735
Global Bond.............    107      334        579      1,283      107      334        579      1,283
Diversified Bond........    105      328        569      1,259      105      328        569      1,259
Investment Quality
  Bond..................     96      300        520      1,155       96      300        520      1,155
Total Return............    102      318        552      1,225      102      318        552      1,225
Real Return Bond........    104      325        563      1,248      104      325        563      1,248
U.S. Government
  Securities............     96      300        520      1,155       96      300        520      1,155
Money Market............     75      233        406        906       78      243        422        942
Small Cap Index.........     78      243        422        942       80      249        433        966
Mid Cap Index...........     78      243        422        942       80      249        433        966
Total Stock Market
  Index.................     79      246        428        954       80      249        433        966
500 Index...............     78      243        422        942       77      240        417        930


SERIES III SHARES

                              CURRENT ADVISORY AGREEMENT              AMENDED ADVISORY AGREEMENT
                         -------------------------------------   -------------------------------------
TRUST PORTFOLIO          1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------          ------   -------   -------   --------   ------   -------   -------   --------
Science & Technology...  $  322   $  983      N/A       N/A       $322    $  983      N/A       N/A
Pacific Rim............     534    1,597      N/A       N/A        534     1,597      N/A       N/A
Health Sciences........     536    1,602      N/A       N/A        536     1,602      N/A       N/A
Emerging Growth........     432    1,304      N/A       N/A        432     1,304      N/A       N/A
Aggressive Growth......     146      452      N/A       N/A        146       452      N/A       N/A
Emerging Small
  Company..............     486    1,461      N/A       N/A        486     1,461      N/A       N/A
Small Company..........     206      637      N/A       N/A        206       637      N/A       N/A
Mid Cap Stock..........     226      697      N/A       N/A        226       697      N/A       N/A
Natural Resources......     289      886      N/A       N/A        289       886      N/A       N/A
All Cap Growth.........     137      428      N/A       N/A        137       428      N/A       N/A
Financial Services.....     484    1,455      N/A       N/A        484     1,455      N/A       N/A

                              CURRENT ADVISORY AGREEMENT              AMENDED ADVISORY AGREEMENT
                         -------------------------------------   -------------------------------------
TRUST PORTFOLIO          1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------          ------   -------   -------   --------   ------   -------   -------   --------
International Stock....     154      477      N/A       N/A        154       477      N/A       N/A
Overseas...............     150      465      N/A       N/A        150       465      N/A       N/A
International Small
  Cap..................     357    1,085      N/A       N/A        357     1,085      N/A       N/A
International Value....     144      446      N/A       N/A        144       446      N/A       N/A
Mid Cap Core...........     148      459      N/A       N/A        148       459      N/A       N/A
Global.................     551    1,643      N/A       N/A        551     1,643      N/A       N/A
Strategic Growth.......     312      954      N/A       N/A        312       954      N/A       N/A
Capital Appreciation...     134      418      N/A       N/A        134       418      N/A       N/A
Quantitative All Cap...     179      554      N/A       N/A        179       554      N/A       N/A
Blue Chip Growth.......     271      832      N/A       N/A        271       832      N/A       N/A
U.S. Large Cap.........     129      403      N/A       N/A        129       403      N/A       N/A
Core Equity............     133      415      N/A       N/A        133       415      N/A       N/A
Strategic Value........     137      428      N/A       N/A        137       428      N/A       N/A
Large Cap Value........     140      437      N/A       N/A        140       437      N/A       N/A
Utilities..............     696    2,046      N/A       N/A        696     2,046      N/A       N/A
Real Estate
  Securities...........     248      764      N/A       N/A        248       764      N/A       N/A
Small Cap
  Opportunities........     151      468      N/A       N/A        151       468      N/A       N/A
Small Company Value....     148      459      N/A       N/A        152       471      N/A       N/A
Special Value..........     346    1,053      N/A       N/A        346     1,053      N/A       N/A
Mid Cap Value..........     218      673      N/A       N/A        218       673      N/A       N/A
All Cap Value..........     289      886      N/A       N/A        289       886      N/A       N/A
Fundamental Value......     284      872      N/A       N/A        284       872      N/A       N/A
Growth & Income........     229      706      N/A       N/A        229       706      N/A       N/A
Quantitative Value.....     120      375      N/A       N/A        120       375      N/A       N/A
Equity-Income..........     284      871      N/A       N/A        284       871      N/A       N/A
Global Allocation......     148      459      N/A       N/A        148       459      N/A       N/A
High Yield.............     237      730      N/A       N/A        237       730      N/A       N/A
Strategic Bond.........     266      817      N/A       N/A        266       817      N/A       N/A
Global Bond............     257      791      N/A       N/A        257       791      N/A       N/A
Diversified Bond.......     120      375      N/A       N/A        120       375      N/A       N/A
Investment Quality
  Bond.................     436    1,318      N/A       N/A        436     1,318      N/A       N/A
Total Return...........     293      898      N/A       N/A        293       898      N/A       N/A
Real Return Bond.......     303      927      N/A       N/A        303       927      N/A       N/A
U.S. Government
  Securities...........     371    1,129      N/A       N/A        371     1,129      N/A       N/A
Money Market...........     307      939      N/A       N/A         93       290      N/A       N/A
Small Cap Index........     244      751      N/A       N/A         95       296      N/A       N/A
Mid Cap Index..........     169      523      N/A       N/A         95       296      N/A       N/A
Total Stock Market
  Index................   1,355    3,702      N/A       N/A         95       296      N/A       N/A
500 Index..............     248      764      N/A       N/A         92       287      N/A       N/A

                                                                      APPENDIX C

                 STATED INVESTMENT OBJECTIVES OF THE PORTFOLIOS

     The stated investment objective of each of the Portfolios is set forth in the following table:

PORTFOLIO                                        CURRENT INVESTMENT OBJECTIVE
---------                                        ----------------------------
Science and Technology Trust            To seek long-term growth of capital. Current
                                        income is incidental to the portfolio's
                                        objective.
Pacific Rim Trust                       To achieve long-term growth of capital
Health Sciences Trust                   To seek long-term capital appreciation
Emerging Growth Trust                   To seek superior long-term rates of return
                                        through capital appreciation
Aggressive Growth Trust                 To seek long-term capital appreciation
Emerging Small Company Trust            To seek long-term growth of capital
Small Company Blend Trust               To seek long-term growth of capital and income.
                                        Generation of current dividends will be a
                                        secondary consideration.
Small Company Trust                     To seek long-term capital growth
Dynamic Growth Trust                    To seek long-term growth of capital
Mid Cap Stock Trust                     To seek long-term growth of capital
Natural Resources Trust                 To seek long-term total return
All Cap Growth Trust                    To seek long-term capital appreciation
Strategic Opportunities Trust           To seek growth of capital. Although current
                                        income is a secondary objective, growth of
                                        income may accompany growth of capital.
Financial Services Trust                To seek growth of capital
International Stock Trust               To seek long-term growth of capital
Overseas Trust                          To seek growth of capital
International Small Cap Trust           To seek long-term capital appreciation
International Value Trust               To seek long-term growth of capital
Quantitative Mid Cap Trust              To seek long-term growth of capital
Mid Cap Core Trust                      To seek long-term growth of capital
Global Trust                            To seek long-term capital appreciation
Strategic Growth Trust                  To seek capital appreciation
Capital Appreciation Trust              To seek long-term growth of capital
U.S. Global Leaders Growth Trust        To seek long-term growth of capital
Quantitative All Cap Trust              To seek long-term growth of capital
All Cap Core Trust                      To seek long-term growth of capital
Large Cap Growth Trust                  To seek long-term growth of capital
Blue Chip Growth Trust                  To provide long-term growth of capital. Current
                                        income is secondary objective.
U.S. Large Cap Trust                    To seek long-term growth of capital and income
Core Equity Trust                       To seek long-term growth of capital
Strategic Value Trust                   To seek capital appreciation
Large Cap Value Trust                   To seek long-term growth of capital

PORTFOLIO                                        CURRENT INVESTMENT OBJECTIVE
---------                                        ----------------------------
Classical Value Trust                   To seek long-term growth of capital
Utilities Trust                         To seek capital growth and current income
                                        (income above that available from a portfolio
                                        invested entirely in equity securities)
Real Estate Securities Trust            To seek to achieve a combination of long-term
                                        capital appreciation and current income
Small Cap Opportunities Trust           To seek long-term capital appreciation
Small Company Value Trust               To seek long-term growth of capital
Special Value Trust                     To seek long-term growth of capital
Mid Cap Value Trust                     To seek capital appreciation
Value Trust                             To realize an above-average total return over a
                                        market cycle of three to five years, consistent
                                        with reasonable risk
All Cap Value Trust                     To seek capital appreciation
Equity Index Trust                      To approximate the aggregate total return of
                                        publicly traded common stocks which are
                                        included in the S&P composite Stock Price Index
Fundamental Value Trust                 To seek growth of capital
Growth & Income Trust                   To seek long-term growth of capital and income
                                        consistent with prudent investment risk
Great Companies-America Trust           To seek long-term growth of capital
Quantitative Value Trust                To seek long-term capital appreciation
Equity-Income Trust                     To provide substantial dividend income and also
                                        long-term capital appreciation
Income & Value Trust                    To seek the balanced accomplishment of
                                        conservation of principal and long-term growth
                                        of capital and income
Global Allocation Trust                 To seek total return, consisting of long-term
                                        capital appreciation and current income
High Yield Trust                        To realize an above-average total return over a
                                        market cycle of three to five years, consistent
                                        with reasonable risk
Strategic Bond Trust                    To seek a high level of total return consistent
                                        with preservation of capital
Strategic Income Trust                  To seek a high level of current income
Global Bond Trust                       To seek to realize maximum total return,
                                        consistent with preservation of capital and
                                        prudent investment management
Diversified Bond Trust                  To seek high total return as consistent with
                                        the conversation of capital
Investment Quality Bond Trust           To provide a high level of current income
                                        consistent with the maintenance of principal
                                        and liquidity
Total Return Trust                      To seek to realize maximum total return,
                                        consistent with preservation of capital an
                                        prudent investment management
Real Return Bond Trust                  To seek maximum real return, consistent with
                                        preservation of real capital and prudent
                                        investment management

PORTFOLIO                                        CURRENT INVESTMENT OBJECTIVE
---------                                        ----------------------------
U.S. Government Securities Trust        To obtain a high level of current income
                                        consistent with preservation of capital and
                                        maintenance of liquidity
Money Market Trust                      To obtain maximum current income consistent
                                        with preservation of principal and liquidity
Small Cap Index Trust                   To seek to approximate the aggregate total
                                        return of a small cap U.S. domestic equity
                                        market index
Mid Cap Index Trust                     To seek to approximate the aggregate total
                                        return of a mid cap U.S. domestic equity market
                                        index
Total Stock Market Index Trust          To seek to approximate the aggregate total
                                        return of a broad U.S. domestic equity market
                                        index
500 Index Trust                         To seek to approximate the aggregate total
                                        return of a broad U.S. domestic equity market
                                        index
Lifestyle Aggressive 1000 Trust         Long-term growth of Capital. Current income is
                                        not a consideration
Lifestyle Growth 820 Trust              Long-term growth of capital. Current income is
                                        also a consideration
Lifestyle Balanced 640 Trust            A balance between a high level of current
                                        income and growth of capital, with a greater
                                        emphasis on growth of capital
Lifestyle Moderate 460 Trust            A balance between a high level of current
                                        income and growth of capital, with a greater
                                        emphasis on income
Lifestyle Conservative 280 Trust        A high level of current income with some
                                        consideration given to growth of capital
American Growth Trust                   To seek to make the shareholders investment
                                        grow
American International Trust            To seek to make the shareholders investment
                                        grow
American Blue Chip Income and Growth    To seek to produce income exceeding the average
  Trust                                 yield on U.S. stock generally (as represented
                                        by the average yield on the Standard & Poor's
                                        500 Composite Index) and to provide an
                                        opportunity for growth of principal consistent
                                        with sound common stock investing
American Growth-Income Trust            To seek to make the shareholders investment
                                        grow and to provide the shareholder with income
                                        over time
Small-Mid Cap Trust                     To achieve long-term capital appreciation, with
                                        dividend income as a secondary consideration
International Equity Select Trust       To seek long-term capital appreciation
High Grade Bond Trust                   To maximize total return, consistent with the
                                        preservation of capital and prudent investment
                                        management
Small-Mid Cap Growth Trust              To seek long-term growth of capital
Select Growth Trust                     To seek long-term growth of capital
Global Equity Select Trust              To seek long-term capital appreciation
Core Value Trust                        To seek long-term capital appreciation

                                                                       EXHIBIT A

                      PROCEDURES FOR THE SELECTION OF NEW
                   INDEPENDENT TRUSTEES OF JOHN HANCOCK TRUST

     The Nominating Committee of the Board of Trustees of the Trust has adopted this Statement of Policy to set forth its views as to the appropriate criteria for selecting Independent Trustees of the Trust.

     (1) All the Independent Trustees(1) on the Board of Trustees of John Hancock Trust (the "Trust") shall constitute the Nominating Committee, which shall be a permanent standing committee of the Board of Trustees.

     (2) The Nominating Committee shall meet on request of any one Independent Trustee or of the Chairman of the Board of Trustees, and in any event, once every year prior to the regular Board meeting scheduled to be held in March or April.

     (3) At each meeting of the Nominating Committee, the Committee shall consider whether one or more additional Independent Trustees, or an Independent Trustee to fill a vacancy, should be considered to serve on the Board of Trustees.

     (4) If a majority of the members of the Nominating Committee shall determine that a new Independent Trustee should be considered, that determination shall be reported to the Chairman of the Board of Trustees.

     (5) The Nominating Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company's legal counsel, community leaders and members of the Company's management. The Nominating Committee will consider candidates recommended by Trust shareholders and contract owners investing in the Trust through insurance company separate accounts. Such candidates will be considered in the same manner as candidates presented to the Nominating Committee by other sources.

     (6) Names of candidates recommended by shareholders/contract owners may be submitted to the Secretary of the Trust along with relevant biographical information (i.e., information relating to the candidate's qualifications and eligibility to serve as a Independent Trustee of the Trust). The Secretary of the Trust will then forward such recommendations to the Nominating Committee.

---------------

    1 An Independent Trustee of the Trust is a Trustee who is not an "interested person of the Trust" as defined in Section 2(a)(19) of the Investment Company Act of 1940 and the rules thereunder.

     (7) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine each candidate's eligibility to serve as an Independent Trustee.

     (8) The Nominating Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Appendix A). The renomination of existing Trustees will not be viewed as automatic, but will be based on continuing qualification under the criteria set forth in Appendix A and such Trustee's performance on the Board including any Board committee.

     (9) The Nominating Committee shall meet to review all the material relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating Committee. If the Nominating Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating Committee.

     (10) The Nominating Committee shall then meet to determine whether to recommend one or more candidates to the entire Board of Trustees.

     (11) The affirmative vote of a majority of the full Board of Trustees shall be required to elect to the Board of Trustees a candidate recommended by the Nominating Committee. If required by applicable rules and regulation, such candidate shall also be elected by the shareholders of the Trust.

     (12) The Nominating Committee may retain the services of a professional search firm to identify or evaluate or to assist in identifying or evaluating potential candidates and will have sole authority to approve such firm's fees and terms of retention.

     (13) These procedures shall be approved by a majority of the Independent Trustees of the Trust.

                                   APPENDIX A


       STATEMENT OF POLICY ON CRITERIA FOR SELECTING INDEPENDENT TRUSTEES

     The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating Committee finds that the criteria satisfied by the candidate and the candidate's other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

     1. The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.


     2. The candidate may not be an "interested person" of John Hancock Investment Management Services, LLC ("JHIMS") or its affiliates within the meaning of the Investment Company Act of 1940, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of JHIMS or its affiliates.


     3. The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

     4. The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

     5. The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

     6. In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

     It is the intent of the Nominating Committee that at least one Independent Trustee be an "audit committee financial expert," as such term is defined by the SEC.

                                                                       EXHIBIT B

                               JOHN HANCOCK TRUST
                                RULE 12B-1 PLAN
                                SERIES I SHARES
                           (FORMERLY, CLASS A SHARES)

     John Hancock Trust (the "Trust"), a Massachusetts business trust, hereby adopts the following plan (the "Plan") for Series I Shares of the Trust (the "Shares") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios").

1.  AMOUNT AND PAYMENT OF PLAN FEES

     Each Portfolio shall accrue daily a fee under the Plan at an annual rate of up to 0.15%* of its net assets in respect of the Shares (the "Plan Fee") and shall pay the Plan Fee daily to the Trust's distributor, John Hancock Distributors LLC or its successor (the "Distributor").

2.  USE OF PLAN FEES

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Plan Fees:


      (i) for any expenses relating to the distribution of the Shares;



      (ii) for any expenses relating to shareholder or administrative services for holders of the Shares or owners of contracts funded in insurance company separate accounts that invest in the Shares; and


     (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Plan Fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Plan Fees and does not limit the use that the Distributor may make of the Plan Fees it receives. This Plan does not require the Distributor to perform, or to cause any other person to perform, any

---------------

* 0.35% in the case of the American Growth Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust and American International Trust.

specific type or level of distribution or other activities or to incur, or to cause any other person to incur, any specific type or level of expenses for distribution or other activities.

3.  OTHER PAYMENTS AUTHORIZED

     This Plan authorizes any payments in addition to Plan Fees made by a Portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

4.  REPORTING

     The Distributor shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, written reports setting forth all Plan expenditures, and the purposes for those expenditures.

5.  RELATED AGREEMENTS

     Each agreement related to the Plan shall contain the provisions required by the Rule.

6.  AMENDMENT; CONTINUATION; TERMINATION

     The Plan may not be amended to increase materially the amount to be spent by a Portfolio without such shareholder approval as is required by the Rule. All material amendments of the Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a Portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while the Trust remains eligible to rely on the Rule. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

7.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to Class A shares of the Trust, or the particular Portfolio of the Trust in question, as the case may be.

     Approved by the Trustees of the Trust on September 21, 2001, as amended April 4, 2002, June 26, 2003, April 1, 2004 and December 13, 2004.

                                   APPENDIX A

[all portfolios of the Trust except the Equity Index Trust]

[Effective for each Lifestyle Trust upon the approval of shareholders of such Trust.]

                               JOHN HANCOCK TRUST
                                RULE 12B-1 PLAN
                                SERIES II SHARES
                           (FORMERLY, CLASS B SHARES)

     John Hancock Trust (the "Trust"), a Massachusetts business trust, hereby adopts the following plan (the "Plan") for Series II Shares of the Trust (the "Shares") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios").

1.  AMOUNT AND PAYMENT OF PLAN FEES

     Each Portfolio shall accrue daily a fee under the Plan at an annual rate of up to 0.35% of its net assets in respect of the Shares (up to 0.50% of its net assets in respect of the Shares for the American Portfolios listed below) (the "Plan Fee") and shall pay the Plan Fee daily to the Trust's distributor, John Hancock Distributors, LLC or its successor (the "Distributor").

     AMERICAN PORTFOLIOS

     American Growth Trust
     American International Trust
     American Blue Chip Income and Growth Trust
     American Growth-Income Trust

2.  USE OF PLAN FEES

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Plan Fees:


      (i) for any expenses relating to the distribution of the Shares;



      (ii) for any expenses relating to shareholder or administrative services for holders of the Shares or owners of contracts funded in insurance company separate accounts that invest in the Shares; and


     (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Plan Fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Plan Fees and does not limit the use that the Distributor may make of the Plan Fees it receives. This Plan does not require the Distributor to perform, or to cause any other person to perform, any specific type or level of distribution or other activities or to incur, or to cause any other person to incur, any specific type or level of expenses for distribution or other activities.

3.  OTHER PAYMENTS AUTHORIZED

     This Plan authorizes any payments in addition to Plan Fees made by a Portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

4.  REPORTING

     The Distributor shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, written reports setting forth all Plan expenditures, and the purposes for those expenditures.

5.  RELATED AGREEMENTS

     Each agreement related to the Plan shall contain the provisions required by the Rule.

6.  AMENDMENT; CONTINUATION; TERMINATION

     The Plan may not be amended to increase materially the amount to be spent by a Portfolio without such shareholder approval as is required by the Rule. All material amendments of the Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a Portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while the Trust remains eligible to rely on the Rule. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

7.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to Class B shares of the Trust, or the particular Portfolio of the Trust in question, as the case may be.

     Approved by the Trustees of the Trust on September 21, 2001, as amended April 4, 2002, April 2, 2003, April 1, 2004 and December 13, 2004.

                                   APPENDIX A

[all Trust portfolios except the Equity Index Trust]

[Effective for each Lifestyle Trust upon the approval of shareholders of such Trust.]

                               JOHN HANCOCK TRUST
                                RULE 12B-1 PLAN
                               SERIES III SHARES

     John Hancock Trust (the "Trust"), a Massachusetts business trust, hereby adopts the following plan (the "Plan") for Series III of the Trust (the "Shares") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios").

1.  AMOUNT AND PAYMENT OF PLAN FEES

     Each Portfolio shall accrue daily a fee under the Plan at an annual rate of up to 0.50% (0.15% in the case of each of the Lifestyle Trusts*) of its net assets in respect of the Shares (the "Plan Fee") and shall pay the Plan Fee daily to the Trust's distributor, John Hancock Distributors LLC or its successor (the "Distributor").

2.  USE OF PLAN FEES

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Plan Fees:


      (i) for any expenses relating to the distribution of the Shares;



      (ii) for any expenses relating to shareholder or administrative services for holders of the Shares or owners of contracts funded in insurance company separate accounts that invest in the Shares; and


     (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Plan Fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Plan Fees and does not limit the use that the Distributor may make of the Plan Fees it receives. This Plan does not require the Distributor to perform, or to cause any other person to perform, any specific type or level of distribution or other activities or to incur, or to cause any

---------------

* (This fee shall be increased to 0.65% for each Lifestyle Trust upon the approval of shareholders of such Trust.)

other person to incur, any specific type or level of expenses for distribution or other activities.

3.  OTHER PAYMENTS AUTHORIZED

     This Plan authorizes any payments in addition to Plan Fees made by a Portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

4.  REPORTING

     The Distributor shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, written reports setting forth all Plan expenditures, and the purposes for those expenditures.

5.  RELATED AGREEMENTS

     Each agreement related to the Plan shall contain the provisions required by the Rule.

6.  AMENDMENT; CONTINUATION; TERMINATION

     The Plan may not be amended to increase materially the amount to be spent by a Portfolio without such shareholder approval as is required by the Rule. All material amendments of the Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a Portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while the Trust remains eligible to rely on the Rule. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

7.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to Class A shares of the Trust, or the particular Portfolio of the Trust in question, as the case may be.

     Approved by the Trustees of the Trust on June 26, 2003, April 1, 2004 and December 13, 2004.

                                                                      APPENDIX A

[All Trust portfolios except (a) the Equity Index Trust, (b) the American Growth Trust, (c) American Blue Chip Income and Growth Trust, (d) American Growth-Income Trust and (e) American International Trust.]

                               JOHN HANCOCK TRUST

                                   PROXY CARD

         Voting pursuant to this proxy card will be as specified. If no specification is made as to an item, voting will be for such item. A separate proxy card is provided for each John Hancock Trust Portfolio in which you held shares as of December 31, 2004. Please sign, date, and return all proxy cards received in the enclosed postage-paid envelope.

         PROXY CARDS MUST BE RECEIVED BY FEBRUARY 28, 2005 TO BE VOTED FOR THE MEETING TO BE HELD ON MARCH 1, 2005.

[Name of the Portfolio]

         THIS PROXY CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TRUST.

         The undersigned hereby appoints Bruce Speca, Gordon Shone, Bob Boyda and Betsy Anne Seel, and each of them, with full power of substitution, as proxies to vote all shares of John Hancock Trust (the "Trust") that the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, March 1, 2005, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Date:________________, 2005

                            PLEASE SIGN IN BOX BELOW:

         If shares are held jointly, each owner should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign his or her own name, indicating that he or she is a "Partner." If the shareholder is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

                     ---------------------------------------
                      Signature(s), Title(s), if applicable

  INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER
                  [-] USING BLUE OR BLACK INK OR DARK PENCIL.

                           PLEASE DO NOT USE RED INK.

                                 --------------

         This proxy card, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy card will be voted "For" all proposals. Please refer to the Proxy Statement/Prospectus for a discussion of the proposals.


1. ALL PORTFOLIOS. Election of the following eight nominees        [ ] FOR ALL NOMINEES
as Trustees of the Trust: John D. DesPrez III, John D.
Richardson, Don B. Allen, Charles L. Bardelis, Elizabeth G.        [ ] WITHHOLD AUTHORITY FOR
Cook, Hassell H. McClellan, James M. Oates and F. David Rolwing.       ALL NOMINEES

                                                                   [ ] WITHHOLD AUTHORITY FOR
                                                                       INDIVIDUAL NOMINEE(S)
                                                                       NAMED BELOW:

                                                                       ----------------------


                                                                             FOR           AGAINST         ABSTAIN
2. ALL PORTFOLIOS EXCEPT EQUITY INDEX, LIFESTYLE AND AMERICAN TRUSTS.
Approval of an Amended Advisory Agreement between the Trust and
John Hancock Investment Management Services, LLC ("JHIMS" or the
"Adviser") increasing advisory fee rates                                     [ ]             [ ]             [ ]

3. LIFESTYLE TRUSTS ONLY. Approval of an Amended Advisory Agreement
with respect to the Lifestyle Trusts decreasing advisory fees.               [ ]             [ ]             [ ]

4. LIFESTYLE TRUSTS ONLY. Approval of an Amended Subadvisory Agreement
with respect to the Lifestyle Trusts decreasing subadvisory fees.            [ ]             [ ]             [ ]

5. LIFESTYLE TRUSTS ONLY. Approval of a Rule 12b-1 Distribution Plan
("12b-1" Plan") for the Series I and Series II shares, and an amended
12b-1 Plan for the Series III shares, of each of the Lifestyle Trusts.       [ ]             [ ]             [ ]

6. QUANTITATIVE VALUE TRUST ONLY. Approval of an Amended Subadvisory
Agreement for the Quantitative Value Trust decreasing subadvisory fees.      [ ]             [ ]             [ ]

7. ALL PORTFOLIOS. Approval of Amendment to the Trust's Declaration
of Trust to authorize the Board of Trustees to approve Portfolio
mergers without shareholder approval.                                        [ ]             [ ]             [ ]

8. ALL PORTFOLIOS. Approval of Amendment to the Trust's Declaration
of Trust to authorize the Board of Trustees to designate a class of
shares of a Portfolio as a separate Portfolio.                               [ ]             [ ]             [ ]

9. ALL PORTFOLIOS. Approval of reclassifying the investment objective of each Portfolio as a "non-fundamental" policy which may be changed
without shareholder approval.                                                [ ]             [ ]             [ ]

10. FINANCIAL SERVICES TRUST ONLY. Approval of reclassifying the Financial
Services Trust from a "diversified" to "non-diversified" Portfolio.          [ ]             [ ]             [ ]

Any other business that may properly come before the Meeting.



         PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 [JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)]
                [JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK]

                            VOTING INSTRUCTIONS FORM

         Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. A separate voting instructions form is provided for each John Hancock Trust Portfolio in which your contract values were invested as of December 31, 2004. Please sign, date, and return all voting instructions forms received in the enclosed postage-paid envelope.

         VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY 28, 2005 TO BE VOTED FOR THE MEETING TO BE HELD ON MARCH 1, 2005.

[Name of the Portfolio]

         THESE VOTING INSTRUCTIONS ARE SOLICITED BY [JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)] [JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TRUST.

         The undersigned hereby instructs [John Hancock Life Insurance Company (U.S.A.)] [John Hancock Life Insurance Company of New York] to vote the shares of John Hancock Trust (the "Trust") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, March 1, 2005, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Date:__________________, 2005

                            PLEASE SIGN IN BOX BELOW:

         If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."


                     ---------------------------------------
                      Signature(s), Title(s), if applicable

  INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER
                  [-] USING BLUE OR BLACK INK OR DARK PENCIL.

                           PLEASE DO NOT USE RED INK.

                                 --------------

         These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. If no direction is made, these voting instructions will be voted "For" all proposals. Please refer to the Proxy Statement/Prospectus for a discussion of the proposals.


1. ALL PORTFOLIOS. Election of the following eight nominees       [ ] FOR ALL NOMINEES
as Trustees of the Trust: John D. DesPrez III, John D.
Richardson, Don B. Allen, Charles L. Bardelis, Elizabeth G.       [ ] WITHHOLD AUTHORITY FOR
Cook, Hassell H. McClellan, James M. Oates and F. David Rolwing.      ALL NOMINEES

                                                                  [ ] WITHHOLD AUTHORITY FOR
                                                                      INDIVIDUAL NOMINEE(S)
                                                                      NAMED BELOW:

                                                                      ----------------------


                                                                             FOR           AGAINST         ABSTAIN
2. ALL PORTFOLIOS EXCEPT EQUITY INDEX, LIFESTYLE AND AMERICAN TRUSTS.
Approval of an Amended Advisory Agreement between the Trust and
John Hancock Investment Management Services, LLC ("JHIMS" or the
"Adviser") increasing advisory fee rates                                     [ ]             [ ]             [ ]

3. LIFESTYLE TRUSTS ONLY. Approval of an Amended Advisory Agreement
with respect to the Lifestyle Trusts decreasing advisory fees.               [ ]             [ ]             [ ]

4. LIFESTYLE TRUSTS ONLY. Approval of an Amended Subadvisory Agreement
with respect to the Lifestyle Trusts decreasing subadvisory fees.            [ ]             [ ]             [ ]

5. LIFESTYLE TRUSTS ONLY. Approval of a Rule 12b-1 Distribution Plan
("12b-1" Plan") for the Series I and Series II shares, and an amended
12b-1 Plan for the Series III shares, of each of the Lifestyle Trusts.       [ ]             [ ]             [ ]

6. QUANTITATIVE VALUE TRUST ONLY. Approval of an Amended Subadvisory
Agreement for the Quantitative Value Trust decreasing subadvisory fees.      [ ]             [ ]             [ ]

7. ALL PORTFOLIOS. Approval of Amendment to the Trust's Declaration
of Trust to authorize the Board of Trustees to approve Portfolio
mergers without shareholder approval.                                        [ ]             [ ]             [ ]

8. ALL PORTFOLIOS. Approval of Amendment to the Trust's Declaration
of Trust to authorize the Board of Trustees to designate a class of
shares of a Portfolio as a separate Portfolio.                               [ ]             [ ]             [ ]

9. ALL PORTFOLIOS. Approval of reclassifying the investment objective of each Portfolio as a "non-fundamental" policy which may be changed
without shareholder approval.                                                [ ]             [ ]             [ ]

10. FINANCIAL SERVICES TRUST ONLY. Approval of reclassifying the Financial
Services Trust from a "diversified" to "non-diversified" Portfolio.          [ ]             [ ]             [ ]

Any other business that may properly come before the Meeting.



         PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.